As filed with the Securities and Exchange Commission on March 28, 2013

Securities Act File No. 333-167481
Investment Company Act File No. 811-22428
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		X
Pre-Effective Amendment No.
Post-Effective Amendment No.	13	X

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		X
Amendment No.	15	X

(Check appropriate box or boxes.)

CUSHING FUNDS TRUST
(Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

8117 Preston Road, Suite 440
Dallas, Texas 75225
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (214) 692-6334

Jerry V. Swank Cushing MLP Asset Management, LP 8117 Preston Road, Suite 440 Dallas, Texas 75225 (Name and Address of Agent for Service)	Copies to: Phillip Harris, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036

It is proposed that this filing will become effective (check appropriate box)
[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	On March 30, 2013 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
[	]	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Explanatory Note:  This Post-Effective Amendment No. 13 to the Registration Statement of Cushing Funds Trust (the “Trust”) is being filed to add the audited financial statements and certain related financial information for the fiscal period ended November 30, 2012.

PROSPECTUS
March 30, 2013

The Cushing® MLP Premier Fund

Class A Shares (CSHAX)

Class C Shares (CSHCX)

Class I Shares (CSHZX)

This Prospectus discusses The Cushing® MLP Premier Fund (the “Fund”). The Fund’s investment objective is to seek to produce current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnership (“MLP”) investments.

The Fund is managed by Cushing® MLP Asset Management, LP (the “Investment Adviser”).

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved of the Fund’s shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

Table of Contents - Prospecuts MLP Premier Fund

SUMMARY

Investment Objective

The Fund’s investment objective is to seek to produce current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “How to Decide Which Class of Shares to Buy” beginning on page 26 of the Fund’s Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fee paid directly from your investment) Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sales proceeds)	None(a)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None
Wire Transfer Fee(b)	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%	1.10%
Distribution (12b-1) and/or Service Fees	0.25%	1.00%	None
Other Expenses(c)	0.37%	0.37%	0.37%
Acquired Fund Fees and Expenses(e)	0.01%	0.01%	0.01%
Deferred Income Tax Expense(d)	1.72%	1.72%	1.72%
Total Annual Fund Operating Expenses(e)	3.44%	4.19%	3.19%
Investment Adviser Fee Waiver/Expense Reimbursement(f)	(0.06)%	(0.06)%	(0.06)%
Net Total Annual Fund Operating Expenses (after fee waiver expense reimbursement)	3.38%	4.13%	3.13%
______________________
(a)	Investors who purchase more than $1,000,000 of Class A Shares may be assessed a contingent deferred sales charge of 1.00% upon redemptions within twelve (12) months of purchase.

(b)	Investors who have redemption proceeds wired to their bank account will be charged a wire transfer fee of $15. In addition your bank may charge a fee for receiving wires.

(c)
“Other Expenses” does not reflect deferred and current income tax liability, if any, incurred by the Fund. The Fund accrues deferred income tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. The Fund’s accrued deferred tax liability is reflected each day in the Fund’s net asset value per share. The Fund’s current and deferred tax liability, if any, depends upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors.

(d)
Deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio.  An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investment and such expenses may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions.  Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year.  As of  November 30, 2012, the Fund had net operating loss carry forwards of approximately $10,778,580 and capital loss carry forwards of approximately $29,118,056.  For the fiscal year ended November 30, 2012, the fund accrued approximately $7,120,938 in net deferred tax expense primarily related to unrealized appreciation on investments.

(e)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of expenses to average net assets included in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as acquired fund fees and expenses.

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(f)
The Investment Adviser has agreed to waive a portion of the management fee through March 31, 2014.  In addition, the Investment Adviser has agreed to reimburse the Fund for certain Fund operating expenses, such that total annual Fund operating expenses (exclusive of any front-end load, deferred sales charge, 12b-1 fees, taxes,  brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.40% for each of Class A Shares, Class C Shares and Class I Shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived and expenses reimbursed) if such recoupment can be achieved within the foregoing expense limits. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees prior to March 31, 2014 and may be modified or terminated by the Investment Adviser at any time after March 31, 2014.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (giving effect to the fee waiver and expense limitation only during the first year) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares:	$896	$1,565	$2,256	$4,078
Class C Shares:	$515	$1,267	$2,133	$4,360
Class I Shares:	$316	$978	$1,664	$3,490
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares:	$896	$1,565	$2,256	$4,078
Class C Shares:	$415	$1,267	$2,133	$4,360
Class I Shares:	$316	$978	$1,664	$3,490

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes payable by the Fund. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2012, the Fund’s portfolio turnover rate was 43.32% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnership (“MLP”) investments. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in MLP investments. Entities commonly referred to as “MLPs” are treated as partnerships for U.S. federal income tax purposes and are generally organized under state law as limited partnerships or limited liability companies. The Fund’s MLP investments include investments that offer economic exposure to public MLPs in the form of common or subordinated units issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, debt securities of MLPs, and securities that are derivatives of interests in MLPs, including I-Shares, and derivative instruments in which the Fund may invest that have economic characteristics of MLP securities.

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because of the Fund’s concentration in MLP investments, the Fund is not eligible to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The investment strategy of investing primarily in MLPs and electing to be treated as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new and untested investment strategy for open-end registered investment companies such as the Fund. This strategy involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and it shareholders.

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The Fund focuses primarily on midstream MLPs (“Midstream MLPs”) whose business models are often referred to as “toll road” businesses. Midstream MLPs collect, gather, transport and store natural resources and their byproducts (primarily crude oil, natural gas and refined petroleum products), generally without taking ownership of the physical commodity. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services. Many Midstream MLPs have a history of relatively stable and growing cash distributions. The Investment Adviser believes strong fundamentals are at work that may enable many Midstream MLPs to achieve similar results in the future. The Fund may also invest in MLPs involved in other segments of the natural resources sector, including propane and coal MLPs .

The Investment Adviser seeks to invest in MLPs that have distribution yields that, in the Investment Adviser’s view, are attractive relative to comparable MLPs and available unit pricing. The Investment Adviser currently focuses on investments in MLPs with operations in the development, production, processing, refining, transportation, storage and marketing of natural resources. Among other things, the Investment Adviser uses fundamental, proprietary research to seek to identify the most attractive MLP investments with attractive distribution yields and distribution growth prospects.

MLPs are formed as limited partnerships or limited liability companies and are treated as partnerships for U.S. federal income tax purposes. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. Currently, most MLPs operate in the natural resources, shipping or real estate sectors. Therefore, the Fund intends to concentrate its investments in the natural resources sector. See “Additional Information about the Investment Strategies and Related Risks of the Fund — Additional Information About MLPs” in the Fund’s Prospectus for more information about MLPs.

Because the Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s daily net asset value in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value. The Fund will accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset balance, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. The daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s net asset value could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s net asset value. See “Net Asset Value,” “Tax Matters” and “Additional Information About the Fund’s Investment Strategies and Related Risks of the Fund — Principal Risks of Investing in the Fund — Deferred Tax Risks,” in the Fund’s Prospectus for additional information.

Principal Risks of Investing in the Fund

The Fund’s principal risks are discussed below. The value of the Fund’s investments may increase or decrease, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.  See “Additional Information About the Fund’s Investment Strategies and Related Risks of the Fund” for more information about these and other risks of investing in the Fund.

Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

MLPs and Other Natural Resources Sector Companies Risks. Under normal circumstances, the Fund concentrates its investments in the natural resources sector, with an emphasis on securities issued by MLPs. MLPs and other natural resources sector companies are subject to certain risks, including, but not limited to, the following:

•	MLPs and other companies operating in the natural resources sector may be affected by fluctuations in the prices of commodities;

•	the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the issuers in which the Fund will invest;

•
a significant decrease in the production of energy commodities would reduce the revenue, operating income and operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends;

•	a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of MLPs and other natural resources sector companies;

•	MLPs and other natural resources may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies;

•	the natural resources sector is highly competitive;

•
extreme weather conditions could result in substantial damage to the facilities of certain MLPs and other natural resources sector and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities;

•
the amount of cash that the Fund has available to distribute to shareholders will depend on the ability of the companies in which the Fund has an interest to make distributions or pay dividends to their investors, the tax character of those distributions or dividends, and the U.S. federal, state and local income taxes imposed on the Fund as a regular corporation (or “C” corporation);

•
the profitability of MLPs and other natural resources sector companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations and could be adversely affected by changes in the regulatory environment;

•
there is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle and the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs, and the cost of any remediation that may become necessary, which MLPs may not be able to recover from insurance;

•
certain MLPs and other natural resources sector companies are dependent on their parents or sponsors for a majority of their revenues and any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions; and

•
the operations of MLPs and other natural resources sector companies are subject to many hazards inherent in their business and since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks.

See “Additional Information About the Investment Strategies and Related Risks of the Fund — Principal Risks of Investing in the Fund” in the Fund’s Prospectus for additional information.

Industry Specific Risk. MLPs and other natural resources sector companies are also subject to risks that are specific to the particular industry in which they operate. See “Additional Information About the Investment Strategies and Related Risks of the Fund — Principal Risks of Investing in the Fund” in the Fund’s Prospectus for additional information.

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MLP Structure Risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Tax Risk. MLPs do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, credits, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would, among other consequences, have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income.

The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund. The final portion of the distributions received by the Fund that are considered return of capital will not be known until the Fund receives a schedule K-1 with respect to each of its MLP investments. Distributions received by shareholders from the Fund that are treated as return of capital would not be subject to U.S. federal income tax, but would have the effect of reducing a shareholder’s basis in the shares of the Fund, which would cause gains to be higher, or losses to be lower, upon the sale of shares by such shareholder.

The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to Shareholders.

Investment Strategy Risk. The investment strategy of investing primarily in MLPs and electing to be treated as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new and untested investment strategy for open-end registered investment companies such as the Fund. This strategy involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and its shareholders.

Deferred Tax Risk. Because the Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s daily net asset value in accordance with generally accepted accounting principles, the Fund will account for its deferred tax liability and/or asset balances.

The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value. Upon the Fund’s sale of a portfolio security, the Fund may be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize income and gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund.

The Fund will accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value.

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The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s net asset value could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

Valuation Risk. Market prices may not be readily available for certain of the Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Trustees of the Trust (the “Board”) or its designee pursuant to procedures adopted by the Board.

Equity Securities Risk. MLP common units and other equity securities can be affected by macro-economic, political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the natural resources sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Liquidity Risk. The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. In addition, certain MLP securities, while liquid, may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, illiquid or less liquid securities may be difficult to dispose of at a fair price at the times when the Investment Adviser believes it is desirable to do so or is required to do to meet redemption requests or comply with regulatory requirements. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely the Fund’s ability to make dividend distributions to you.

Non-Diversification Risk. The Fund is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund’s assets that may be invested in securities of a single issuer. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. There are currently approximately 100 publicly traded MLPs. The Fund will select its investments in MLPs from this small pool of issuers together with securities issued by any newly public MLPs, and may invest in securities of private MLPs, affiliates of MLPs and non-MLP issuers, consistent with its investment objective and policies. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

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Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1-year and since inception periods compare with various benchmarks.  Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  The returns in the bar chart and best/worst quarter are for Class A Shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  The performance of other share classes will differ due to their different expense structures. Updated performance is available on the Fund’s website www.cushingfunds.com and by calling 877-9-MLPFUNDS (877-965-7386).

The Cushing® MLP Premier Fund
  Class A Shares Average Annual Total Returns
Calendar Year Ended 12/31 of each Year

Best Quarter:	4th quarter, 2011	7.69%
Worst Quarter:	2nd quarter, 2012	-5.46%

AVERAGE ANNUAL TOTAL RETURNS (For the periods ended December 31)	One Year	Since Inception (10/19/2010)
The Cushing® MLP Premier Fund (Class A Shares)
Return Before Taxes	-5.62%	1.29%
Return After Taxes on Distributions	-5.62%	1.29%
Return After Taxes on Distributions and Sale of Fund Shares	-3.64%	0.51%
The Cushing® MLP Premier Fund (Class C Shares)
Return Before Taxes	-1.51%	3.25%
The Cushing® MLP Premier Fund (Class I Shares)
Return Before Taxes	0.44%	4.29%
Indices (reflects no deduction for fees, expenses or taxes) S&P 500 Index	16.00%	12.00%
Lipper Equity Income Funds Index	13.70%	10.93%
Cushing® 30 MLP Index	2.93%	9.71%

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).  After-tax returns are shown for Class A shares only.  After-tax returns for Class C and Class I will vary.  The returns in the table above reflect the sales loads for Class A and Class C shares.

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The bar chart and table assume that all distributions have been reinvested.  Performance reflects fee waivers, if any, in effect during the periods presented.  If any such waivers were not in place, returns would be reduced.

Investment Adviser

Cushing® MLP Asset Management, LP is the Fund’s investment adviser.

Portfolio Managers

Jerry V. Swank, Founder and Managing Partner of the Investment Adviser, Daniel L. Spears, Partner and Portfolio Manager of the Investment Adviser and Kevin P. Gallagher, Managing Director, Senior Research Analyst and Portfolio Manager of the Investment Adviser are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Swank and Mr. Spears have been portfolio managers of the Fund since its inception in 2010.  Mr. Gallagher became a portfolio manager of the Fund in December 2012.

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares by mail (The Cushing® MLP Premier Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), or by telephone at 877-9-MLPFUNDS (877-965-7386). Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment amount for Class A Shares and Class C Shares is $2,000 and $250 for Individual Retirement Accounts (“IRA”). For corporate sponsored retirement plans, there is no minimum initial investment. The minimum initial investment amount for Class I Shares is $250,000.

Tax Information

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal, state and local income tax purposes. The Fund will make distributions that will be treated for U.S. federal income tax purposes as (i) first, taxable dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, (ii) second, non-taxable returns of capital to the extent of your tax basis in your shares of the Fund (for the portion of those distributions that exceed the Fund’s earnings and profits) and (iii) third, taxable gains (for the balance of those distributions). Although the Fund expects that a significant portion of its distributions will be treated as such nontaxable return of capital and gains, combined, no assurance can be given in this regard. Additionally, a sale of Fund shares is a taxable event for shares held in a taxable account. See “Tax Matters” in the Fund’s Prospectus for additional information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE INVESTMENT STRATEGIES
AND RELATED RISKS OF THE FUND

Investment Objective

The Fund’s investment objective is to seek to produce current income and capital appreciation.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of MLP investments. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in MLP investments. MLP investments include investments that offer economic exposure to MLPs in the form of common units, subordinated units or debt securities issued by MLPs, securities of entities holding primarily general partner or managing member interests in MLPs and securities that are derivatives of interests in MLPs, including I-Shares, and derivative instruments in which the Fund may invest that have economic characteristics of MLP securities.

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because of the Fund’s concentration in MLP investments, the Fund is not eligible to elect to be treated as a regulated investment company under the Code. Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The investment strategy of investing primarily in MLPs and electing to be treated as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new and untested investment strategy for open-end registered investment companies such as the Fund. This strategy involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and its shareholders.

The Fund focuses primarily on Midstream MLPs whose business models are often referred to as “toll road” businesses. Midstream MLPs collect, gather, transport and store natural resources and their byproducts (primarily crude oil, natural gas and refined petroleum products), generally without taking ownership of the physical commodity. Midstream MLP natural gas services include the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline). Midstream MLP crude oil services include the gathering, transportation, storage and terminalling of crude oil. Midstream MLP refined petroleum product services include the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services. Many Midstream MLPs have a history of relatively stable and growing cash distributions. The Investment Adviser believes strong fundamentals are at work that may enable many Midstream MLPs to achieve similar results in the future.

The Fund may also invest in MLPs involved in other segments of the natural resources sector, including propane and coal MLPs. Propane MLP services include the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 2% of all energy used in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather-dependent and a majority of annual cash flow is earned during the winter heating season (October through March). Coal MLP services include the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.

The Investment Adviser seeks to invest in MLPs that have distribution yields that, in the Investment Adviser’s view, are attractive relative to comparable MLPs and available unit pricing. Among other things, the Investment Adviser will use fundamental and proprietary research to seek to identify the most attractive MLPs and will seek to invest in MLPs that have high distribution yields and distribution growth prospects that, in the Investment Adviser’s view, are attractive relative to comparable MLPs and that are not fully reflected in current pricing. The Investment Adviser may also seek to invest in other entities that hold the general partner or managing member interests and incentive distribution rights in MLPs (“GP MLPs”).

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The Fund generally seeks to invest in 20 to 40 issuers with generally no more than 10% of the Fund’s total assets in any one issue and no more than 15% of the Fund’s total assets in any one issuer (for purposes of this limitation, an “issuer” includes both the MLP and its controlling general partner or managing member), in each case, determined at the time of investment. For purposes of this calculation, an “issue” is a class of an issuer’s securities or a derivative security that tracks that class of securities. The Fund may purchase MLP securities in secondary market transactions or directly from issuer.

The Fund’s investment objective and percentage parameters are not fundamental policies of the Fund and may be changed, by the Board of Trustees, without shareholder approval. Shareholders will be notified of any change in the Fund’s policy of investing at least 80% of its assets in MLP investments at least 60 days prior to effecting any such change.

Additional Information about MLPs

Master limited partnerships are formed as limited partnerships or limited liability companies and taxed as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs are listed and traded on a U.S. securities exchange. An MLP typically issues general partner and limited partner interests or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Code. These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. The general partner or managing member may be structured as a private or publicly-traded corporation or other entity. The general partner or managing member typically controls the operations and management of the entity and has an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

MLP Equity Securities. Equity securities issued by MLPs typically consist of common units, subordinated units and a general partner or managing member interest.

Common Units. The common units of many MLPs are listed and traded on national securities exchanges, including the NYSE, the American Stock Exchange (the “AMEX”) and the NASDAQ Stock Market (the “NASDAQ”). Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the minimum quarterly distribution (the“ MQD”), including arrearage rights, from the issuer. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. The Fund may invest in different classes of common units that may have different voting, trading, and distribution rights.

Subordinated Units. Subordinated units, which, like common units, represent limited partner interests, are not typically listed on an exchange or publicly traded. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. The Fund may invest in different classes of subordinated units that may have different voting, trading, and distribution rights.

General Partner Interests. The general partner interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights, which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the incentive distribution rights, GP MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution.

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I-Shares. I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect limited partner interest in the MLP. I-units have features similar to MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE.

Other Investments and Strategies of the Fund

In addition to the principal investment strategies of the Fund described above, the Fund may engage in certain other investment strategies.

Other Equity Securities. The Fund may invest in equity securities of issuers other than MLPs, including common stocks of non-MLP issuers, including U.S. royalty trusts.  Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP equity securities.

Debt Securities. The Fund may invest in debt securities of MLPs and other issuers. Debt securities of MLPs do not offer the advantageous tax characteristics of MLP equity securities. Debt securities in which the Fund may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are “perpetual” in that they have no maturity date. Certain debt securities are zero coupon bonds, which do not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. The Fund may invest in debt securities without regard for their maturity. The Fund may invest up to 10% of its total assets in debt securities rated below investment grade (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s Ratings Group (“S&P”), comparably rated by another statistical rating organization, or, if unrated, as determined by the Investment Adviser to be of comparable credit quality). These debt securities are commonly referred to as “high yield” securities or “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. Rating agencies are private services that provide ratings of the credit quality of debt obligations. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating.

Non-U.S. Securities. The Fund may invest up to 20% of its total assets in non-U.S. securities, including, among other things, Canadian royalty trusts and Canadian exploration and production companies. Canadian royalty trusts and Canadian exploration and production companies are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to shareholders as distributions. The trusts typically have no physical operations and no management or employees. Canadian royalty trusts and Canadian exploration and production companies are, in some respects, similar to certain MLPs and include risks similar to those MLPs. The Fund’s investments in non-U.S. securities may include non-U.S. securities represented by American Depositary Receipts or “ADRs.” ADRs are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere.

Strategic Transactions. The Fund may, but is not required to, use investment strategies (referred to herein as “Strategic Transactions”) for hedging, risk management or portfolio management purposes or to earn income. Strategic Transactions may involve the purchase and sale of derivative instruments. The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, indices and other instruments, enter into forward contracts, purchase and sell futures contracts and options thereon, enter into swap, cap, floor or collar transactions, purchase structured investment products and enter into transactions that combine multiple derivative instruments. The Fund’s use of Strategic Transactions may also include newly developed or permitted instruments, strategies and techniques, consistent with the Fund’s investment objectives and applicable regulatory requirements.

Strategic Transactions often have risks similar to the securities underlying the Strategic Transactions. However, the use of Strategic Transactions also involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. Although the Investment Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information under the heading “Strategic Transactions.”

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Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Temporary Defensive Strategies. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers’ acceptances and certificates of deposit. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

Principal Risks of Investing in the Fund

The Fund’s principal risks are discussed below. The value of the Fund’s investments may increase or decrease, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.

Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

MLPs and Other Natural Resources Sector Companies Risks. Under normal circumstances, the Fund concentrates its investments in the natural resources sector, with an emphasis on securities issued by MLPs. MLPs and other natural resources sector companies are subject to certain risks, including, but not limited to, the following:

Commodity Price Risk. MLPs and other companies operating in the natural resources sector may be affected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids, and crude oil, in the short- and long-term. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue. Fluctuations in commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods among others. Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing, crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The natural resources sector as a whole may also be impacted by the perception that the performance of natural resources sector companies is directly linked to commodity prices. The prices of companies’ securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices. High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of MLPs and other companies operating in the natural resources sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

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Cyclicality Risk. The highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the issuers in which the Fund will invest.

Supply Risk. A significant decrease in the production of natural gas, crude oil, coal or other energy commodities would reduce the revenue, operating income and operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources among others.

Demand Risk. A sustained decline in demand for coal, natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect the revenues and cash flows of MLPs and other natural resources sector companies. A decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices among others.

Risks Relating to Expansions and Acquisitions. MLPs and other natural resources sector companies employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations.

Competition Risk. The natural resources sector is highly competitive. To the extent that the companies in which the Fund invests are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the results of the Fund.

Weather Risk. Extreme weather conditions could result in substantial damage to the facilities of certain MLPs and other natural resources sector companies located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities.

Cash Flow Risk. The Fund will derive substantially all of its cash flow from investments in equity securities of MLPs and other natural resources sector companies. The amount of cash that the Fund has available to distribute to shareholders will depend on the ability of the companies in which the Fund has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends. The Fund will likely have no influence over the actions of the MLPs in which it invests with respect to the payment of distributions or dividends, and may only have limited influence over other natural resource sector companies in that regard.

Regulatory Risk. The profitability of MLPs and other natural resources sector companies could be adversely affected by changes in the regulatory environment. Such companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. MLPs may be adversely affected by future regulatory requirements enacted in response to environmental accidents. While the nature of such regulations cannot be predicated at this time, they may impose additional costs or limit certain operations by MLPs operating in various sectors.

Environmental Risk. There is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs, and the cost of any remediation that may become necessary. MLPs may not be able to recover these costs from insurance. Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example: (i) the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions, (ii) the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water, (iii) the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and (iv) the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal. Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a byproduct of burning fossil fuels, and methane, the major constituent of natural gas. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest. In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under federal Clean Air Act of 1990, as amended (the “Clean Air Act”), the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments. MLPs may be subject to increased environmental regulations and increased liability for environmental contamination that may be enacted. While the nature of such regulations cannot be predicted at this time, they may impose additional costs or limit certain operations by MLPs operating in various sectors.

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Affiliated Party Risk. Certain MLPs and other natural resources sector companies are dependent on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions. Moreover, the terms of a company’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the company as a transaction with a non affiliate.

Catastrophe and Terrorism Risk. The operations of MLPs and other natural resources sector companies are subject to many hazards inherent in their business, including damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life.

Industry Specific Risks. MLPs and other natural resources sector companies are also subject to risks that are specific to the particular industry in which they operate.

Pipeline. Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined petroleum products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines that transport natural gas, natural gas liquids, crude oil or refined petroleum products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such a company could have a material adverse effect on its business, financial condition, results of operations and cash flows of those companies and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies and their ability to pay cash distributions or dividends to their unit holders or shareholders.

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Gathering and processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Exploration and production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Oil. In addition to the risks applicable to pipeline companies described above, gathering and processing companies and exploration and production companies, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products. Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the United States and around the world, which may adversely affect certain MLPs and the oil industry in general.

Propane. Propane companies are subject to earnings variability based upon weather patterns in the locations where they operate and increases in the wholesale price of propane which reduce profit margins. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.

Coal. Coal companies are subject to declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles in their customer base, and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act.

Marine shipping. Marine shipping companies are subject to supply of and demand for, and level of consumption of, natural gas, liquefied natural gas, crude oil, refined petroleum products and liquefied petroleum gases in the supply and market areas they serve, which affect the demand for marine shipping services and therefore charter rates. Shipping companies’ vessels and cargoes are also subject to the risk of being damaged or lost due to marine disasters, extreme weather, mechanical failures, grounding, fire, explosions, collisions, human error, piracy, war and terrorism.

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MLP Structure Risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Tax Risks. In addition to other risk considerations, an investment in the Fund’s common shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail elsewhere in this Prospectus. Tax matters are complicated, and the foreign and U.S. federal, state and local tax consequences of the purchase and ownership of the Fund’s common shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

MLP Tax Risk. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the MLPs or other natural resource sector companies in which the Fund will invest. Any such changes could negatively impact the Fund’s common shareholders. Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s common shareholders. There have been proposals in Congress to eliminate certain tax incentives widely used by oil and gas companies and to impose new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs and other natural resources sector companies in which the Fund invests and/or the energy sector generally.

The Fund’s ability to meet its investment objective will depend partially on the amounts of taxable income, distributions and dividends it receives from the securities in which it will invest, a factor over which it will have no control. The benefit the Fund will derive from its investment in MLPs is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes. As a partnership, an MLP has no U.S. federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were to be treated as a corporation for U.S. federal income tax purposes, it would be subject to U.S. federal income tax on its income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%). In addition, if an MLP were to be classified as a corporation for U.S. federal income tax purposes, the amount of cash available for distribution by it would be reduced and distributions received by the Fund from it would be taxed under U.S. federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). Therefore, treatment of MLPs as corporations for U.S. federal income tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of the Fund’s common shares.

C Corporation Structure Tax Risks. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because of the Fund’s concentration in MLP investments, the Fund is not eligible to elect to be treated as a regulated investment company under the Code. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) and is subject to state and local income tax by reason of its investments in equity securities of MLPs. As a limited partner or member in the MLPs in which the Fund will invest, the Fund will be required to include in its taxable income its allocable share of income, gains, losses, deductions, and credits from those MLPs, regardless of whether they distribute any cash to the Fund. Historically, a significant portion of the distributions on MLPs equity securities has been offset by tax deductions. As the holder of an MLP equity security, the Fund will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by tax deductions, losses and credits, or the Fund’s net operating loss carryforwards, if any. The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund. The final portion of the distributions received by the Fund that are considered return of capital will not be known until the Fund receives a schedule K-1 with respect to each of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to Shareholders.

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Federal legislation has reduced the U.S. federal income tax rate on qualified dividend income to the rate applicable to long-term capital gains, provided a holding period requirement and certain other requirements are met. See “Tax Matters” in the Fund’s Prospectus.

Investment Strategy Risk. The investment strategy of investing primarily in MLPs and electing to be treated as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new and untested investment strategy for open-end registered investment companies such as the Fund. This strategy involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and its shareholders.

Deferred Tax Risk. Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s daily net asset value in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances.

The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value. The portion, if any, of a distribution on an MLP equity security received by the Fund that is offset by the MLP’s tax deductions or losses will be treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of income or gain (or a decrease in the amount of loss) that will be recognized on the sale of the equity security in the MLP by the Fund. Upon the Fund’s sale of a portfolio security, the Fund will be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund. No assurance can be given that such taxes will not exceed the Fund’s deferred tax liability assumptions for purposes of computing the Fund’s net asset value per share, which would result in an immediate reduction of the Fund’s net asset value per share, which could be material.

The Fund will accrue a deferred tax asset balance which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s net asset value. A deferred tax asset may be used to reduce a subsequent period’s income tax expense, subject to certain limitations. To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset some or all of the value of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance based on estimates of the Fund in connection with the calculation of the Fund’s net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value.

The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s net asset value could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes inapplicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

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Valuation Risk. Market prices may not be readily available for certain of the Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Trustees of the Trust (the “Board”) or its designee pursuant to procedures adopted by the Board. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Fund’s most recent determination of their fair value.

Equity Securities Risk. MLP common units and other equity securities can be affected by macro-economic political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Liquidity Risk. The investments made by the Fund, including investments in MLPs, may be illiquid and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value, the value at which the Fund is carrying the securities on its books or the amount paid for such investments by the Fund. Furthermore, the nature of the Fund’s investments may require a long holding period prior to profitability. The securities of privately held companies are generally illiquid. Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Investment Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests.

Non-Diversification Risk. The Fund is a non-diversified, open-end management investment company registered under the 1940 Act and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund’s assets that may be invested in securities of a single issuer. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. There are currently approximately 100 publicly traded MLPs. The Fund will select its investments in MLPs from this small pool of issuers together with securities issued by any newly public MLPs, and may invest in securities of private MLPs, affiliates of MLPs and non-MLP issuers, consistent with its investment objective and policies. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

Additional Risks of Investing in the Fund

Portfolio Turnover Risk. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions the Fund. The Fund’s annual portfolio turnover rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Greater transaction costs may reduce Fund performance. Upon the Fund’s sale of a portfolio security, the Fund may be liable for previously deferred taxes. High portfolio turnover may increase the likelihood that the Fund will recognize ordinary income and/or gain for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the fund and decrease cash available for distribution to shareholders.

Small-Cap and Mid-Cap Company Risk. Certain of the MLPs and other natural resources sector companies in which the Fund may invest may have small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively). Investing in the securities of small-cap or mid-cap companies presents some particular investment risks. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies, and may be more vulnerable to adverse general market or economic developments. Stocks of these companies may be less liquid than those of larger companies, and may experience greater price fluctuations than larger companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.

Risks Associated with an Investment in Non-U.S. Companies. Investing in securities of non-U.S. issuers involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/U.S. dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of its investments. Emerging markets may be subject to economic, social and political risks not applicable to instruments of developed market issuers, such as repatriation, exchange control or other monetary restrictions, taxation risks, and special considerations due to limited publicly available information, less stringent regulatory standards, and lack of uniformity in accounting.

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Debt Securities Risks. Debt securities are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks.  An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer of the debt instrument to prepay principal prior to the debt instrument’s stated maturity. This is also sometimes known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in the Fund’s portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

Strategic Transactions Risks. The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments. The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, indices and other instruments, enter into forward contracts, purchase and sell futures contracts and options thereon, enter into swap, cap, floor or collar transactions, purchase structured investment products and enter into transactions that combine multiple derivative instruments. Strategic Transactions often have risks similar to the securities underlying the Strategic Transactions. However, the use of Strategic Transactions also involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of derivative instruments has risks, including the imperfect correlation between the value of the derivative instruments and the underlying assets, the possible default of the counterparty to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, amounts paid by the Fund as premiums and cash, or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. It is possible that government regulation of various types of derivative instruments, including regulations enacted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, may impact the availability, liquidity and cost of derivative instruments. There can be no assurance that regulation of derivative instruments and markets will not have a material adverse effect on the Fund or will not impair the ability of the Fund to implement certain Strategic Transactions or to achieve its investment objective. Although the Investment Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information under the heading “Strategic Transactions.”

Management Risk. The Fund’s portfolio is subject to investment management risk because it is actively managed. The Investment Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

Dependence on Key Personnel. The Fund is dependent upon the Investment Adviser’s key personnel for its future success and upon their access to certain individuals and investments in the natural resources sector. In particular, the Fund will depend on the diligence, skill and network of business contacts of the personnel of the Investment Adviser and its portfolio managers, who will evaluate, negotiate, structure, close and monitor the Fund’s investments. The portfolio managers do not have long-term employment contracts with the Investment Adviser, although they do have an ownership interest and other financial incentives to remain with the firm. Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, other pooled investment vehicles in which the Fund will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. Notwithstanding these potential conflicts of interest, the Board and officers of the Trust have a fiduciary obligation to act in the Fund’s best interest.

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Terrorism and Market Disruption Risk. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Global political and economic instability could affect the operations of MLPs and other companies in the energy and natural resources sectors in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The U.S. government has issued warnings that natural resources assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

Recent Market and Economic Developments. Global financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets. Volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

While the U.S. and global markets had experienced extreme volatility and disruption for an extended period of time, some recent fiscal periods have witnessed more stabilized economic activity as expectations for an economic recovery increased. Risks to a robust resumption of growth persist:  a weak consumer weighed down by too much debt and increasing and persistent joblessness, the growing size of the federal budget deficit and national debt, existing home sales plunging to their lowest levels in 15 years, and the threat of inflation. A return to unfavorable economic conditions or sustained economic slowdown may place downward pressure on oil and natural gas prices and may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect the Fund. MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the contraction in the capital markets. The continued recovery of the MLP sector is dependent on several factors, including the recovery of the financial sector, the general economy and the commodity markets.

The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. Since 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries.  There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries.  The prolonged continuation to or further deterioration of the recent U.S. and global economic downturn could adversely impact the Fund’s portfolio. The Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets in the Fund’s portfolio. The Investment Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so and the Investment Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments and trends in new products and services, in the current or future market environment.  Given the risks described above, an investment in common shares may not be appropriate for all prospective investors.  A prospective investor should carefully consider his or her ability to assume these risks before making an investment in the Fund.

Regulatory Risks. The instability in the financial markets discussed above has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments. The Dodd-Frank Act, which was signed into law in July 2010, has resulted in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect MLPs and other issuers in which the Fund invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable. Governments or their agencies have also acquired distressed assets from financial institutions and acquired ownership interests in those institutions. The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

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In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund. The Investment Adviser cannot predict the effects of these regulations on the Fund’s portfolio. The Investment Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund.  Legislation or regulation may change the way in which the Fund itself is regulated.  The Investment Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

MANAGEMENT OF THE FUND

The Board is responsible for supervising the operations and affairs of the Fund and overseeing the actions of the Investment Adviser and the Distributor. The Trust’s officers, who are all officers or employees of the Investment Adviser or its affiliates, are responsible for the day-to-day management and administration of the Fund’s operations.

Investment Adviser

Subject to the overall supervision of the Board, the Fund is managed by Cushing® MLP Asset Management, LP. The Investment Adviser is an SEC-registered investment adviser headquartered in Dallas, Texas. The Investment Adviser serves as investment adviser to registered and unregistered funds, which invest primarily in securities of MLPs and other natural resource companies. The Investment Adviser is also the sponsor of The Cushing® 30 MLP Index, which is a fundamentally based MLP index comprised of 30 equally weighted publicly traded energy infrastructure MLPs with a focus on total return and various other indices designed to offer investors the ability to evaluate performance and growth characteristics of potential energy income investments. The Investment Adviser continues to seek to expand its platform of MLP-related investment products, leveraging extensive industry contacts and unparalleled research depth to drive both passive and actively managed investment opportunities for individual and institutional investors. The Investment Adviser seeks to identify and exploit investment niches it believes are generally less understood and less followed by the broader investor community. The Investment Adviser’s principal business address is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

The Investment Adviser considers itself one of the principal professional institutional investors in the MLP space based on the following:

•	An investment team with extensive experience in MLP analysis and investment, portfolio management, risk management, and private securities transactions.

•	A focus on bottom-up, fundamental analysis performed by its experienced investment team is core to the Investment Adviser’s investment process.

•
The investment team’s wide range of professional backgrounds, market knowledge, industry relationships, and experience in the analysis, financing, and structuring of MLP investments give the Investment Adviser insight into, and the ability to identify and capitalize on, investment opportunities in MLPs and issuers in the natural resources sector.

•	Its central location in Dallas, Texas, and proximity to major players and assets in the MLP space.

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Advisory Agreement

The Investment Adviser manages the overall investment operations of the Fund in accordance with the Fund’s investment objective and policies and formulates a continuing investment strategy for the Fund pursuant to the terms of an investment advisory agreement between the Investment Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”).

Under the terms of the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.10% of the average daily value of the Fund’s Managed Assets during such month. As used in the Advisory Agreement, “Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), and/or (ii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies. A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s Annual Report for the fiscal year ended November 30, 2012.  For the fiscal year ended November 30, 2012, the Investment Adviser received a net management fee, after giving effect to waivers, of 1.04% of the Fund’s average daily net assets .

The Investment Adviser has agreed to waive a portion of the management fee through March 31, 2014.  In addition, the Investment Adviser has agreed to reimburse the Fund for certain Fund operating expenses, such that total annual Fund operating expenses (exclusive of any front-end load, deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed will not exceed 1.40% for each of Class A Shares, Class C Shares and Class I Shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived and expenses reimbursed) if such recoupment can be achieved within the foregoing expense limits. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees prior to March 31, 2014 and may be modified or terminated by the Investment Adviser at any time after March 31, 2014.

Portfolio Management

Jerry V. Swank, Daniel L. Spears and Kevin P. Gallagher are the portfolio managers of the Fund.

Jerry V. Swank. Mr. Swank formed Swank Capital, LLC in 2000 to provide proprietary energy research to a select group of institutional investors, emphasizing in-depth independent research. Prior to forming Swank Capital, LLC, Mr. Swank spent five years with John S. Herold, Inc., now part of IHS Herold (“Herold”). Herold is an independent oil & gas research and consulting company. He joined Herold in 1995 and served as Managing Director heading up its sales and new product development team until May 1998, when he assumed the position of President. During this period, Mr. Swank developed an in-depth knowledge of the worldwide energy industry, sector profitability, global growth prospects and supply/demand dynamics. Prior to joining Herold, Mr. Swank spent 14 years with Credit Suisse First Boston Corporation in Institutional Equity and Fixed Income Sales in its Dallas office from1980 to 1995. From 1985 to 1995 he was a Credit Suisse First Boston Corporation Director and Southwestern Regional Sales Manager. Prior to Credit Suisse First Boston Corporation, Mr. Swank worked from 1976 to 1980 on the buy side as an analyst and portfolio manager with Mercantile Texas Corp. Mr. Swank received a B.A. from the University of Missouri (Economics) in 1973 and an M.B.A. from the University of North Texas in 1978. Mr. Swank has served on the Board of Directors of John S. Herold, Inc., Matador Petroleum Corporation and Advantage Acceptance, Inc. and currently serves on the board of directors of The Dalrymple Global Resources Offshore Fund, Ltd., The Cushing® MLP Total Return Fund, The Cushing® Royalty & Income Fund, The Cushing® Renaissance Fund, The Cushing® MLP Infrastructure Fund, The Cushing® Funds Trust, Central Energy Partners, LP and E-T Energy, Ltd.

Daniel L. Spears. Prior to joining Swank Capital, LLC in 2006, Mr. Spears was a Principal at Banc of America Securities, LLC within the Natural Resources Group from 1998 to 2006. Mr. Spears was with Salomon Smith Barney Group in the Global Energy and Power Investment Banking Group from 1995 to 1998. Mr. Spears has extensive experience providing financial and strategic advice to public and private companies in all sectors of the natural resources industry. Mr. Spears received his B.S. in Economics from the Wharton School of the University of Pennsylvania in 1995. Mr. Spears currently serves on the Board of Directors of Central Energy Partners, LP and Emerald Oil, Inc. (NYSE: EOX).

Kevin P. Gallagher. Mr. Gallagher joined Swank Capital, LLC in 2006 and is a Managing Director, Senior Research Analyst and Portfolio Manager.  For five years prior to joining Swank Capital, Mr. Gallagher was a senior research associate with RBC Capital Markets covering the Diversified Energy and MLP sectors.  Mr. Gallagher’s career in the investment business also includes 4 years at GMAC-RFC, where he helped manage a portfolio of cash and investments.  Mr. Gallagher earned a BS in Economics with Finance, a minor in Philosophy, and an MBA from Southern Methodist University.  He holds the Chartered Financial Analyst® designation.

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The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

WHO SHOULD INVEST IN THE FUND?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment for you if you are seeking:

•
The opportunity for attractive current income, the potential for partial inflation protection in the form of distribution growth and the potential for capital appreciation in a fund managed by an experienced team of portfolio and investment professionals.

•	Low correlation with broader equity and fixed income markets.

•
Exposure to a growing sub-sector of the natural resources universe, which sub-sector benefits from a tax advantaged structure and which owns and operates integral infrastructure energy assets that are essential in meeting the growing demand from energy producers and consumers.

•	MLPs and securities of other natural resource sector companies researched and sourced by experienced investment professionals at the Investment Adviser.

FUND EXPENSES

The Fund, and therefore its shareholders, pays all of its expenses other than those expressly assumed by the Investment Adviser. Expenses of the Fund are deducted from the Fund’s total income before dividends are paid. The Fund’s expenses include, but are not limited to, (1) fees paid to the Investment Adviser and the Fund’s administrator; (2) fees of the Fund’s independent registered public accounting firm, custodian and transfer agent fees, and certain related expenses; (3) taxes; (4) income tax expense; (5) brokerage fees and commissions; (6) interest; (7) costs incident to meetings of the Board and meetings of the Fund’s shareholders; (8) costs of printing and mailing Prospectuses and reports to shareholders and the filing of reports with regulatory bodies; (9) legal fees and disbursements; (10) fees payable to federal and state regulatory authorities; (11) fees and expenses of Trustees who are not “interested” persons, as defined by the 1940 Act, of the Fund; (12) with respect to Class A Shares and Class C Shares, applicable Distribution (12b-1) Plan and Service Plan fees; and (13) any extraordinary expenses.

NET ASSET VALUE

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) each day the Exchange is open for trading. The Board reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest and the Fund’s deferred tax asset, if any, less any applicable valuation allowance) attributable to such class, less all liabilities (including accrued expenses and the Fund’s deferred tax liability, if any) attributable to such class, by the total number of shares of the class outstanding. Differences in net asset values per share of each class of the Fund’s shares are generally expected to be due to the daily expense accruals of the specified distribution and service fees and transfer agency costs applicable to such class of shares and the differential in the dividends that may be paid on each class of shares.

The Fund will use the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Board from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)
The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Investment Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources.

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(ii)
Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value of those dividends or rights, as determined by the Investment Adviser, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.

(iii)
Listed options, or over-the-counter options for which representative brokers’ quotations are available, will be valued in the same manner as listed or over-the-counter securities. Premiums for the sale of such options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

(iv)
The Fund’s non-marketable investments will generally be valued in such manner as the Investment Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board.

When determining the fair value of an asset, the Investment Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value determinations will be based upon all available factors that the Investment Adviser deems relevant.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events occur between the time when a security’s price was last determined on a securities exchange or market and the time when the Fund’s net asset value is last calculated that the Investment Adviser deems materially affect the price of such security (for example, (i) movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets, (ii) a foreign securities market closes because of a natural disaster or some other reason, (iii) a halt in trading of the securities of an issuer on an exchange during the trading day or (iv) a significant event affecting an issuer occurs), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s daily net asset value the Fund will, among other things, account for its deferred tax liability and/or asset balances.

The Fund will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability balance at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an assumed state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value.

The Fund will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset balance, the Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. The Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future MLP cash distributions), the duration of statutory carry forward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to the Fund’s investments in equity securities of MLPs or any other securities or assets. Significant weight is given to the Fund’s forecast of future taxable income, which is based on, among other factors, the expected continuation of MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as the expiration dates for the federal tax net operating loss carryforwards range from seventeen to twenty years and federal capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of the Fund’s net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value.

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The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. If such information is not received from such MLPs on a timely basis, the Fund will estimate the tax characterization of the distributions received by the Fund based on average historical tax characterization of distributions made by MLPs. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s net asset value could vary dramatically from the Fund’s actual tax liability and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. The Fund’s daily net asset value calculation will be based on then current estimates and assumptions regarding the Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

The investment strategy of investing primarily in MLPs and electing to be taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new and untested investment strategy for open-end registered investment companies such as the Fund. This strategy involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and its shareholders.

DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the “Distribution Plan”) with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the “Service Plan”) with respect to its Class A Shares and Class C Shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay moreover time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the Financial Industry Regulatory Authority (“FINRA”). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

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To assist investors in comparing classes of shares, the tables under the Prospectus heading “Fees and Expenses of the Fund” provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

HOW TO DECIDE WHICH CLASS OF SHARES TO BUY

The Fund offers three different share classes — Class A Shares, Class C Shares and Class I Shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

When selecting a share class, you should consider the following:

•      which share classes are available to you;
•      how much you intend to invest;
•      total costs and expenses associated with a particular share class; and
•      whether you qualify for a waiver or reduction of sales charges.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Comparison of Share Classes

	Class A Shares	Class C Shares	Class I Shares
Terms	Offered at NAV plus a front-end sales charge, and purchases of $1 million or more that are redeemed within twelve months are subject to a contingent deferred sales charge (“CDSC”)	Offered at NAV with no front-end sales charge, but subject to a CDSC	Offered at NAV with no front-end sales charge or CDSC

Ongoing Expenses	Lower than Class C Shares	Higher than Class A Shares	Lower than Class A Shares or Class C Shares

Minimum Investment	$2,000	$2,000	$250,000
Appropriate for Investors	Who prefer a single front-end sales charge with a longer investment horizon who qualify for reduced sales charges on larger investments	Who want to invest all money immediately, with no front-end sales charge and with shorter investment horizons	Designed for large institutional investors

Please see the information below for more information about each share class. Sales charges, if any, are retained by the Distributor or paid by the Distributor to your broker/dealer, financial adviser, or other financial intermediary.

Because the current Prospectus and Statement of Additional Information for the Fund are available on the Fund’s website free of charge, the Fund does not disclose the following share class information separately on the website.

Class A Shares

Front-End Sales Charge. The following table shows the front-end sales charges for Class A Shares based on the amount invested in Class A Shares:

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Amount Invested	Sales Charge as a Percentage of Purchase Price	Sales Charge as a Percentage of Net Amount Invested
Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.75%	4.99%
$100,000 to $249,999	3.50%	3.63%
$250,000 to $499,999	2.50%	2.56%
$500,000 to $999,999	2.00%	2.04%
$1 million or more*	None	None
*You may be assessed a CDSC of 1.00% if you redeem any of your shares within twelve (12) months of purchase.

Front-end sales charges will not be applied to shares purchased by reinvesting distributions.

The Investment Adviser or the Fund’s Distributor may pay a sales commission of up to 1.00% of the offering price of Class A shares to brokers that are responsible for aggregate purchases of $1 million or more.

Waiver of Class A Sales Charges. Front-end sales charges on Class A Shares are waived for the following purchasers:

•	any affiliate of the Investment Adviser or any of the Investment Adviser’s or the Fund’s officers, directors, employees or retirees;

•	registered representatives of any broker-dealer authorized to sell Fund shares, subject to internal policies and procedures of the broker-dealer;

•
members of the immediate families of any of the foregoing (i.e. parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);

•	fee-based registered investment advisers, financial planners, bank trust departments or registered broker dealers who are purchasing on behalf of their customers; and

•	401(k), 403(b) and 457 plans, and profit sharing and pension plans that invest $1,000,000 or more or have more than 100 participants.

You need to notify your financial intermediary or the Fund’s Transfer Agent if you qualify for a waiver of Class A sales charges.

Reduced Class A Sales Charges. You may qualify for reduced sales charges by aggregating prior purchases or purchases by related accounts or by agreeing to invest certain amounts in the future.

Prior Purchases. You may qualify for a reduced sales charge by aggregating the NAV of any Class A Shares you already own to the amount of your next investment for purposes of calculating the sales charge.

Purchases By Related Accounts. Concurrent and prior purchases of Class A Shares by certain other accounts may be combined with your purchase to determine your sales charge. Purchases made by you, your spouse or domestic partner, your siblings and your dependent children for purposes of calculating the sales charge, including purchases in individual retirement, custodial and personal trust accounts, may be combined.

Letter of Intent. If you plan to make an aggregate investment of $50,000 or more in Class A Shares of the Fund over a 13-month period, you may reduce your sales charge by signing a non-binding letter of intent. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a13-month period. The Letter of Intent will apply to all purchases of Class A Shares of the Fund. Any shares purchased within 90 days prior to the date you sign the Letter of Intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. If you establish a Letter of Intent with the Fund you can aggregate your accounts as well as the accounts of your spouse or domestic partner, your siblings and your dependent children. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent. Class A Shares equal to 5.75% of the amount of the Letter Intent will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

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It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The Fund is not responsible for making this determination. You must notify the Transfer Agent or your financial intermediary at the time of purchase if a quantity discount is applicable. You may be required to provide the Fund or your financial intermediary with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) of the investor and other eligible persons which may include accounts held at approved financial intermediaries. You should retain any records necessary to substantiate the purchase price of your Fund shares, as the Fund and your financial intermediary may not retain this information.

Contingent Deferred Sales Charge. Class A Share purchases of $1 million or more are subject to a CDSC of 1.00% if redeemed within twelve months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge is assessed on Class A Shares derived from reinvestment of dividends or capital gain dividends. You should retain any records necessary to substantiate the historical cost of their shares, as the Fund and your financial intermediary may not retain this information.

The Fund may waive the imposition of a contingent deferred sales charge on redemption of Class A Shares under certain circumstances and conditions, including without limitation, the following:

(i)	redemptions following the death or permanent disability (as defined by the Code) of a shareholder; and

(ii)	required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code.

Shareholders who think they may be eligible for a contingent deferred sales charge waiver should contact the Transfer Agent or their financial intermediary. A Shareholder must notify the Fund prior to the redemption request to ensure receipt of the waiver.

Distribution Plan and Service Plan. Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund’s average daily net assets with respect to Class A Shares of the Fund.

Class C Shares

Contingent Deferred Sales Charge. Class C Shares are subject to a CDSC of 1.00% if redeemed within twelve months of purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC is assessed on Class C Shares derived from reinvestment of dividends or capital gain dividends. You should retain any records necessary to substantiate the historical cost of their shares, as the Fund and your financial intermediary may not retain this information.

The Fund may waive the imposition of a CDSC on redemption of Class C Shares under certain circumstances and conditions, including without limitation, the following:

(i)	redemptions following the death or permanent disability (as defined by the Code) of a shareholder; and

(ii)	required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code.

Shareholders who think they may be eligible for a CDSC waiver should contact the Transfer Agent or their financial intermediary. A Shareholder must notify the Fund prior to the redemption request to ensure receipt of the waiver.

Distribution Plan and Service Plan. Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund. Pursuant to the terms of the Plans, the Fund may spend less (and therefore shareholders maybe charged less) than the combined annual distribution and service fees of 1.00% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund.

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Class I Shares

Class I Shares may be purchased without the imposition of any front end sales charge or CDSC and without any distribution (12b-1) fee or service fee. Class I Shares are offered primarily to institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class I Shares may also be offered through certain financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customer’s investments in the Fund. Pension and profit sharing plans, employee trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for the Fund and do not require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees, generally may purchase Class I Shares, subject to investment minimums.

Revenue Sharing

The Investment Adviser and/or its affiliates may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Fund or which include them as investment options for their respective customers. These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Fund on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from the Investment Adviser’s own legitimate profits and other of its own resources (not from the Fund) and may be in addition to any Distribution Plan or Service Plan fees that are paid to broker-dealers and other financial intermediaries. The Board will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Fund to ensure that the levels of such advisory fees do not involve the indirect use of the Fund’s assets to pay for marketing, promotional or related services.

Because revenue sharing payments are paid by the Investment Adviser, and not from the Fund’s assets, the amount of any revenue sharing payments is determined by the Investment Adviser. In addition to the revenue sharing payments described above, the Investment Adviser may offer other incentives to sell shares of the Fund in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for a financial intermediary or its employees or associated persons to sell shares of the Fund to you instead of shares of other funds. Contact your financial intermediary for details about revenue sharing payments it may receive. Notwithstanding the revenue sharing payments described above, the Investment Adviser is prohibited from considering a broker-dealer’s sale of any of the Fund’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law. Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Fund or any affiliated investment company is a qualifying or disqualifying factor in the Investment Adviser’s selection of such broker-dealer for portfolio transaction execution.

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Fund. In addition, financial intermediaries are responsible for providing to you any communication from the Fund to its shareholders, including but not limited to, Prospectuses, Prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the 1940 Act. They may charge additional fees not described in this Prospectus to their customers for such services. These fees would be in addition to those imposed by the Fund. They may also set different minimum investments or limitations on buying or selling shares. If shares of the Fund are held in a “street name” account with a financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by the Fund and its transfer agent. If you are investing through a financial intermediary please contact your financial intermediary or refer to your program materials for more information regarding any special provisions or conditions that may be different from those described in this Prospectus.

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HOW TO PURCHASE SHARES

You may purchase shares of the Fund on any day the Fund and the NYSE are open for business either directly through the Fund or through your investment representative. Orders that are received before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) or any earlier NYSE closing time that day will be priced and processed as of the close of business on that day. You may purchase shares of the Fund by check, wire or Automatic Clearing House (ACH) network. The Fund will not accept payment in cash or money orders. All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks. Cashiers checks in amounts of less than $10,000 will not be accepted. To prevent check fraud, the Fund will not accept money orders, third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund cannot accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. U.S. citizens living abroad may purchase shares of the Fund only if they have a social security number and a physical address (not a P.O. box) within the United States. The only exception is for United States military with an APO or FPO address. The Fund will not issue certificates evidencing shares purchased. Instead, the Fund will send investors a written confirmation for all purchases of shares. The Fund reserves the right to reject any purchase in whole or in part.

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

Anti-Money Laundering Program. In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Compliance Program. The Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Permanent addresses containing a P.O. Box will not be accepted, although an alternate mailing address including a P.O. Box may be established. Please contact the Transfer Agent at 877-9-MLPFUNDS (877-965-7386) if you need additional assistance when completing your application. If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund reserves the right to close the account within five business days if clarifying information/documentation is not received.

Minimum Investments

Class A Shares and Class C Shares. The minimum initial investment in Class A Shares or Class C Shares of the Fund is $2,000 for regular accounts and $250 for Individual Retirement Accounts (“IRA”). For corporate sponsored retirement plans, there is no minimum initial investment. The minimum subsequent investment is $100. A $100 minimum exists for each additional investment made through the Automatic Investment Plan. The Fund may waive the minimum investment requirements from time to time. Investors purchasing the Fund through financial intermediaries’ asset based fee programs may have the above minimum investments waived by their intermediary since the intermediary, rather than the Fund, absorbs the increased costs of small purchases.

Class I Shares. The minimum initial investment in Class I Shares of the Fund is $250,000. The minimum subsequent investment is $100. A $100 minimum exists for each additional investment made through the Automatic Investment Plan. The Fund reserves the right to waive or reduce the minimum initial investment amount for Class I Shares for purchases made through certain retirement, benefit and pension plans, or for certain classes of shareholders. For investors purchasing Class I Shares through a broker-dealer, financial institution or servicing agent, shareholder purchases may be aggregated to meet the minimum initial investment amount. The Investment Adviser, in its discretion, may take into account the aggregate assets that a shareholder has in determining if the shareholder meets the minimum initial investment amount.

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Purchase By Check

If you are making an initial investment in the Fund, simply complete the appropriate Account Application and mail it with a check, made payable to “The Cushing MLP Premier Fund,” to:

For regular mail delivery: The Cushing® MLP Premier Fund c/o U.S. Bancorp Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201-0701	For overnight delivery: The Cushing® MLP Premier Fund c/o U.S. Bancorp Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202-5207

The Fund and its Transfer Agent do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase applications, orders or redemption requests does not constitute receipt by the Transfer Agent.

Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered and the account number or by the remittance portion of the account statement and returned to one of the above addresses.

The Transfer Agent will charge a $25.00 fee against a shareholder’s account in addition to any loss sustained by the Fund for any payment, check or electronic funds transfer returned to the Transfer Agent.

Purchase By Wire

A completed Account Application must be sent to the Transfer Agent prior to wiring funds. If you are making an initial investment in the Fund, please contact the Transfer Agent at 877-9-MLPFUNDS (877-965-7386) between 9:00 a.m. and 8:00 p.m. Eastern time (6:00 a.m. and 5:00 p.m. Pacific time), on a day when the NYSE is open for trading to make arrangements with a service representative to submit your completed application via mail, overnight delivery or fax. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. If you are making a subsequent purchase, prior to wiring funds, you should be sure to notify the Transfer Agent. U.S. Bank must receive wired funds prior to the close of regular trading on the NYSE to receive same day pricing. Wired funds received after that time will be processed the following day with the following day’s pricing. The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

All wires should specify the name of the Fund, the name(s) in which the account is registered, the account number and the amount being wired. It is essential that your bank include complete information about your account in all wire instructions. Your bank may charge you a fee for sending a wire to the Fund.

To ensure prompt and accurate credit upon receipt of your wire, your bank should transmit immediately available funds by wire in your name to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:     The Cushing® MLP Premier Fund
      (Shareholder Name, Shareholder Account #)

Purchase Through Financial Intermediaries

You may purchase and redeem shares of the Fund through certain financial intermediaries that have made arrangements with the Fund to receive purchase and redemption orders. Such financial intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. When you place your order with such a financial intermediary, or its designee, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Fund. The financial intermediary holds your shares in an omnibus account in its (or its agent’s) name, and the financial intermediary maintains your individual ownership records. The Investment Adviser may pay the financial intermediary for maintaining these records as well as providing other shareholder services. The financial intermediary may charge you a fee for handling your order. The financial intermediary is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.

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If you decide to purchase shares through a financial intermediary, please carefully review the program materials provided to you by your financial intermediary, because particular brokers may adopt policies or procedures that are separate from those described in this Prospectus.

To inquire about an agreement to sell shares of the Fund, financial intermediaries should call the Fund at 888-777-2346.

Telephone Purchase

You may purchase additional shares of the Fund by calling 877-9-MLPFUNDS (877-965-7386). Unless you have elected to decline telephone privileges on your Account Application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. Each telephone purchase must be in the amount of $100 or more. If your order is received prior to the close of regular trading on the NYSE, your shares will be purchased at the applicable net asset value calculated on that date. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Automatic Investment Plan

For your convenience, the Fund offers an Automatic Investment Plan. This plan allows money to be moved from the shareholder’s bank account to the shareholder’s Fund account on a systematic schedule (e.g., monthly,  quarterly, semi-annually or annually) that the shareholder selects. After your initial investment in the Fund, you may authorize the Fund to withdraw amounts of $100 or more.

If you wish to enroll in this plan, complete the appropriate section on the initial Account Application, or complete the Automatic Investment Plan Application. You may call the Transfer Agent at 877-9-MLPFUNDS (877-965-7386) and request an application. Signed applications should be received by the Transfer Agent at least15 business days prior to your initial transaction. The Transfer Agent will charge you a $25 fee if the automatic investment cannot be made due to insufficient funds, stop payment or for any other reason. The Fund may terminate or modify this privilege at any time. Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent by telephone at 877-9-MLPFUNDS (877-965-7386) or in written form five days prior to the effective date.

Retirement Plans

You may invest in the Fund under the following retirement plans:

•      Coverdell Education Savings Account

•      Traditional IRA

•      Roth IRA

•      SEP-IRA for sole proprietors, partnerships and corporations

•      SIMPLE-IRA

The Fund recommends that investors consult with a financial and/or tax advisor regarding IRAs before investing in them. The annual IRA maintenance fee is $15 (capped at $30 per social security number). The fee for a transfer, distribution or recharacterization of an IRA is $25 per transaction. Complete details on fees are outlined in the Fund’s Individual Retirement Account & Coverdell Education Savings Account Disclosure Statement.

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HOW TO REDEEM SHARES

You may redeem (sell) your Fund shares on any day the Fund and the NYSE are open for business either directly through the Fund or through your investment representative. Redemption requests that are received before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) or any earlier NYSE closing time that day will be priced and processed as of the close of business on that day. Requests received after that time will be processed as of the close of business on the next business day. Redemption requests for an individual retirement account (“IRA”), Coverdell Education Plan or other retirement or qualified plan must be made in writing and cannot be made via telephone.

Redemption By Mail

You may redeem your shares by sending a written request to the Transfer Agent. After your request is received in “good order,” the Fund will redeem your shares at the next calculated NAV. To be in “good order,” redemption requests must include the following: (i) the name of your Fund account; (ii) the account number; (iii) the number of shares of the Fund or the dollar value of shares of the Fund to be redeemed; (iv) any signature guarantees that are required; and (v) any additional documents that might be required for redemptions by corporations, executors, administrators, trustees, guardians or other similar shareholders. In addition, please specify whether proceeds are to be sent by mail, wire or electronic funds transfer through the ACH network to the bank account that you have designated on your Account Application. If you are redeeming from an IRA or other retirement or qualified plan, please indicate on your written request whether or not to withhold U.S. federal income tax (generally 10%). Unless a redemption request specifies not to have U.S. federal income tax withheld, the transaction will be subject to withholding. To add wire instructions to an account at the time of the redemption, a signature guarantee is required. The letter should be signed by all shareholders whose names appear on the account registration. Corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required. Please see the section entitled, “Signature Guarantees.”

Redemption By Telephone

Unless you have declined telephone privileges on your account, you may redeem all or some of your shares, up to a maximum of $100,000, by calling the Transfer Agent at 877-9-MLPFUNDS (877-965-7386) between 9:00 a.m. and 8:00 p.m. Eastern time (6:00 a.m. and 5:00 p.m. Pacific time), on a day when the NYSE is open for trading. Redemption requests received before the NYSE close on that day will be priced and processed as of the close of business on that day. Requests received after that time will be processed as of the close of business on the next business day. Telephone redemptions will not be accepted for retirement accounts.

When you establish telephone privileges, you are authorizing the Fund and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Redemption proceeds will be sent by check to the account address or transferred to the bank account you have designated on your Account Application.

Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon written notice to shareholders. The Fund may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders.

You may request telephone redemption privileges after your account is opened by writing to the Transfer Agent at one of the addresses set forth under “Purchase By Check”. Your written request for telephone privileges must include the Fund name and account number and must be signed by the registered owner(s) of the account. A signature guarantee, or a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source, may also be required. Please contact the Transfer Agent at 877-9-MLPFUNDS (877-965-7386) before sending your instruction. Telephone redemption requests must be received before the close of regular trading on the NYSE to be priced and processed as of the close of business on that day. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

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Signature Guarantees

To protect the Fund and its shareholders, a signature guarantee is required in each of the following situations:

•	The redemption request includes a change of address, or a change of address request was received by the Transfer Agent within the last 30 days;

•	The redemption proceeds are to be payable or sent to any person, address or bank account not on record;

•	Account ownership is being changed; and

•	The redemption request is over $100,000.

In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notarized signature is not an acceptable substitute for a signature guarantee.

Non-financial transactions including establishing or modifying certain services on an account may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source. The Fund may waive the signature guarantee for employees and affiliates of the Investment Adviser, the Distributor, the Administrator and family members of the foregoing.

Redemptions In-Kind

The Fund generally pays redemption proceeds in cash.  However, if the Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, that Fund may pay a portion of your redemption proceeds in securities or other Fund assets.  Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from that sale.

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Payment of Redemption Proceeds

Payment of redemption proceeds will be made promptly, but not later than seven days after the receipt of a redemption request in proper form as discussed in this Prospectus. If you did not purchase your shares by wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

If you redeem by phone, payment will usually be made on the next business day. You may have a check sent to you at your address of record, proceeds may be wired to your predetermined bank account, or funds may be sent via electronic funds transfer through the ACH network to the pre-determined bank account. The minimum amount that may be wired is $1,000. You will be charged a wire transfer fee of $15.This fee will be deducted from your redemption proceeds for a complete redemption, or deducted from your remaining balance for a partial redemption, and paid to the Transfer Agent to cover costs associated with the transfer. In addition, your bank may charge a fee for receiving wires. There is no charge to receive redemption proceeds via the ACH network, however credit may not be available for 2 – 3 business days.

Redemption Fee

The Fund charges a 2% redemption fee on the proceeds of Fund shares redeemed within 60 days of acquisition. The redemption fee is intended to offset the trading costs and operating expenses associated with frequent trading.

The redemption fee may be waived under the following circumstances:

(i)
redemptions by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) in instances where the Fund reasonably believes either that the intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in Fund shares;

(ii)
when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to a Fund confirming that the trade is actually an error correction;

(iii)
in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed;

(iv)	in the event of the death of the shareholder (including a registered joint owner);

(v)	for redemptions made pursuant to any of the Fund’s systematic plans;

(vi)	involuntary redemptions caused by operation of law;

(vii)	redemptions initiated by the Fund; and

(viii)
redemptions or exchanges by shareholders investing through qualified retirement plans such as 401(k)plans only if the plan sponsor or administrator certifies that the plan does not have the operational capability to assess the fee.

The Fund may waive the redemption fee in other specified circumstances reasonably determined by the funds not to relate to inappropriate trading activity, and reserves the right to modify or eliminate redemption fee waivers at any time. For additional information, see “Redemption of Shares — Redemption Fee Policy” in the Statement of Additional Information.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (1) during any period when the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings); (2) when trading in the markets the Fund ordinarily uses is restricted, (3) when an emergency exists as determined by the SEC such that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (4) for such other periods as the SEC by order may permit to protect the Fund’s shareholders.

Involuntary Redemption

Class A Shares and Class C Shares. The Fund may redeem the Class A or Class C Shares in your account if the value of your account is less than $2,000 for three months or longer as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $2,000 before the Fund makes an involuntary redemption. You will then have 60 days in which to make an additional investment to bring the value of your account to at least $2,000 before the Fund takes any action.

Class I Shares. If your Class I Shares account balance falls below $250,000 for any reason, you will be given 60 days to make additional investments so that your account balance is $250,000 or more. If you do not, the Fund may convert your Class I Shares into Class A Shares, at which time your account will be subject to the involuntary redemption policies and procedures for Class A Shares. Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Class I Shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Class I Shares.

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Systematic Cash Withdrawal Program

You may redeem your Class A Shares or Class C Shares through the Systematic Cash Withdrawal Program. The Systematic Cash Withdrawal Program is not available for redemption of Class I Shares. If you elect this method of redemption, the Fund will send you a check, or you may have the proceeds sent directly to your designated bank account via electronic funds transfer through the ACH network. The minimum payment amount is $100. You may choose to receive monthly, quarterly or annual payments. Your Fund account must have a value of at least $10,000 in order to participate in this program. The Systematic Cash Withdrawal Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this program at any time by writing to the Transfer Agent five days prior to the next payment.

A withdrawal involves a redemption of shares and may result in a gain or loss for U.S. federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares of one Fund for shares of another Cushing® Fund. There is no fee to exchange shares.  You may also exchange shares of one Cushing® Fund for shares of another by contacting the Fund’s Transfer Agent by phone at 877-9-MLPFUNDS (877-965-7386) or by sending signed, written instructions to the Fund’s Transfer Agent.

Generally, you may exchange your shares only for the same class of shares of another Cushing® Fund with certain exceptions, including:

•	You may exchange your Class A shares of the Fund for Class I shares of another Cushing® Fund if you subsequently become eligible to purchase Class I shares of the Fund.

•	If you are no longer eligible to hold Class I shares, you may exchange your Class I shares for Class A shares of another Fund at NAV. Class A shares have higher expenses than Class I shares.

Shares will be exchanged at their respective NAVs, computed as of the close of trading on the NYSE on the day you request the exchange.  Although there is no charge for the exchange privilege, if the shares you are exchanging have been held for 60 days or less you will be subject to the 2.00% redemption fee.  Any exchange must meet the applicable minimum investment amount for the Cushing® Fund and share class into which the exchange is being made.

When you exchange your Class A shares or Class I shares of the Fund for Class A shares or Class I shares of another Cushing® Fund, you do not have to pay a sales charge. When you exchange your Class C shares for Class C shares of another Cushing® Fund, the time you held the shares of the “old” Cushing® Fund will be added to the time you hold the shares of the “new” Cushing® Fund for purposes of determining your CDSC.

Certain Class C shareholders of the Fund may be eligible to exchange their shares for Class I shares in the Fund, provided that they: (1) hold their shares through an institution that has a valid Class I sales agreement authorizing such an exchange; and (2) are eligible to invest in Class I shares, as set forth under "Class I Shares", above.  Any exchange is subject to the Fund’s discretion to accept or reject the exchange.  No sales charges or other charges will apply to any such exchange, including any contingent deferred sales charge that would otherwise apply to the redemption of Class C shares.  For income tax purposes, exchanges between shares of the Fund will not result in the recognition by the investor of a capital gain or loss.  Class C shareholders should contact their financial institution for information on the availability of Class I shares.

Before exchanging into another Cushing® Fund, be sure to read its prospectus carefully. The Fund may change or cancel its exchange policies at any time. You will be notified of any changes. The Fund has the right to limit exchanges that are deemed to constitute short-term trading. See “Market Timing and Abusive-Trading Activity Policy” below.

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Exchanges By Mail

To exchange Fund shares by mail, simply complete a written request and mail it to the Fund:

For Regular Mail delivery: The Cushing® MLP Premier Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	For Overnight delivery: The Cushing® MLP Premier Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The written request must contain the following information:

•	Your account number;
•	The dollar amount or number of shares you want to sell (and exchange); and
•	A completed Account Application for the Cushing® Fund into which you want to exchange if you desire different account privileges than those currently associated with your Fund account.

The Fund and its Transfer Agent do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services or receipt at U.S. Bancorp Fund Services, LLC post office box of exchange requests do not constitute receipt by the Transfer Agent of the Fund.

Exchanges by Telephone

Unless you have elected to decline telephone privileges on your Account Application, you may exchange your Fund shares by telephone by calling 877-9-MLPFUNDS (877-965-7386).  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  The Fund is not responsible for delays due to communications or transmission outages or failure.

MARKET TIMING AND ABUSIVE-TRADING ACTIVITY POLICY

Frequent purchases and redemptions of the Fund’s shares by a shareholder may harm other shareholders of that Fund by interfering with efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board of Trustees discourages frequent purchases and redemptions of shares of the Fund and has adopted the policies and procedures with respect to frequent purchases and redemptions of shares described below.  Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

•
The Fund reserves the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of shares of the Fund.

•
The Fund tracks shareholder and omnibus account subscription and redemption activity in an effort to detect any shareholders or institutions that might trade with a frequency harmful to other shareholders of the Fund. In considering a shareholder’s trading activity, the Fund may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the Fund.

•
If frequent trading or market timing is detected, the Fund, based on its assessment of the severity of the market timing, shall take one or more of the following actions: (1) advise the owner of the frequently traded account that any such future activity will cause a freezing of the account’s ability to transact subscriptions; (2) freeze the account demonstrating the activity from transacting further subscriptions; or (3) close the account demonstrating frequent trading activity. Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

•
You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of the Fund within 60 days of purchase. The ability of the Fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the Transfer Agent) and through conduit investment vehicles may be limited.

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DISTRIBUTIONS

The Fund intends to make quarterly cash distributions of all or a portion of its net income (after taxes) to its shareholders.

Although the Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the Fund’s distributions to shareholders will consist of return of capital for U.S. federal income tax purposes, no assurance can be given in this regard. In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in the Fund’s shares and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells shares of the Fund. Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains. To permit the Fund to maintain a more stable distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value.

Dividend Reinvestment Plan

You have two distribution options:

•	Automatic Reinvestment Option — Distributions will be reinvested in additional Fund shares.

•	Cash Option — Distributions will be paid in cash.

You may make this election on the Account Application. You may change your election by writing to the Transfer Agent or by calling 877-9-MLPFUNDS (877-965-7386) at least five (5) days prior to record date of the next distribution.  If no selection is made on the Account Application, all distributions will be automatically reinvested in additional Fund shares.

If you elect to receive distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the current NAV of the Fund, and to reinvest all subsequent distributions.

TAX MATTERS

The following is a summary of the material U.S. federal income tax considerations generally applicable to U.S. Shareholders (as defined below) that acquire shares and that hold such shares as capital assets (generally, for investment). The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. This summary of U.S. federal income tax consequences is for general information only. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of shares, as well as the effects of state, local and non-U.S. tax laws.

For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of shares of the Fund that, for U.S. federal income tax purposes, is one of the following:

•	an individual who is a citizen or resident of the United States;

•	a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

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•
a trust (x) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (y) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

Beginning in 2013, pursuant to provisions of Health Care and Education Reconciliation Act, a 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.

The Fund

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%). In addition, as a regular corporation, the Fund is subject to state and local income taxes by reason of its investments in equity securities of MLPs. Therefore, the Fund may have state and local income tax liabilities in multiple states, which will reduce the Fund’s cash available to make distributions on the shares. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability. The extent to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions.

The Fund  invests a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes. To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to shareholders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), regardless of how long the Fund has held such equity security. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. If the Fund is required to sell equity securities in the MLPs to meet redemption requests, the Fund likely will recognize ordinary income and/or gain for U.S. federal income tax purposes, which will result in corporate income taxes imposed on the Fund and decrease cash available for distribution to shareholders. To the extent that the Fund has a net capital loss in any tax year, the net capital loss can be carried back three years and forward five years to reduce the Fund’s capital gains, subject to certain limitations. In the event a capital loss carryover cannot be utilized in the carryover periods, the Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders.

The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

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The Fund is not treated and will not be eligible to elect to be treated, as a regulated investment company under the Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

U.S. Shareholders

Distributions. Distributions by the Fund of cash or property in respect of the shares of the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of a distribution by the Fund exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the shares of the Fund, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares of the Fund for more than one year. A distribution will be wholly or partially taxable to a shareholder if the fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.

The Fund’s earnings and profits are generally calculated by making certain adjustments to the Fund’s taxable income. Based upon the Fund’s review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the Fund’s current and accumulated earnings and profits. Accordingly, the Fund expects that only a portion of its distributions to its shareholders with respect to the shares of the Fund will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.

Because the Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the Fund’s earnings and profits. For example, the Fund’s earnings and profits may be subject to certain adjustments applicable to energy-related MLPs, such as adjustments for percentage depletion or intangible drilling costs, and will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the Fund’s earnings and profits being higher than the Fund’s taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. In addition, loss carryovers from prior years may reduce taxable income but will not reduce current earnings and profits. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund’s taxable income for such year.

U.S. Shareholders that participate in the Fund’s Automatic Reinvestment Plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in shares of the Fund.

Sales of Shares of the Fund. Upon the sale, exchange or other taxable disposition of shares of the Fund, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the shares of the Fund. Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the shares of the Fund for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including most individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15% (20% for those in the highest tax bracket). The deductibility of capital losses is subject to limitations under the Code.

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A U.S. Shareholder’s adjusted tax basis in its shares of the Fund may be less than the price paid for the shares of the Fund as a result of distributions by the Fund in excess of the Fund’s earnings and profits (i.e., returns of capital).

GENERAL INFORMATION

Householding

To help keep the Fund’s costs as low as possible, the Fund generally delivers a single copy of most financial reports and Prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a Prospectus or financial report at any time. If you would like to receive separate mailings, please call the Transfer Agent at 877-9-MLPFUNDS (877-965-7386) and the Fund will begin individual delivery within 30 days of your request. If your account is held through a financial intermediary, please contact them directly to request individual delivery.  This policy does not apply to account statements.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Abandoned Property

It is important that the Fund maintain a correct address for each investor.  An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund.  Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account.  If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.

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FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Fund’s financial performance for the fiscal period ended November 30, 2010 and for the fiscal years ended November 30, 2011 and 2012. Certain Information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for fiscal years ended November 30, 2011 and November 30, 2012 has been derived from the Fund’s financial statements audited by Ernst & Young, LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report for the fiscal year ended November 30, 2012, which is available upon request.  The information for the fiscal period ended November 30, 2010 was derived from the Fund’s financial statements audited by the Fund’s prior independent registered public accounting firm.

The Cushing® MLP Premier Fund — Class A Shares

	Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
Per Common Share Data(2) Net Asset Value, beginning of period	$19.92	$20.28	$—
Public offering price	—	—	20.00
Income from Investment Operations:
Net investment loss(3)	(0.13)	(0.14)	(0.02)
Net realized and unrealized gain on investments	1.02	1.07	0.30
Total increase from investment operations	0.89	0.93	0.28
Less Distributions to Common Stockholders:
Net investment income	—	—	—
Return of capital	(1.34)	(1.30)	—
Total distributions to common stockholders	(1.34)	(1.30)	—
Redemption Fees Retained(3)	0.01	0.01	—
Net Asset Value, end of period	$19.48	$19.92	20.28
Total Investment Return	4.56%	4.55%	1.40	%(4)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$306,054,220	$81,865,313	$696,702
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)(7)	3.43%	3.29%	44.22%
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)(7)	3.37%	2.32%	5.52%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(3.01)%	(2.92)%	(44.02)%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	(2.95)%	(1.95)%	(5.32)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(1.29)%	(2.26)%	(40.15)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	(1.23)%	(1.29)%	(1.45)%
Portfolio turnover rate(8)	43.32%	72.32%	0.74	%(4)
____________________________
(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)
Calculated using average shares outstanding method.  For the fiscal year ended November 30, 2012, the average shares outstanding were10,744,614. For the fiscal year ended November 30, 2011, the average shares outstanding were 1,591,086 for Class A.  For the period from October 20, 2010 to November 30, 2010, the average shares outstanding were 28,746 for Class A.

(4)	Not annualized.
(5)
For periods less than one full year, all income and expenses are annualized except organizational costs, as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)
For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred tax expense, of which $3,616,649 is attributable to Class A. For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred tax expense, of which $212,282 is attributable to Class A. For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $2,596 is attributable to Class A.

(7)
The ratio of expenses excluding net deferred income tax expense to average net assets before waiver was 1.71%, 2.62%, and 40.35% for the fiscal years ended November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.  The ratio of expenses excluding net deferred income tax expense to average net assets after waiver was 1.65%, 1.65% and 1.65% for the fiscal years ended November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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The Cushing® MLP Premier Fund — Class C Shares

	Year Ended November 30, 2012	Year Ended November 30, 2011		Period From October 20, 2010(1) through November 30, 2010
Per Common Share Data(2) Net Asset Value, beginning of period	$19.73	$20.26		$—
Public offering price	—	—		20.00
Income from Investment Operations:
Net investment loss(3)	(0.27)	(0.29)		(0.04)
Net realized and unrealized gain on investments	1.02	1.06		0.30
Total increase from investment operations	0.75	0.77		0.26
Less Distributions to Common Stockholders:
Net investment income	—	—		—
Return of capital	(1.34)	(1.30)		—
Total distributions to common stockholders	(1.34)	(1.30)		—
Redemption Fees Retained(3)	0.00 (4)	0.00	(4)	—
Net Asset Value, end of period	$19.14	$19.73		$20.26
Total Investment Return	3.82%	3.69%		1.30	%(5)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$252,472,600	$50,320,805		$597,548
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets before waiver(6)(7)(8)	4.18%	4.04%		44.97%
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver(6)(7)(8)	4.12%	3.07%		6.27%
Ratio of net investment loss (including net deferred income tax expense) to average net assets before waiver(6)(7)	(3.76)%	(3.67)%		(44.77)%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets after waiver(6)(7)	(3.70)%	(2.70	) %	(6.07)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver(6)(7)	(2.04)%	(3.01	) %	(40.90)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets after waiver(6)(7)	(1.98)%	(2.04	) %	(2.20)%
Portfolio turnover rate(9)	43.32%	72.32%		0.74	%(5)
____________________________
(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)
Calculated using average shares outstanding method.  For the fiscal year ended November 30, 2012, the average shares outstanding were 7,357,860 for Class C.  For the fiscal year ended November 30, 2011, the average shares outstanding were 1,113,805 for Class C.  For the period from October 20, 2010 to November 30, 2010, the average shares outstanding were 17,000 for Class C.

(4)	Amount is less than $0.01
(5)	Not annualized.
(6)
For periods less than one full year, all income and expenses are annualized except organizational costs, as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(7)
For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred tax expense, of which $2,431,321 is attributable to Class C.  For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred tax expense, of which $147,543 is attributable to Class C. For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $1,536 is attributable to Class C.

(8)
The ratio of expenses excluding net deferred income tax expense to average net assets before waiver was 2.46%, 3.37%, and 41.10% for the fiscal years ended November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.  The ratio of expenses excluding net deferred income tax expense to average net assets after waiver was 2.40%, 2.40% and 2.40% for the fiscal years ended November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.

(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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The Cushing® MLP Premier Fund — Class I Shares

	Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.96	$20.28	$—
Public offering price	—	—	20.00
Income from Investment Operations:
Net investment loss(3)	(0.08)	(0.09)	(0.02)
Net realized and unrealized gain on investments	1.02	1.07	0.30
Total increase from investment operations	0.94	0.98	0.28
Less Distributions to Common Stockholders:
Net investment income	—	—	—
Return of capital	(1.34)	(1.30)	—
Total distributions to common stockholders	(1.34)	(1.30)	—
Redemption Fees Retained(3)	0.01	0.00 (4)	—
Net Asset Value, end of period	$19.57	$19.96	$20.28
Total Investment Return	4.81%	4.75%	1.40	%(5)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$92,103,840	$27,847,314	$1,532,804
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets before waiver(6)(7)(8)	3.18%	3.04%	43.97%
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver(6)(7)(8)	3.12%	2.07%	5.27%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets before waiver(6)(7)	(2.76)%	(2.67)%	(43.77)%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets after waiver(6)(7)	(2.70)%	(1.70)%	(5.07)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver(6)(7)	(1.04)%	(2.01)%	(39.90)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets after waiver(6)(7)	(0.98)%	(1.04)%	(1.20)%
Portfolio turnover rate(9)	43.32%	72.32%	0.74	%(5)
____________________________
(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)
Calculated using average shares outstanding method. For the fiscal year ended November 30, 2012, the average shares outstanding were 3,178,322 for Class I. For the fiscal year ended November 30, 2011, the average shares outstanding were 689,489 for Class I.  For the period from October 20, 2010 to November 30, 2010, the average shares outstanding were 41,124 for Class I.

(4)	Amount is less than $0.01.
(5)	Not annualized.
(6)
For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(7)
For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred tax expense, of which $1,072,968 is attributable to Class I.  For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred tax expense, of which $92,540 is attributable to Class I.  For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $3,732 is attributable to Class I.

(8)
The ratio of expenses excluding net deferred income tax expense to average net assets before waiver was 1.46%, 2.37%, and 40.10% for the fiscal years ended November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.  The ratio of expenses excluding net deferred income tax expense to average net assets after waiver was 1.40%, 1.40% and 1.40% for the fiscal years ended November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.

(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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PRIVACY POLICY

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its shareholders with respect to their transactions in shares of the Fund. This information includes:

•
information the Fund receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
information about your transactions with the Fund, our affiliates or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

The Fund does not disclose any nonpublic personal information about you, the Fund’s other shareholders or the Fund’s former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. To protect your personal information internally, the Fund restricts access to nonpublic personal information about the Fund’s shareholders to those employees who need to know that information to provide services to our shareholders. The Fund also maintains certain other safeguards to protect your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

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PN-1

INVESTMENT ADVISER

Cushing® MLP Asset Management, LP
8117 Preston Road
Suite 440
Dallas, Texas 75225

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
One Victory Park
2323 Victory Avenue, Suite 2000
Dallas, Texas 75219

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036

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THE CUSHING® MLP PREMIER FUND

Prospectus dated March 30, 2013

Class A Shares (CSHAX)
Class C Shares (CSHCX)
Class I Shares (CSHZX)

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recently completed fiscal year.

Statement of Additional Information

The Statement of Additional Information provides more details about the Fund and its policies. The current Statement of Additional Information is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

To Obtain Information

The Statement of Additional Information and the Fund’s Annual Report are available, without charge, upon request. To obtain a free copy of the Statement of Additional Information or the Annual Report, or if you have questions about the Fund:

By Internet:

Go to www.cushingfunds.com.

By Telephone:

Call 877-9-MLPFUNDS (877-965-7386) or your securities dealer.

By Mail:

Write to:
The Cushing® MLP Premier Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

From the SEC:

Information about the Fund (including the statement of additional information, annual or semi-annual reports and Form N-Qs) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number 811-22428

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PROSPECTUS
March 30, 2013

The Cushing® Royalty Energy Income Fund

Class A Shares (CURAX)

Class C Shares (CURCX)

Class I Shares (CURZX)

This Prospectus discusses The Cushing® Royalty Energy Income Fund (the “Fund”). The Fund’s investment objective is to seek to produce current income and capital appreciation.  The Fund’s investment adviser, Cushing® MLP Asset Management, LP (the “Investment Adviser”), seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of energy related U.S. royalty trusts and Canadian royalty trusts and exploration and production (“E&P”) companies (collectively, “Energy Trusts”), E&P master limited partnerships (“MLP”)  and securities of other companies based in North America that are generally engaged in the same lines of business as those in which Energy Trusts and MLPs engage (“Other Energy Companies”, and together with Energy Trusts and MLPs, “Energy Companies”).

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved of the Fund’s shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

Table of Contents - Prospectus Royalty Energy Income Fund
i

SUMMARY

Investment Objective

The Fund’s investment objective is to seek to produce current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “How to Decide Which Class of Shares to Buy” beginning on page 27 of the Fund’s Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fee paid directly from your investment) Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sales proceeds)	0.00%(a)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee (as a percentage of amount redeemed)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None
Wire Transfer Fee(b)	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.35%	1.35%	1.35%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses(c)	438.07%	438.07%	438.07%
Acquired Fund Fees and Expenses(d)	0.01%	0.01%	0.01%
Deferred Income Tax Benefit(e)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	439.68%	440.43%	439.43%
Investment Adviser Fee Waiver/Expense Reimbursement(f)	-437.67%	-437.67%	-437.67%
Net Total Annual Fund Operating Expenses (after fee waiver
expense reimbursement)	2.01%	2.76%	1.76%
______________________
(a)	Investors who purchase more than $1,000,000 of Class A Shares may be assessed a contingent deferred sales charge of 1.00% upon redemptions within twelve (12) months of purchase.

(b)	Investors who have redemption proceeds wired to their bank account will be charged a wire transfer fee of $15. In addition, your bank may charge a fee for receiving wires.

(c)
Based on estimated amounts for the current fiscal year.  “Other Expenses” does not reflect deferred and current income tax liability, if any, incurred by the Fund. The Fund accrues deferred income tax liability for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of Energy Trusts and E&P MLPs considered to be return of capital and for any net operating gains. The Fund’s accrued deferred tax liability is reflected each day in the Fund’s net asset value per share. The Fund’s current and deferred tax liability, if any, depends upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors.

(d)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of expenses to average net assets included in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include indirect expenses such as acquired fund fees and expenses.

(e)
For the fiscal year period November 30, 2012, the Fund accrued approximately $31 in net deferred tax benefit primarily related to unrealized appreciation on investments and capital loss carryforwards. Deferred income tax expense represents an estimate of the Fund’s potential tax expense if it were to recognize the unrealized gains/losses on portfolio assets that occurred during the fiscal period ended November 30, 2012, based on the fair value and basis of the Fund’s assets as of November 30, 2012.

(f)
The Investment Adviser has agreed to waive a portion  of the management fee, through March 31, 2014.  In addition, the Investment Adviser has agreed to reimburse the Fund for certain Fund operating expenses such that total annual fund operating expenses (exclusive of any front-end load, deferred sales charge, 12b-1 fees, taxes,  brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.75% for each of Class A Shares, Class C Shares and Class I Shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived and expenses reimbursed) if such recoupment can be achieved within the foregoing expense limits. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees prior to March 31, 2014 and may be modified or terminated by the Investment Adviser at any time after March 31, 2014.

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Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (giving effect to the fee waiver and expense limitation only during the first year) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A Shares:	$767	$118,294
Class C Shares:	$379	$125,072
Class I Shares:	$179	$124,841
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years
Class A Shares:	$767	$118,294
Class C Shares:	$279	$125,072
Class I Shares:	$179	$124,841

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes payable by the Fund. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period from July 2, 2012 to November 30, 2012, the Fund’s portfolio turnover rate was 17.31% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in (i) energy-related U.S. royalty trusts and Canadian royalty trusts and exploration and production (“E&P”) companies (collectively, “Energy Trusts”), (ii) E&P master limited partnerships (“MLPs”) and (iii) securities of other companies based in North America that are principally engaged in activities in the energy sector (“Other Energy Companies”, and together with Energy Trusts and MLPs, “Energy Companies”). The Other Energy Companies in which the Fund invests include operations of assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil or refined petroleum products, as well as other energy companies.

Because of the Fund’s concentration in Energy Trust and MLP investments, the Fund is not eligible to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes.   As a result the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The investment strategy of investing primarily in Energy Trust and MLPs and being treated as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new and untested investment strategy for open-end registered investment companies such as the Fund. This strategy involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies.

The Energy Trusts in which the Fund invests are principally U.S. royalty trusts and Canadian royalty trusts E&P companies.  U.S. royalty trusts manage net royalty and/or net working interests in mature crude oil and natural gas producing properties in the United States. Canadian royalty trusts and Canadian E&P companies engage in the acquisition, development and production of crude oil and natural gas in Canada and the U.S.

The Fund also invests in the upstream E&P MLP sector. E&P MLPs are focused on the exploration, development, and acquisition of crude oil and natural gas producing properties, including exploration and production of oil and natural gas at the wellhead for sale to third parties. MLPs are limited partnerships or limited liability companies which receive at least 90% of their income from the development, production, processing, refining, transportation, storage and marketing of natural resources.

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The Fund’s Investment Adviser selects a core group of Energy Companies utilizing a proprietary quantitative ranking system and seeks to build a strategically developed core portfolio of Energy Trusts, E&P MLPs and Other Energy Companies to take advantage of the changing dynamics within the upstream energy sector.  The Fund is actively managed, incorporating dynamic quantitative analysis with the Investment Adviser’s proprietary research process.  The Investment Adviser utilizes its financial and industry experience to identify the absolute and relative value opportunities across the different upstream energy subsectors that, in the Investment Adviser’s view, present the best investments.  The results of the Investment Adviser’s analysis and comprehensive investment process influences the weightings of positions held by the Fund within each subsector.

The Investment Adviser seeks to invest in Energy Companies that have dividend or distribution yields that, in the Investment Adviser’s view, are attractive relative to comparable companies.  The Investment Adviser seeks to make investments in Energy Companies with operations in the development and production of crude oil and natural gas.  Among other things, the Investment Adviser uses fundamental, proprietary research to seek to identify the most attractive investments with attractive dividend or distribution yields and distribution growth prospects.

The Fund primarily focuses on Energy Companies that manage royalties and net working interests in mature oil and gas producing properties in the United States and Canada.  Unitholders of Energy Companies generally receive most of the cash flows from these investments in the form of monthly or quarterly distributions.

The Fund may invest up to 25% of the Fund’s total assets in debt securities, preferred shares and convertible securities of Energy Companies and other issuers provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B- by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or (b) with respect to up to 10% of its total assets, in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment. Debt securities rated below investment grade (such as those rated Ba or lower by Moody’s and BB or lower by S&P) are commonly referred to as “high yield” securities or “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions.  The Fund may invest in debt securities of any maturity or duration.

In calculating the Fund’s daily net asset value in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances. Any deferred tax liability balance will reduce the Fund’s net asset value. Any deferred tax asset balance will increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset balance, consideration is given as to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. See “Net Asset Value,” “Tax Matters” and “Additional Information About the Fund’s Investment Strategies and Related Risks of the Fund — Principal Risks of Investing in the Fund — Tax Risk—Deferred Tax Risks,” in the Fund’s Prospectus for additional information.

Principal Risks of Investing in the Fund

The Fund’s principal risks are discussed below. The value of the Fund’s investments may increase or decrease, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.  See “Additional Information About the Fund’s Investment Strategies and Related Risks of the Fund” for more information about these and other risks of investing in the Fund.

Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Energy Companies Risks. Under normal circumstances, the Fund concentrates its investments in the energy sector, with an emphasis on securities issued by Energy Trusts and E&P MLPs. Energy Trusts, MLPs and Other Energy Companies are subject to certain risks, including, but not limited to, the following:

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•
Energy Companies may be affected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids and crude oil, in the short- and long-term. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue.

•
The operating results of companies in the broader energy sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors.  The highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of certain Energy Companies in which the Fund will invest.

•
A significant decrease in the production of natural gas, crude oil, or other energy commodities due to the decline of production from existing resources, import supply disruption, depressed commodity prices or otherwise, would reduce the revenue, operating income and operating cash flows of certain Energy Companies and, therefore, their ability to make distributions or pay dividends.

•	A sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of Energy Companies.

•
Energy Companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies.  Acquisition or expansion projects may not perform as anticipated.

•
The energy sector is highly competitive.  The Energy Companies in which the Fund invests will face substantial competition from other companies, many of which will have greater financial, technological, human and other resources.

•
Extreme weather conditions could result in substantial damage to the facilities of certain Energy Companies and significant volatility in the supply of natural resources, commodity prices and the earnings of such companies, and could therefore adversely affect their securities.

•
The prices of Energy Company securities may be susceptible to a decline when interest rates rise. Rising interest rates could adversely impact the financial performance of Energy Companies by increasing their cost of capital.

•
The profitability of Energy Companies could be adversely affected by changes in the regulatory environment. Energy Companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity.  The elimination of tax incentives used by Energy Companies could adversely affect Energy Companies and/or the energy sector generally.

•
There is an inherent risk that Energy Companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle.  Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Energy Companies, and the cost of any remediation that may become necessary, which Energy Companies may not be able to recover from insurance.

•
Certain Energy Companies are dependent on their parents or sponsors for a majority of their revenues and any failure by the parents or sponsors to satisfy their payments or obligations would impact the company’s revenues and cash flows and ability to make distributions.

•
The operations of Energy Companies are subject to many hazards inherent in their business and since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks.

See “Additional Information About the Investment Strategies and Related Risks of the Fund — Principal Risks of Investing in the Fund—Energy Company Risks” in the Fund’s Prospectus for additional information.

Sub-Sector Specific Risks. Energy Companies are also subject to risks that are specific to the particular industry in which they operate.  See “Additional Information About the Investment Strategies and Related Risks of the Fund — Principal Risks of Investing in the Fund—Sub-Sector Specific Risks” in the Fund’s Prospectus for additional information.

Cash Flow Risk.  The Fund will derive substantially all of its cash flow from investments in equity securities of Energy Companies. The amount of cash that the Fund has available to distribute to shareholders will depend on the ability of the Energy Companies in which the Fund has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends, and the U.S. federal, state and local income taxes imposed on the Fund as a regular corporation (or “C” corporation).

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Concentration Risk.  Under normal circumstances, the Fund concentrates its investments in the energy sector, with an emphasis on securities issued by Energy Trusts and E&P MLPs.  A fund that invests primarily in a particular industry or group of industries could experience greater volatility than funds investing in a broader range of industries.

U.S. Royalty Trust Structure Risk. Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

Canadian Royalty Trusts and Canadian E&P Companies Risk.  Canadian royalty trusts are generally subject to similar risks as U.S. royalty trusts, as described above.  However, unlike U.S. royalty trusts and Canadian royalty trusts and E&P companies may engage in the acquisition, development and production of natural gas and crude oil to replace depleting reserves.  They may have employees,  issue new shares, borrow money, acquire additional properties, and may manage the resources themselves.  As a result, Canadian royalty trusts and Canadian E&P companies are exposed to commodity risk and production and reserve risk, as well as operating risk.

 Canadian Investment Risks. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on the economy of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor.

MLP Structure Risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Tax Risks. An investment in the Fund will involve tax risks, including, but not limited to:

•
U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year.

•
If, as a result of a change in current law or a change in an MLP’s business, an MLP were to be treated as a corporation for U.S. federal income tax purposes, it would be subject to U.S. federal income tax on its income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%).Therefore, treatment of MLPs as corporations for U.S. federal income tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of the Fund’s shares.

•
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to Shareholders.

•
In calculating the Fund’s daily net asset value in accordance with generally accepted accounting principles, the Fund will account for its deferred tax liability and/or asset balances. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value. Upon the Fund’s sale of a portfolio security, the Fund may be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize income and gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund.  The Fund will accrue a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. The Fund intends to assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance in connection with the calculation of the Fund’s net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s daily net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Such modifications, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

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•	Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the Energy Companies in which the Fund will invest.

Investment Strategy Risk. The investment strategy of investing primarily in Energy Trusts and MLPs and being treated as a regular corporation, or “C” corporation, rather than electing to be treated as a regulated investment company for U.S. federal income tax purposes, is a relatively new and untested investment strategy for open-end registered investment companies such as the Fund. This strategy involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies. Accounting, tax and valuation practices in this area are still developing, which may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and its shareholders.

Valuation Risk. Market prices may not be readily available for certain of the Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Trustees of the Trust (the “Board”) or its designee pursuant to procedures adopted by the Board.

Equity Securities Risk. Equity securities of Energy Companies can be affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards the energy sector, changes in a particular company’s financial condition, or the unfavorable or unanticipated poor performance of a particular Energy Company (which, in the case of an Energy Trust or MLP, is generally measured in terms of distributable cash flow). Prices of equity securities of individual Energy Companies can also be affected by fundamentals unique to the company, including earnings power and coverage ratios.

Small-Cap and Mid-Cap Company Risk. Small-cap or mid-cap Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Companies, and may be more vulnerable to adverse general market or economic developments. Stocks of these Energy Companies may be less liquid than those of larger Energy Companies.

Debt Securities Risks. Debt securities are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks.  An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities.

Liquidity Risk. The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. In addition, certain Energy Company securities, while liquid, may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain Energy Company securities experience limited trading volumes, the prices of such Energy Company securities may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, illiquid or less liquid securities may be difficult to dispose of at a fair price at the times when the Investment Adviser believes it is desirable to do so or is required to do to meet redemption requests or comply with regulatory requirements.

Non-Diversification Risk. The Fund is a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund’s assets that may be invested in securities of a single issuer. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund.

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Past Performance

A bar chart and past performance table are not included in this prospectus because the Fund has not completed a full calendar year of operations.  After completion of its first calendar year of operations, the Fund will present these items and compare its performance to the performance of the S&P 500 Index and other benchmarks.  The Fund will provide a brief explanation of information showing changes in its performance from year to year and showing how its average annual returns over various periods compare with those of the S&P 500 Index and other benchmarks.

Investment Adviser

Cushing® MLP Asset Management, LP is the Fund’s investment adviser.

Portfolio Managers

Jerry V. Swank, Founder and Managing Partner of the Investment Adviser, Daniel L. Spears, Partner and Portfolio Manager of the Investment Adviser and Judd B. Cryer, Managing Director, Senior Research Analyst and Portfolio Manager of the Investment Adviser are primarily responsible for the day-to-day management of the Fund’s portfolio.  Messrs. Swank, Spears and Cryer have each served as a portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares by mail (The Cushing® Royalty Energy Income Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202 (for overnight or express mail)), or by telephone at 877-9-MLPFUNDS (877-965-7386). Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment amount for Class A Shares and Class C Shares is $2,000 and $250 for Individual Retirement Accounts (“IRA”). For corporate sponsored retirement plans, there is no minimum initial investment. The minimum initial investment amount for Class I Shares is $250,000.  The minimum subsequent investment for Class A Shares, Class C Shares and Class I Shares is $100.

Tax Information

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal, state and local income tax purposes. The Fund will make distributions that will be treated for U.S. federal income tax purposes as (i) first, taxable dividends to the extent of your allocable share of the Fund’s current or accumulated earnings and profits, (ii) second, non-taxable returns of capital to the extent of your tax basis in your shares of the Fund (for the portion of those distributions that exceed the Fund’s earnings and profits) and (iii) third, taxable gains (for the balance of those distributions). Although the Fund expects that a significant portion of its distributions will be treated as such nontaxable return of capital and gains, combined, no assurance can be given in this regard. Additionally, a sale of Fund shares is a taxable event for shares held in a taxable account. See “Tax Matters” in the Fund’s Prospectus for additional information.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE INVESTMENT STRATEGIES
AND RELATED RISKS OF THE FUND

Investment Objective

The Fund’s investment objective is to seek to produce current income and capital appreciation.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without the approval of the Fund’s shareholders, although no change is anticipated.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in (i) Energy Trusts, (ii) E&P MLPs and (iii) securities of other companies based in North America that are principally engaged in activities in the energy sector (“Other Energy Companies,” and together with Energy Trusts and MLPs, “Energy Companies”).  For purposes of this policy, principally engaged means that the company derives at least 50% of its revenues or earnings or devotes at least 50% of its assets to activities in the energy sector.   Other Energy Companies in which the Fund may invest include, without limitation, companies which operate assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil or refined petroleum products.

Because of the Fund’s concentration in Energy Trust and MLP investments, the Fund is not eligible to elect to be treated as a regulated investment company under the Code. Accordingly, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes.  As a result the Fund will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. The investment strategy of investing primarily in Energy Trust and MLPs and electing to be treated as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new and untested investment strategy for open-end registered investment companies such as the Fund. This strategy involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and its shareholders.

The Energy Trusts in which the Fund invests are principally U.S. royalty trusts and Canadian royalty E&P companies.  U.S. royalty trusts manage net royalty and/or net working interests in mature crude oil and natural gas producing properties in the United States. Canadian royalty trusts and Canadian E&P companies engage in the acquisition, development and production of crude oil and natural gas in Canada and the U.S.

The Fund also invests in the upstream E&P MLP sector. E&P MLPs are focused on the exploration, development, and acquisition of crude oil and natural gas producing properties, including exploration and production of oil and natural gas at the wellhead for sale to third parties. MLPs are limited partnerships or limited liability companies which receive at least 90% of their income from the development, production, processing, refining, transportation, storage and marketing of natural resources.

The Investment Adviser selects a core group of Energy Companies utilizing a proprietary quantitative ranking system and seeks to build a strategically developed core portfolio to take advantage of the changing dynamics within the upstream energy sector.  The Fund is actively managed, incorporating dynamic quantitative analysis with the Investment Adviser’s proprietary research process.  The Investment Adviser utilizes its financial and industry experience to identify the absolute and relative value opportunities across the different upstream energy subsectors that, in the Investment Adviser’s view, present the best investments.  The results of the Investment Adviser’s analysis and comprehensive investment process will influence the weightings of positions held by the Fund within each subsector.

The Investment Adviser seeks to invest in Energy Companies that have dividend or distribution yields that, in the Investment Adviser’s view, are attractive relative to comparable companies.  The Investment Adviser seeks to make investments in Energy Companies with operations in the development and production of crude oil and natural gas.  Among other things, the Investment Adviser uses fundamental, proprietary research to seek to identify the most attractive investments with attractive dividend or distribution yields and distribution growth prospects.

The Fund primarily focuses on Energy Companies that manage royalties and net working interests in mature oil and gas producing properties in the United States and Canada.  Unitholders of Energy Companies generally receive most of the cash flows from these investments in the form of monthly or quarterly distributions.

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Certain of the Energy Companies in which the Fund may invest may have small- or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively).  A company’s market capitalization is generally calculated by multiplying the number of a company’s shares outstanding by its stock price.  The Investment Adviser  defines “small-cap companies” as those with a low market capitalization, generally less than $1 billion, and “mid-cap companies” as those with a market capitalization between $1 billion and $3 billion.

The Fund generally seeks to invest in 20 to 40 issuers with generally no more than 10% of the Fund’s total assets in any one issue and no more than 15% of the Fund’s total assets in any one issuer, in each case, determined at the time of investment.  For purposes of this limit, an “issuer” includes both an issuer and its controlling general partner, managing member or sponsor, and an “issue” is a class of an issuer’s securities or a derivative security that tracks that class of securities.

Among other things, the Investment Adviser uses fundamental, proprietary research to seek to identify the most attractive Energy Companies with strong fundamental growth prospects and may seek to invest in initial public offerings (“IPOs”) and secondary market issuances, private investment in public equity (“PIPE”) transactions and private transactions, including pre-acquisition and pre-IPO equity issuances and investments in related private upstream energy companies or direct royalty or working interests in crude oil, natural gas or natural gas liquids. No more than 15% of the Fund’s portfolio will be in illiquid or restricted securities at the time of investment.

The Fund may invest up to 25% of its total assets in debt securities, preferred shares and convertible securities of Energy Companies and other issuers provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s, (ii) B- by S&P or Fitch, or (iii) of a comparable rating by another NRSRO or (b) with respect to up to 10% of its total assets, in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment. Debt securities rated below investment grade (such as those rated Ba or lower by Moody’s and BB or lower by S&P) are commonly referred to as “high yield” securities or “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations, and involve major risk exposure to adverse conditions. Rating agencies are private services that provide ratings of the credit quality of debt obligations. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating.  The Fund may invest in debt securities of any maturity or duration.

The Fund’s percentage parameters are not fundamental policies of the Fund and may be changed, by the Board of Trustees, without shareholder approval. Shareholders will be notified of any change in the Fund’s policy of investing at least 80% of its assets in Energy Company investments at least 60 days prior to effecting any such change.

Additional Information about the Fund’s Investments

U.S. Royalty Trusts.  U.S. royalty trusts passively manage royalties and/or net working interests in mature crude oil and natural gas producing properties in the United States.  U.S. royalty trusts own the property rights to the wells or mines, and typically rely on a third party drilling or mining company to extract the resources. The third party company then pays a royalty to the royalty trust or exploration and production company.  Unitholders generally receive most of the cash flows from these investments in the form of distributions.  U.S. royalty trusts do not acquire new properties, operate the existing properties within the trust, issue new equity or debt and engage in limited hedging of production.  Since they are restricted to their original properties – for example, a group of oil fields or natural-gas-bearing rock formations – U.S. royalty trusts deplete over time and are eventually dissolved. A U.S. royalty trust typically has no employees or other operations.

The business and affairs of U.S. royalty trusts are typically managed by a bank as trustee.  No unitholder of a U.S. royalty trust has the ability to manage or influence the management of the trust (except through its limited voting rights as a holder of trust units).  The trustee may authorize the trust to borrow money to pay trust administrative or incidental expenses and the trustee may also hold funds awaiting distribution.  U.S. royalty trusts typically make periodic cash distributions of substantially all of their cash receipts, after deducting the trust’s administrative and out-of-pocket expenses.  Distributions will rise and fall with the underlying commodity price, as they are directly linked to the profitability of the trust, and may be paid monthly, quarterly or annually, at the discretion of the trustee. U.S. royalty trusts are exposed to commodity risk and, to a lesser extent, production and reserve risk, as well as operating risk.

U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders.

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Canadian Royalty Trusts and Canadian Exploration and Production Companies.  Similar to U.S. royalty trusts, the principal business of Canadian royalty trusts is the production and sale of crude oil and natural gas in Canada and the U.S..  Canadian royalty trusts pay out to unitholders a varying amount of the cash flow that they receive from the production and sale of underlying crude oil and natural gas assets.  The amount of distributions paid to unitholders will vary based upon production levels, commodity prices and expenses.  Unlike U.S. royalty trusts, Canadian royalty trusts and Canadian E&P companies may engage in the acquisition, development and production of natural gas and crude oil to replace depleting reserves.  They may have employees, issue new shares, borrow money, acquire additional properties, and may manage the resources themselves. Thus, Canadian royalty trusts and Canadian E&P companies may grow through acquisition of additional oil and gas properties or producing companies with proven reserves, funded through the issuance of additional equity or debt.  As a result, Canadian royalty trusts and Canadian E&P companies are exposed to commodity risk and production and reserve risk, as well as operating risk.

On October 31, 2006, the Canadian Minister of Finance announced a Tax Fairness Plan for Canadians.  A principal component of the plan involved changing the taxation rules governing income trusts.  The Minister of Finance announced a tax rate on trust distributions that would start at 34% initially, and then drop to 31.5% by 2011. As a result of this change in taxation rules, Canadian income trusts are now taxed as regular Canadian corporations and are now subject to “double taxation” at both the corporate level and on the income distributed to investors.  In response to this change, most Canadian royalty trusts converted to corporations and have reduced their dividends.

Master Limited Partnerships.  MLPs are formed as limited partnerships or limited liability companies and taxed as partnerships for federal income tax purposes. The securities issued by many MLPs are listed and traded on a U.S. securities exchange. An MLP typically issues general partner and limited partner interests or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and may receive incentive distribution payments from, the MLP. If publicly traded, to be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in the Code. These qualifying sources include natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. Currently, most MLPs operate in the energy and midstream, natural resources, shipping or real estate sectors .

The general partner or managing member may be structured as a private or publicly-traded corporation or other entity. The general partner or managing member typically controls the operations and management of the entity and has an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions.

Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).

The Fund concentrates its investments in the upstream E&P MLP sector.  E&P MLPs include MLPs that are engaged in the exploration, development, and acquisition of crude oil and natural gas producing properties, including exploration and production of oil and natural gas at the wellhead for sale to third parties.

Equity securities issued by MLPs typically consist of common and subordinated units (which represent the limited partner or member interests) and a general partner or managing member interest.

Other Investments and Strategies of the Fund

In addition to the principal investment strategies of the Fund described above, the Fund may engage in certain other investment strategies.

Other Equity Securities. The Fund may invest in equity securities of Other Energy Companies, including companies that operate assets used in gathering, transporting, processing, storing, refining, distributing, mining, or marketing natural gas, natural gas liquids, crude oil or refined petroleum products.  The Fund may also invest in equity securities of other issuers engaged in other sectors, including the finance and real estate sectors. Other Energy Companies and other issuers in which the Fund may invest may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of Energy Trusts or MLP units.

Non-U.S. Securities. The Fund may invest in non-U.S. securities, including, among other things, non-U.S. securities represented by American Depositary Receipts or “ADRs.” ADRs are certificates evidencing ownership of shares of a non-U.S. issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere.

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Strategic Transactions. The Fund may, but is not required to, use investment strategies (referred to herein as “Strategic Transactions”) for hedging, risk management or portfolio management purposes or to earn income. Strategic Transactions may involve the purchase and sale of derivative instruments. The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, enter into forward contracts, purchase and sell futures contracts and options thereon, enter into swap, cap, floor or collar transactions, purchase structured investment products and enter into transactions that combine multiple derivative instruments. The Fund’s use of Strategic Transactions may also include newly developed or permitted instruments, strategies and techniques, consistent with the Fund’s investment objectives and applicable regulatory requirements.

Strategic Transactions often have risks similar to the securities underlying the Strategic Transactions. However, the use of Strategic Transactions also involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund’s custodian, as mandated by SEC rules or SEC staff positions. Although the Investment Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information under the heading “Strategic Transactions.”

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Temporary Defensive Strategies. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers’ acceptances and certificates of deposit. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

Principal Risks of Investing in the Fund

The Fund’s principal risks are discussed below. The value of the Fund’s investments may increase or decrease, which will cause the value of the Fund’s shares to increase or decrease. As a result, you may lose money on your investment in the Fund, and there can be no assurance that the Fund will achieve its investment objective. The value of your investment in the Fund will fluctuate, sometimes dramatically, which means you could lose money.

Market Risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Energy Companies Risks. Under normal circumstances, the Fund concentrates its investments in the energy sector, with an emphasis on securities issued by Energy Trusts and E&P MLPs. As a result, the Fund will be more susceptible to adverse economic, political, legislative and regulatory occurrences affecting the energy sector.  Energy Trusts, E&P MLPs and Other Energy Companies are subject to certain risks, including, but not limited to, the following:

Commodity Price Risk. Energy Companies may be affected by fluctuations in the prices of commodities, including, for example, natural gas, natural gas liquids and crude oil, in the short- and long-term. Natural resources commodity prices have been very volatile in the past and such volatility is expected to continue.  Fluctuations in commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods among others.  Companies engaged in crude oil and natural gas exploration, development or production, natural gas gathering and processing and crude oil refining and transportation and coal mining or sales may be directly affected by their respective natural resources commodity prices. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain companies engaged in the transportation, processing, storage or distribution of such commodities due to the potential impact on the volume of commodities transported, processed, stored or distributed. Some companies that own the underlying commodities may be unable to effectively mitigate or manage direct margin exposure to commodity price levels.  The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. The prices of companies’ securities can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices. High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of Energy Companies.  Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

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Cyclicality Risk. The operating results of companies in the broader energy sector are cyclical, with fluctuations in commodity prices and demand for commodities driven by a variety of factors. The highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of certain Energy Companies in which the Fund will invest.

Supply Risk. A significant decrease in the production of natural gas, crude oil, or other energy commodities would reduce the revenue, operating income and operating cash flows of certain Energy Companies and, therefore, their ability to make distributions or pay dividends. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics; policies of OPEC; and increased competition from alternative energy sources among others.

Demand Risk. A sustained decline in demand for natural gas, natural gas liquids, crude oil and refined petroleum products could adversely affect an Energy Company’s revenues and cash flows. Factors that could lead to a sustained decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity that is not, or is not expected to be, merely a short-term increase, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products among others. Demand may also be adversely affected by consumer sentiment with respect to global warming and by state or federal legislation intended to promote the use of alternative energy sources.

Risks Relating to Expansions and Acquisitions. Some Energy Companies employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some Energy Companies may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy Companies that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. A significant slowdown in merger and acquisition activity in the energy sector could reduce the growth rate of cash flows received by the Fund from Energy Companies that grow through acquisitions.

Competition Risk. The energy sector is highly competitive. The Energy Companies in which the Fund invests face substantial competition from other companies, many of which have greater financial, technological, human and other resources, in acquiring natural resources assets, obtaining and retaining customers and contracts and hiring and retaining qualified personnel. Larger companies may be able to pay more for assets and may have a greater ability to continue their operations during periods of low commodity prices. To the extent that the Energy Companies in which the Fund invests are unable to compete effectively, their operating results, financial position, growth potential and cash flows may be adversely affected, which could in turn adversely affect the results of the Fund.

Weather Risk. Extreme weather conditions could result in substantial damage to the facilities of certain Energy Companies located in the affected areas and significant volatility in the supply of natural resources, commodity prices and the earnings of Energy Companies, and could therefore adversely affect their securities.

Interest Rate Risk.  The prices of debt securities of the Energy Companies the Fund expects to hold in its portfolio, and the prices of the equity securities held in its portfolio, are susceptible in the short term to a decline when interest rates rise. Rising interest rates could limit the capital appreciation of securities of certain Energy Companies as a result of the increased availability of alternative investments with yields comparable to those of Energy Companies. Rising interest rates could adversely impact the financial performance of Energy Companies by increasing their cost of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner.

Legislation and Regulatory Risk. The profitability of Energy Companies could be adversely affected by changes in the regulatory environment. Energy Companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Companies.  Energy Companies may be adversely affected by future regulatory requirements.  While the nature of such regulations cannot be predicted at this time, they may impose additional costs or limit certain operations by Energy Companies operating in various sectors. There have been proposals in Congress to eliminate certain tax incentives widely used by oil and gas companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect Energy Companies in which the Fund invests and/or the energy sector generally.

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Environmental Risk. There is an inherent risk that Energy Companies may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Energy Companies, and the cost of any remediation that may become necessary.  For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, requirements.  Energy Companies may not be able to recover these costs from insurance.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

•	the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;

•	the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;

•	the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

•
the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by Energy Companies or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas.  These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency (“EPA”) has some legal authority to deal with climate change under federal Clean Air Act of 1990, as amended (the “Clean Air Act”), the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks.  These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.

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The types of regulations described above can change over time in both scope and intensity, may have adverse effects on Energy Companies and may be implemented in unforeseen manners on an “emergency” basis in response to catastrophes or other events.

Affiliated Party Risk. Certain Energy Companies, particularly those organized as MLPs, are dependent on their parents or sponsors for a majority of their revenues. Any failure by an Energy Company’s parents or sponsors to satisfy their payments or obligations would impact the Energy Company’s revenues and cash flows and ability to make distributions. Moreover, the terms of an Energy Company’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the Energy Company as a transaction with a non affiliate.

Catastrophe Risk. The operations of Energy Companies are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks.  These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life.  Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of Energy Companies.  Energy Companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ operations, financial conditions and ability to pay distributions to shareholders.

Sub-Sector Specific Risks. Energy Companies are also subject to risks that are specific to the particular industry in which they operate.

Gathering and processing. Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Exploration and production. Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Oil. In addition to the risks applicable to pipeline companies described above, gathering and processing companies and exploration and production companies, companies involved in the transportation, gathering, processing, exploration, development or production of crude oil or refined petroleum products may be adversely affected by increased regulations, increased operating costs and reductions in the supply of and/or demand for crude oil and refined petroleum products. Increased regulation may result in a decline in production and/or increased cost associated with offshore oil exploration in the United States and around the world, which may adversely affect certain Energy Companies and the oil industry in general.

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Cash Flow Risk.  The Fund will derive substantially all of its cash flow from investments in equity securities of Energy Companies. The amount of cash that the Fund has available to distribute to shareholders will depend on the ability of the Energy Companies in which the Fund has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends. The Fund will likely have no influence over the actions of the Energy Companies in which it invests with respect to the payment of distributions or dividends. The amount of cash that any individual Energy Company can distribute to its investors, including the Fund, will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy sector generally and the particular business lines of the issuer. Available cash will depend on the Energy Company’s operating costs, capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The cash that an MLP will have available for distribution will also depend on the incentive distributions payable to its general partner or managing member in connection with distributions paid to its equity investors.

Concentration Risk.  Under normal circumstances, the Fund concentrates its investments in the energy sector, with an emphasis on securities issued by Energy Trusts and E&P MLPs.  A fund that invests primarily in a particular industry or group of industries could experience greater volatility than funds investing in a broader range of industries.

U.S. Royalty Trust Structure Risk. The U.S. royalty trusts in which the Fund invests are heavily invested in crude oil and natural gas. Potential growth may be sacrificed because revenue is passed on to a royalty trust’s unitholders (such as the Fund), rather than reinvested in the business. Royalty trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a royalty trust do not perform as expected, the royalty trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the royalty trust and general economic conditions.

Canadian Royalty Trust and Canadian Exploration and Production Company Structure Risk.  Canadian royalty trusts are generally subject to similar risks as U.S. royalty trusts, as described above.  However, unlike U.S. royalty trusts, Canadian royalty trusts and E&P companies may engage in the acquisition, development and production of natural gas and crude oil to replace depleting reserves.  They may have employees, issue new shares, borrow money, acquire additional properties, and manage the resources themselves.  As a result, Canadian royalty trusts and Canadian E&P companies are exposed to commodity risk and production and reserve risk, as well as operating risk.

Under amendments to the Income Tax Act (Canada) passed in 2007 (the “SIFT Rules”), certain trusts (defined as “SIFT trusts”) are taxable on certain income and gains on a basis similar to that which applies to a corporation, with the result that tax efficiencies formerly available in respect of an investment in the trust may cease to be available. A royalty trust may be a SIFT trust. A trust that began public trading before November 1, 2006 will not be subject to the SIFT Rules until the first year of the trust that ends in 2011, unless the trust exceeds “normal growth guidelines” incorporated by reference into the Income Tax Act (Canada). In addition, as a result of the SIFT Rules, some trusts may undertake reorganization transactions, the costs of which may affect the return earned on an investment in the trust. After any such conversion, tax efficiencies that were formerly available in respect of an investment in the trust may cease to be available. Accordingly, the SIFT Rules have had and may continue to have an effect on the trading price of investments in royalty trusts, and consequently could impact the value of Shares of the Fund.

Canadian Investment Risks. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy. The Canadian economy is dependent on the economy of the United States as a key trading partner. Reduction in spending on Canadian products and services or changes in the U.S. economy may cause an impact in the Canadian economy. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. To further this relationship, all three NAFTA countries entered into The Security and Prosperity Partnership of North America in March 2005, which addressed economic and security related issues. These agreements may further affect Canada’s dependency on the U.S. economy. Past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market.

MLP Structure Risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Tax Risks. In addition to other risk considerations, an investment in the Fund’s shares will involve certain tax risks, including, but not limited to, the risks summarized below and discussed in more detail elsewhere in this Prospectus. Tax matters are complicated, and the foreign and U.S. federal, state and local tax consequences of the purchase and ownership of the Fund’s shares will depend on the facts of each investor’s situation. Prospective investors are encouraged to consult their own tax advisors regarding the specific tax consequences that may affect such investors.

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U.S. Royalty Trust Tax Risks. U.S. Royalty Trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. Royalty Trust is required to take into account its share of all items of the U.S. Royalty Trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. Royalty Trust may exceed the cash actually distributed to it from the U.S. Royalty Trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders.

MLP Tax Risk. The benefit the Fund will derive from its investment in MLPs is largely dependent on the MLPs continuing to be treated as partnerships for U.S. federal income tax purposes. As a partnership, an MLP has no U.S. federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were to be treated as a corporation for U.S. federal income tax purposes, it would be subject to U.S. federal income tax on its income at the graduated tax rates applicable to corporations (currently a maximum rate of 35%). In addition, if an MLP were to be classified as a corporation for U.S. federal income tax purposes, the amount of cash available for distribution by it would be reduced and distributions received by the Fund from it would be taxed under U.S. federal income tax laws applicable to corporate distributions (as dividend income, return of capital, or capital gain). Therefore, treatment of MLPs as corporations for U.S. federal income tax purposes would result in a reduction in the after-tax return to the Fund, likely causing a reduction in the value of the Fund’s shares.

C Corporation Structure Tax Risks. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because of the Fund’s concentration in Energy Trust MLP investments, the Fund is not eligible to elect to be treated as a regulated investment company under the Code. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%) as well as state and local income taxes. As a limited partner or member in the MLPs in which the Fund will invest, the Fund will be required to include in its taxable income its allocable share of income, gains, losses, deductions, and credits from those MLPs, regardless of whether they distribute any cash to the Fund. Historically, a significant portion of the distributions on MLPs equity securities has been offset by tax deductions. As the holder of an MLP equity security, the Fund will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by tax deductions, losses and credits, or the Fund’s net operating loss carryforwards, if any. The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Fund. The final portion of the distributions received by the Fund that are considered return of capital will not be known until the Fund receives a schedule K-1 with respect to each of its MLP investments. The Fund’s tax liability will not be known until the Fund completes its annual tax return. The Fund’s tax estimates could vary substantially from the actual liability and therefore the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. The payment of corporate income taxes imposed on the Fund will decrease cash available for distribution to shareholders.

Deferred Tax Risk. Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s net asset value in accordance with generally accepted accounting principles, the Fund will, among other things, account for its deferred tax liability and/or asset balances.

The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value. The portion, if any, of a distribution on an MLP equity security received by the Fund that is offset by the MLP’s tax deductions or losses will be treated as a return of capital. However, those distributions will reduce the Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of income or gain (or a decrease in the amount of loss) that will be recognized on the sale of the equity security in the MLP by the Fund. Upon the Fund’s sale of a portfolio security, the Fund will be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund. No assurance can be given that such taxes will not exceed the Fund’s deferred tax liability assumptions for purposes of computing the Fund’s net asset value per share, which would result in an immediate reduction of the Fund’s net asset value per share, which could be material.

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The Fund will accrue a deferred tax asset balance which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s net asset value. A deferred tax asset may be used to reduce a subsequent period’s income tax expense, subject to certain limitations. To the extent the Fund has a deferred tax asset balance, the Fund will assess whether a valuation allowance, which would offset some or all of the value of the Fund’s deferred tax asset balance, is required, considering all positive and negative evidence related to the realization of the Fund’s deferred tax asset. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset balance based on estimates of the Fund in connection with the calculation of the Fund’s net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value.

The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by MLPs regarding the tax characterization of the distributions made by such MLPs, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s net asset value could vary dramatically from the Fund’s actual tax liability, and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

Tax Law Changes Risk.  Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the Energy Companies in which the Fund will invest. Any such changes could negatively impact the Fund’s common shareholders. Legislation could also negatively impact the amount and tax characterization of dividends received by the Fund’s common shareholders. Federal legislation has reduced the U.S. federal income tax rate on qualified dividend income to the rate applicable to long-term capital gains,  provided a holding period requirement and certain other requirements are met.  See “Tax Matters” in the Fund’s Prospectus.

Investment Strategy Risk. The investment strategy of investing primarily in Energy Trusts and E&P MLPs and electing to be treated as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new and untested investment strategy for open-end registered investment companies such as the Fund. This strategy involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other open-end registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and its shareholders.

Valuation Risk. Market prices may not be readily available for certain of the Fund’s investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board of Trustees of the Trust (the “Board”) or its designee pursuant to procedures adopted by the Board. Restrictions on resale or the absence of a liquid secondary market may adversely affect the Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Fund’s most recent determination of their fair value.

Equity Securities Risk. Equity securities of Energy Companies can be affected by macroeconomic, political, global and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards the energy sector, changes in a particular company’s financial condition, or the unfavorable or unanticipated poor performance of a particular Energy Company (which, in the case of an Energy Trust or MLP, is generally measured in terms of distributable cash flow). Prices of equity securities of individual Energy Companies can also be affected by fundamentals unique to the company, including earnings power and coverage ratios.

Small-Cap and Mid-Cap Company Risk. Certain of the Energy Companies in which the Fund may invest may have small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively). Investing in the securities of small-cap or mid-cap Energy Companies presents some particular investment risks. These Energy Companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger Energy Companies, and may be more vulnerable to adverse general market or economic developments. Stocks of these Energy Companies may be less liquid than those of larger Energy Companies, and may experience greater price fluctuations than larger Energy Companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.

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Debt Securities Risks. Debt securities are subject to many of the risks described elsewhere in this section. In addition, they are subject to credit risk, prepayment risk and, depending on their quality, other special risks.  An issuer of a debt security may be unable to make interest payments and repay principal. The Fund could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security may further decrease its value. Below investment grade and unrated debt securities generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater yield and price volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer of the debt instrument to prepay principal prior to the debt instrument’s stated maturity. This is also sometimes known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance its debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in the Fund’s portfolio are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

Liquidity Risk. The Fund may invest up to 15% of its net assets in illiquid securities.  The Fund may not be able to sell illiquid investments at prices that reflect the Investment Adviser’s assessment of their value, the value at which the Fund is carrying the securities on its books or the amount paid for such investments by the Fund. Furthermore, the nature of the Fund’s investments may require a long holding period prior to profitability. The securities of privately held companies are generally illiquid. Privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Investment Adviser may not have timely or accurate information about the business, financial condition and results of operations of the privately held companies in which the Fund invests.

Non-Diversification Risk. The Fund is a non-diversified, open-end management investment company registered under the 1940 Act and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund’s assets that may be invested in securities of a single issuer. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. There are currently approximately 20 publicly traded Energy Trusts and approximately 14 publicly traded E&P MLPs. The Fund will select many of its investments from this small pool of issuers, together with securities issued by any newly public issuers, and may invest in securities of private Energy Trusts, E&P MLPs and other Energy Companies, consistent with its investment objective and policies. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

Additional Risks of Investing in the Fund

Portfolio Turnover Risk. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions the Fund. The Fund’s annual portfolio turnover rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. Greater transaction costs may reduce Fund performance. Upon the Fund’s sale of a portfolio security, the Fund may be liable for previously deferred taxes. High portfolio turnover may increase the likelihood that the Fund will recognize ordinary income and/or gain for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the fund and decrease cash available for distribution to shareholders.

Strategic Transactions Risks. The Fund’s use of Strategic Transactions may involve the purchase and sale of derivative instruments. The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, indices and other instruments, enter into forward contracts, purchase and sell futures contracts and options thereon, enter into swap, cap, floor or collar transactions, purchase structured investment products and enter into transactions that combine multiple derivative instruments. Strategic Transactions often have risks similar to the securities underlying the Strategic Transactions. However, the use of Strategic Transactions also involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Strategic Transactions may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of derivative instruments has risks, including the imperfect correlation between the value of the derivative instruments and the underlying assets, the possible default of the counterparty to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Investment Adviser’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. In addition, amounts paid by the Fund as premiums and cash, or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.  It is possible that government regulation of various types of derivative instruments, including regulations enacted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, may impact the availability, liquidity and cost of derivative instruments.  There can be no assurance that regulation of derivative instruments and markets will not have a material adverse effect on the Fund or will not impair the ability of the Fund to implement certain Strategic Transactions or to achieve its investment objective. Although the Investment Adviser seeks to use Strategic Transactions to further the Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result. A more complete discussion of Strategic Transactions and their risks is included in the Fund’s Statement of Additional Information under the heading “Strategic Transactions.”

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Management Risk. The Fund’s portfolio is subject to investment management risk because it is actively managed. The Investment Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

Dependence on Key Personnel. The Fund is dependent upon the Investment Adviser’s key personnel for its future success and upon their access to certain individuals and investments in the energy sector. In particular, the Fund will depend on the diligence, skill and network of business contacts of the personnel of the Investment Adviser and its portfolio managers, who will evaluate, negotiate, structure, close and monitor the Fund’s investments. The portfolio managers do not have long-term employment contracts with the Investment Adviser, although they do have an ownership interest and other financial incentives to remain with the firm. Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other clients, including, but not limited to, other pooled investment vehicles in which the Fund will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may compete with the Fund for specific trades. Notwithstanding these potential conflicts of interest, the Board and officers of the Trust have a fiduciary obligation to act in the Fund’s best interest.

Terrorism and Market Disruption Risk. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Global political and economic instability could affect the operations of Energy Companies in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The U.S. government has issued warnings that energy assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

Recent Market and Economic Developments. Global financial markets have experienced periods of unprecedented turmoil. The debt and equity capital markets in the United States were negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broader market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the concerns that other financial institutions as well as the global financial system were also experiencing severe economic distress materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These events contributed to severe market volatility and caused severe liquidity strains in the credit markets. Volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

While the U.S. and global markets had experienced extreme volatility and disruption for an extended period of time, some recent fiscal periods have witnessed more stabilized economic activity as expectations for an economic recovery increased, although other recent periods have witnessed more economic disruption and adverse economic conditions may persist. Risks to a robust resumption of growth persist:  a weak consumer weighed down by too much debt and increasing and persistent joblessness, the growing size of the federal budget deficit and national debt, existing home sales plunging to their lowest levels in 15 years, and the threat of inflation.  A return to unfavorable economic conditions or sustained economic slowdown may place downward pressure on oil and natural gas prices and may adversely affect the ability of certain Energy Companies to sustain their historical distribution levels, which in turn, may adversely affect the Fund. Energy Companies that have historically relied heavily on outside capital to fund their growth have been impacted by the contraction in the capital markets. The continued recovery of the energy sector is dependent on several factors, including the recovery of the financial sector, the general economy and the commodity markets.

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The current financial market situation, as well as various social, political, and psychological tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long term effects on the U.S. and worldwide financial markets; and may cause further economic uncertainties or deterioration in the United States and worldwide. Since 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries.  The prolonged continuation to or further deterioration of the recent U.S. and global economic downturn could adversely impact the Fund’s portfolio. The Investment Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets in the Fund’s portfolio. The Investment Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so and the Investment Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments, including regulatory developments and trends in new products and services, in the current or future market environment.  Given the risks described above, an investment in common shares may not be appropriate for all prospective investors.  A prospective investor should carefully consider his or her ability to assume these risks before making an investment in the Fund.

Regulatory Risks. The instability in the financial markets discussed above has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments. The Dodd-Frank Act, which was signed into law in July 2010, has resulted in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others, a reorganization of federal financial regulators; a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of credit rating agencies; and new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect MLPs and other issuers in which the Fund invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers in which the Fund invests may also be affected by the new legislation and regulation in ways that are currently unforeseeable. Governments or their agencies have also acquired distressed assets from financial institutions and acquired ownership interests in those institutions. The long-term implications of government ownership and disposition of these assets are unclear, and may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund. The Investment Adviser cannot predict the effects of these regulations on the Fund’s portfolio. The Investment Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Fund.  Legislation or regulation may change the way in which the Fund itself is regulated.  The Investment Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

MANAGEMENT OF THE FUND

The Board is responsible for supervising the operations and affairs of the Fund and overseeing the actions of the Investment Adviser and the Distributor. The Trust’s officers, who are all officers or employees of the Investment Adviser or its affiliates, are responsible for the day-to-day management and administration of the Fund’s operations.

Investment Adviser

Subject to the overall supervision of the Board, the Fund is managed by Cushing® MLP Asset Management, LP. The Investment Adviser is an SEC-registered investment adviser headquartered in Dallas, Texas. The Investment Adviser serves as investment adviser to registered and unregistered funds, which invest primarily in securities of MLPs and other natural resource companies. The Investment Adviser is also the sponsor of The Cushing® Upstream Energy Income Index, which is a benchmark designed to track the performance of publicly traded U.S. royalty trusts and upstream E&P MLPs and various other indices designed to offer investors the ability to evaluate performance and growth characteristics of potential energy income investments. The Investment Adviser continues to seek to expand its platform of energy income-related investment products, leveraging extensive industry contacts and unparalleled research depth to drive both passive and actively managed investment opportunities for individual and institutional investors. The Investment Adviser seeks to identify and exploit investment niches it believes are generally less understood and less followed by the broader investor community. The Investment Adviser’s principal business address is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

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The Investment Adviser considers itself one of the principal professional institutional investors in the energy investment sector based on the following:

•	An investment team with extensive experience in analysis and investment, portfolio management, risk management, and private securities transactions.

•	A focus on bottom-up, fundamental analysis performed by its experienced investment team is core to the Investment Adviser’s investment process.

•
The investment team’s wide range of professional backgrounds, market knowledge, industry relationships, and experience in the analysis, financing, and structuring of MLP and other energy income investments give the Investment Adviser insight into, and the ability to identify and capitalize on, investment opportunities in MLPs and other issuers in the energy sector.

•	Its central location in Dallas, Texas, and proximity to major players and assets in the MLP-related space.

Advisory Agreement

The Investment Adviser manages the overall investment operations of the Fund in accordance with the Fund’s investment objective and policies and formulates a continuing investment strategy for the Fund pursuant to the terms of an investment advisory agreement between the Investment Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”).

Under the terms of the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.35% of the average daily value of the Fund’s Managed Assets during such month. As used in the Advisory Agreement, “Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), and/or (ii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

The Investment Adviser has agreed to waive a portion of the management fee, through March 31, 2014.  In addition, the Investment Adviser has agreed to reimburse the Fund for certain Fund operating expenses such that total annual fund operating expenses (exclusive of any front-end load, deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.75% for each of Class A Shares, Class C Shares and Class I Shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived and expenses reimbursed) if such recoupment can be achieved within the foregoing expense limits. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees prior to March 31, 2014 and may be modified or terminated by the Investment Adviser at any time after March 31, 2014.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be available in the Fund’s Annual Report for the fiscal year ending November 30, 2012.

Portfolio Management

Jerry V. Swank, Daniel L. Spears and Judd B. Cryer are the portfolio managers of the Fund.

Jerry V. Swank. Mr. Swank formed Swank Capital, LLC in 2000 to provide proprietary energy research to a select group of institutional investors, emphasizing in-depth independent research. Prior to forming Swank Capital, LLC, Mr. Swank spent five years with John S. Herold, Inc., now part of HIS Herald (“Herold”). Herold is an independent oil & gas research and consulting company. He joined Herold in 1995 and served as Managing Director heading up its sales and new product development team until May 1998, when he assumed the position of President. During this period, Mr. Swank developed an in-depth knowledge of the worldwide energy industry, sector profitability, global growth prospects and supply/demand dynamics. Prior to joining Herold, Mr. Swank spent 14 years with Credit Suisse First Boston Corporation in Institutional Equity and Fixed Income Sales in its Dallas office from1980 to 1995. From 1985 to 1995 he was a Credit Suisse First Boston Corporation Director and Southwestern Regional Sales Manager. Prior to Credit Suisse First Boston Corporation, Mr. Swank worked from 1976 to 1980 on the buy side as an analyst and portfolio manager with Mercantile Texas Corp. Mr. Swank received a B.A. from the University of Missouri (Economics) in 1973 and an M.B.A. from the University of North Texas in 1978. Mr. Swank has served on the Board of Directors of John S. Herold, Inc., Matador Petroleum Corporation and Advantage Acceptance, Inc. and currently serves on the board of directors of The Dalrymple Global Resources Offshore Fund, Ltd., The Cushing® MLP Total Return Fund, The Cushing® Royalty & Income Fund, The Cushing® Renaissance Fund, The Cushing® MLP Infrastructure Fund, The Cushing® Funds Trust, Central Energy Partners, LP and E-T Energy Ltd.

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Daniel L. Spears. Prior to joining Swank Capital, LLC in 2006, Mr. Spears was a Principal at Banc of America Securities, LLC within the Natural Resources Group from 1998 to 2006. Mr. Spears was with Salomon Smith Barney Group in the Global Energy and Power Investment Banking Group from 1995 to 1998. Mr. Spears has extensive experience providing financial and strategic advice to public and private companies in all sectors of the natural resources industry. Mr. Spears received his B.S. in Economics from the Wharton School of the University of Pennsylvania in 1995. Mr. Spears currently serves on the Board of Directors of Central Energy Partners, LP, and Emerald Oil, Inc. (NYSE: EOX).

Judd B. Cryer.  Mr. Cryer joined Swank Capital, LLC in 2005.  He is a Managing Director, Senior Research Analyst and Portfolio Manager of the Investment Adviser and has six years of experience in investment management and research analysis, and seven years of direct engineering and project management experience in various sectors of the energy industry.  Prior to joining the Investment Adviser, Mr. Cryer was a consulting engineer at Utility Engineering Corp. for three years, and served three years as a project manager with Koch John Zink Company.  Mr. Cryer received his B.S. in Mechanical Engineering from Oklahoma State University and an M.B.A. in Finance from Southern Methodist University.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund .

WHO SHOULD INVEST IN THE FUND?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. The Fund may be an appropriate investment for you if you are seeking:

•
The opportunity for a high level of current income and capital appreciation, with an emphasis on cash distributions to common shareholders, in a fund managed by an experienced team of portfolio and investment professionals.

•	The opportunity for current income with exposure to crude oil and natural gas prices.
•	Exposure to the growing upstream energy sector.
•
Access through a single investment vehicle to a portfolio of securities issued by Energy Trusts, E&P MLPs and Other Energy Companies researched and sourced by experienced investment professionals at the Investment Adviser.

•	The potential to act as a hedge against rising inflation.

FUND EXPENSES

The Fund, and therefore its shareholders, pays all of its expenses other than those expressly assumed by the Investment Adviser. Expenses of the Fund are deducted from the Fund’s total income before dividends are paid. The Fund’s expenses include, but are not limited to, (1) fees paid to the Investment Adviser and the Fund’s administrator; (2) fees of the Fund’s independent registered public accounting firm, custodian and transfer agent fees, and certain related expenses; (3) taxes; (4) income tax expense; (5) brokerage fees and commissions; (6) interest; (7) costs incident to meetings of the Board and meetings of the Fund’s shareholders; (8) costs of printing and mailing Prospectuses and reports to shareholders and the filing of reports with regulatory bodies; (9) legal fees and disbursements; (10) fees payable to federal and state regulatory authorities; (11) fees and expenses of Trustees who are not “interested” persons, as defined by the 1940 Act, of the Fund; (12) with respect to Class A Shares and Class C Shares, applicable Distribution (12b-1) Plan and Service Plan fees; and (13) any extraordinary expenses.

NET ASSET VALUE

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) each day the Exchange is open for trading. The Board reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest and the Fund’s deferred tax asset, if any, less any applicable valuation allowance) attributable to such class, less all liabilities (including accrued expenses and the Fund’s deferred tax liability, if any) attributable to such class, by the total number of shares of the class outstanding. Differences in net asset values per share of each class of the Fund’s shares are generally expected to be due to the daily expense accruals of the specified distribution and service fees and transfer agency costs applicable to such class of shares and the differential in the dividends that may be paid on each class of shares.

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The Fund will use the following valuation methods to determine either current market value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Board from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)
The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Investment Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources.

(ii)
Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value of those dividends or rights, as determined by the Investment Adviser, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.

(iii)
Listed options, or over-the-counter options for which representative brokers’ quotations are available, will be valued in the same manner as listed or over-the-counter securities. Premiums for the sale of such options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

(iv)
The Fund’s non-marketable investments will generally be valued in such manner as the Investment Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board.

When determining the fair value of an asset, the Investment Adviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value determinations will be based upon all available factors that the Investment Adviser deems relevant.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events occur between the time when a security’s price was last determined on a securities exchange or market and the time when the Fund’s net asset value is last calculated that the Investment Adviser deems materially affect the price of such security (for example, (i) movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets, (ii) a foreign securities market closes because of a natural disaster or some other reason, (iii) a halt in trading of the securities of an issuer on an exchange during the trading day or (iv) a significant event affecting an issuer occurs), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.

Because the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses. In calculating the Fund’s daily net asset value the Fund will, among other things, account for its deferred tax liability and/or asset balances.

The Fund will accrue, in accordance with generally accepted accounting principles, a deferred income tax liability balance at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an assumed state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s net asset value.

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The Fund will accrue, in accordance with generally accepted accounting principles, a deferred tax asset balance which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Fund’s net asset value. To the extent the Fund has a deferred tax asset balance, the Fund will assess, in accordance with generally accepted accounting principles, whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 740 (FASB ASC 740), the Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. The Fund’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are dependent on, among other factors, future Energy Trust and MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may be limited or expire unused. However, this assessment generally may not consider the potential for market value increases with respect to the Fund’s investments in equity securities of Energy Trusts, MLPs or any other securities or assets. Significant weight is given to the Fund’s forecast of future taxable income, which is based on, among other factors, the expected continuation of Energy Trust and MLP cash distributions at or near current levels. Consideration is also given to the effects of the potential of additional future realized and unrealized gains or losses on investments and the period over which deferred tax assets can be realized, as the expiration dates for the federal tax net operating loss carryforwards range from seventeen to twenty years and federal capital loss carryforwards expire in five years. Recovery of a deferred tax asset is dependent on continued payment of the Energy Trust and MLP cash distributions at or near current levels in the future and the resultant generation of taxable income. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of the Fund’s net asset value per share each day; however, to the extent the final valuation allowance differs from the estimates of the Fund used in calculating the Fund’s net asset value, the application of such final valuation allowance could have a material impact on the Fund’s net asset value.

The Fund’s deferred tax liability and/or asset balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. The Fund will rely to some extent on information provided by Energy Trusts and MLPs regarding the tax characterization of the distributions made by such entities, which may not be provided to the Fund on a timely basis, to estimate the Fund’s deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its net asset value. If such information is not received from such entities on a timely basis, the Fund will estimate the tax characterization of the distributions received by the Fund based on average historical tax characterization of distributions made by Energy Trusts and MLPs. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s net asset value could vary dramatically from the Fund’s actual tax liability and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s net asset value. The Fund’s net asset value calculation will be based on then current estimates and assumptions regarding the Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in generally accepted accounting principles or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s net asset value per share, which could be material.

The investment strategy of investing primarily in Energy Trusts and MLPs and electing to be taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, involves complicated and in some cases unsettled accounting, tax and net asset and share valuation aspects that cause the Fund to differ significantly from most other registered investment companies. This may result in unexpected and potentially significant accounting, tax and valuation consequences for the Fund and for its shareholders. In addition, accounting, tax and valuation practices in this area are still developing, and there may not always be a clear consensus among industry participants as to the most appropriate approach. This may result in changes over time in the practices applied by the Fund, which, in turn, could have material adverse consequences on the Fund and its shareholders.

DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the “Distribution Plan”) with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the “Service Plan”) with respect to its Class A Shares and Class C Shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

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The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay moreover time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the Financial Industry Regulatory Authority (“FINRA”). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the tables under the Prospectus heading “Fees and Expenses of the Fund” provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

HOW TO DECIDE WHICH CLASS OF SHARES TO BUY

The Fund offers three different share classes — Class A Shares, Class C Shares and Class I Shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

When selecting a share class, you should consider the following:

•      which share classes are available to you;
•      how much you intend to invest;
•      total costs and expenses associated with a particular share class; and
•      whether you qualify for a waiver or reduction of sales charges.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. Not all financial intermediaries offer all classes. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase.

Comparison of Share Classes

	Class A Shares	Class C Shares	Class I Shares
Terms	Offered at NAV plus a front-end sales charge, and purchases of $1 million or more that are redeemed within twelve months are subject to a contingent deferred sales charge (“CDSC”)	Offered at NAV with no front-end sales charge, but subject to a CDSC	Offered at NAV with no front-end sales charge or CDSC
Ongoing Expenses	Lower than Class C Shares	Higher than Class A Shares	Lower than Class A Shares or Class C Shares
Minimum Investment	$2,000	$2,000	$250,000
Appropriate for Investors	Who prefer a single front-end sales charge with a longer investment horizon who qualify for reduced sales charges on larger investments	Who want to invest all money immediately, with no front-end sales charge and with shorter investment horizons	Designed for large institutional investors

Please see the information below for more information about each share class. Sales charges, if any, are retained by the Distributor or paid by the Distributor to your broker/dealer, financial adviser, or other financial intermediary.

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Because the current Prospectus and Statement of Additional Information for the Fund are available on the Fund’s website free of charge, the Fund does not disclose the following share class information separately on the website.

Class A Shares

Front-End Sales Charge. The following table shows the front-end sales charges for Class A Shares based on the amount invested in Class A Shares:

Amount Invested	Sales Charge as a Percentage of Purchase Price	Sales Charge as a Percentage of Net Amount Invested
Less than $50,000	5.75%	6.10%
$50,000 to $99,999	4.75%	4.99%
$100,000 to $249,999	3.50%	3.63%
$250,000 to $499,999	2.50%	2.56%
$500,000 to $999,999	2.00%	2.04%
$1 million or more*	None	None

* You may be assessed a CDSC of 1.00% if you redeem any of your shares within twelve (12) months of purchase.

Front-end sales charges will not be applied to shares purchased by reinvesting distributions.

The Investment Adviser or the Fund’s Distributor may pay a sales commission of up to 1.00% of the offering price of Class A shares to brokers that are responsible for aggregate purchases of $1 million or more.

Waiver of Class A Sales Charges. Front-end sales charges on Class A Shares are waived for the following purchasers:

•	any affiliate of the Investment Adviser or any of the Investment Adviser’s or the Fund’s officers, directors, employees or retirees;

•	registered representatives of any broker-dealer authorized to sell Fund shares, subject to internal policies and procedures of the broker-dealer;

•
members of the immediate families of any of the foregoing (i.e. parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);

•	fee-based registered investment advisers, financial planners, bank trust departments or registered broker dealers who are purchasing on behalf of their customers; and

•	401(k), 403(b) and 457 plans, and profit sharing and pension plans that invest $1,000,000 or more or have more than 100 participants.

You need to notify your financial intermediary or the Fund’s Transfer Agent if you qualify for a waiver of Class A sales charges.

Reduced Class A Sales Charges. You may qualify for reduced sales charges by aggregating prior purchases or purchases by related accounts or by agreeing to invest certain amounts in the future.

Prior Purchases. You may qualify for a reduced sales charge by aggregating the NAV of any Class A Shares you already own to the amount of your next investment for purposes of calculating the sales charge.

Purchases By Related Accounts. Concurrent and prior purchases of Class A Shares by certain other accounts may be combined with your purchase to determine your sales charge. Purchases made by you, your spouse or domestic partner, your siblings and your dependent children for purposes of calculating the sales charge, including purchases in individual retirement, custodial and personal trust accounts, may be combined.

Letter of Intent. If you plan to make an aggregate investment of $50,000 or more in Class A Shares of the Fund over a 13-month period, you may reduce your sales charge by signing a non-binding letter of intent. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a13-month period. The Letter of Intent will apply to all purchases of Class A Shares of the Fund. Any shares purchased within 90 days prior to the date you sign the Letter of Intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. If you establish a Letter of Intent with the Fund you can aggregate your accounts as well as the accounts of your spouse or domestic partner, your siblings and your dependent children. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent. Class A Shares equal to 5.75% of the amount of the Letter Intent will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

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It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The Fund is not responsible for making this determination. You must notify the Transfer Agent or your financial intermediary at the time of purchase if a quantity discount is applicable. You may be required to provide the Fund or your financial intermediary with certain information or records to verify your eligibility for a quantity discount. Such information or records may include account statements or other records regarding the shares of the Fund held in all accounts (e.g., retirement accounts) of the investor and other eligible persons which may include accounts held at approved financial intermediaries. You should retain any records necessary to substantiate the purchase price of your Fund shares, as the Fund and your financial intermediary may not retain this information.

Contingent Deferred Sales Charge. Class A Share purchases of $1 million or more are subject to a CDSC of 1.00% if redeemed within twelve months of purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge is assessed on Class A Shares derived from reinvestment of dividends or capital gain dividends. You should retain any records necessary to substantiate the historical cost of their shares, as the Fund and your financial intermediary may not retain this information.

The Fund may waive the imposition of a contingent deferred sales charge on redemption of Class A Shares under certain circumstances and conditions, including without limitation, the following:

(i)	redemptions following the death or permanent disability (as defined by the Code) of a shareholder; and

(ii)	required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code.

Shareholders who think they may be eligible for a contingent deferred sales charge waiver should contact the Transfer Agent or their financial intermediary. A Shareholder must notify the Fund prior to the redemption request to ensure receipt of the waiver.

Distribution Plan and Service Plan. Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund’s average daily net assets with respect to Class A Shares of the Fund.

Class C Shares

Contingent Deferred Sales Charge. Class C Shares are subject to a CDSC of 1.00% if redeemed within twelve months of purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC is assessed on Class C Shares derived from reinvestment of dividends or capital gain dividends. You should retain any records necessary to substantiate the historical cost of their shares, as the Fund and your financial intermediary may not retain this information.

The Fund may waive the imposition of a CDSC on redemption of Class C Shares under certain circumstances and conditions, including without limitation, the following:

(i)	redemptions following the death or permanent disability (as defined by the Code) of a shareholder; and

(ii)	required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code.

Shareholders who think they may be eligible for a CDSC waiver should contact the Transfer Agent or their financial intermediary. A Shareholder must notify the Fund prior to the redemption request to ensure receipt of the waiver.

Distribution Plan and Service Plan. Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund. Pursuant to the terms of the Plans, the Fund may spend less (and therefore shareholders maybe charged less) than the combined annual distribution and service fees of 1.00% per year of the Fund’s average daily net assets with respect to Class C Shares of the Fund.

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Class I Shares

Class I Shares may be purchased without the imposition of any front end sales charge or CDSC and without any distribution (12b-1) fee or service fee. Class I Shares are offered primarily to institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class I Shares may also be offered through certain financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customer’s investments in the Fund. Pension and profit sharing plans, employee trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for the Fund and do not require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees, generally may purchase Class I Shares, subject to investment minimums.

Revenue Sharing

The Investment Adviser and/or its affiliates may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Fund or which include them as investment options for their respective customers. These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Fund on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from the Investment Adviser’s own legitimate profits and other of its own resources (not from the Fund) and may be in addition to any Distribution Plan or Service Plan fees that are paid to broker-dealers and other financial intermediaries. The Board will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Fund to ensure that the levels of such advisory fees do not involve the indirect use of the Fund’s assets to pay for marketing, promotional or related services.

Because revenue sharing payments are paid by the Investment Adviser, and not from the Fund’s assets, the amount of any revenue sharing payments is determined by the Investment Adviser. In addition to the revenue sharing payments described above, the Investment Adviser may offer other incentives to sell shares of the Fund in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for a financial intermediary or its employees or associated persons to sell shares of the Fund to you instead of shares of other funds. Contact your financial intermediary for details about revenue sharing payments it may receive. Notwithstanding the revenue sharing payments described above, the Investment Adviser is prohibited from considering a broker-dealer’s sale of any of the Fund’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law. Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Fund or any affiliated investment company is a qualifying or disqualifying factor in the Investment Adviser’s selection of such broker-dealer for portfolio transaction execution.

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Fund. In addition, financial intermediaries are responsible for providing to you any communication from the Fund to its shareholders, including but not limited to, Prospectuses, Prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the 1940 Act. They may charge additional fees not described in this Prospectus to their customers for such services. These fees would be in addition to those imposed by the Fund. They may also set different minimum investments or limitations on buying or selling shares. If shares of the Fund are held in a “street name” account with a financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by the Fund and its transfer agent. If you are investing through a financial intermediary please contact your financial intermediary or refer to your program materials for more information regarding any special provisions or conditions that may be different from those described in this Prospectus.

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HOW TO PURCHASE SHARES

You may purchase shares of the Fund on any day the Fund and the NYSE are open for business either directly through the Fund or through your investment representative. Orders that are received before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) or any earlier NYSE closing time that day will be priced and processed as of the close of business on that day. You may purchase shares of the Fund by check, wire or Automatic Clearing House (ACH) network. The Fund will not accept payment in cash or money orders. All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks. Cashiers checks in amounts of less than $10,000 will not be accepted. To prevent check fraud, the Fund will not accept money orders, third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund cannot accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. U.S. citizens living abroad may purchase shares of the Fund only if they have a social security number and a physical address (not a P.O. box) within the United States. The only exception is for United States military with an APO or FPO address. The Fund will not issue certificates evidencing shares purchased. Instead, the Fund will send investors a written confirmation for all purchases of shares. The Fund reserves the right to reject any purchase in whole or in part.

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

Anti-Money Laundering Program. In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Compliance Program. The Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Permanent addresses containing a P.O. Box will not be accepted, although an alternate mailing address including a P.O. Box may be established. Please contact the Transfer Agent at 877-9-MLPFUNDS (877-965-7386) if you need additional assistance when completing your application. If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund reserves the right to close the account within five business days if clarifying information/documentation is not received.

Minimum Investments

Class A Shares and Class C Shares. The minimum initial investment in Class A Shares or Class C Shares of the Fund is $2,000 for regular accounts and $250 for Individual Retirement Accounts (“IRA”). For corporate sponsored retirement plans, there is no minimum initial investment. The minimum subsequent investment is $100. A $100 minimum exists for each additional investment made through the Automatic Investment Plan. The Fund may waive the minimum investment requirements from time to time. Investors purchasing the Fund through financial intermediaries’ asset based fee programs may have the above minimum investments waived by their intermediary since the intermediary, rather than the Fund, absorbs the increased costs of small purchases.

Class I Shares. The minimum initial investment in Class I Shares of the Fund is $250,000. The minimum subsequent investment is $100. A $100 minimum exists for each additional investment made through the Automatic Investment Plan. The Fund reserves the right to waive or reduce the minimum initial investment amount for Class I Shares for purchases made through certain retirement, benefit and pension plans, or for certain classes of shareholders. For investors purchasing Class I Shares through a broker-dealer, financial institution or servicing agent, shareholder purchases may be aggregated to meet the minimum initial investment amount. The Investment Adviser, in its discretion, may take into account the aggregate assets that a shareholder has in determining if the shareholder meets the minimum initial investment amount.

Purchase By Check

If you are making an initial investment in the Fund, simply complete the appropriate Account Application and mail it with a check, made payable to “The Cushing Royalty Energy Income Fund,” to:

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For regular mail delivery: The Cushing® Royalty Energy Income Fund c/o U.S. Bancorp Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201-0701	For overnight delivery: The Cushing® Royalty Energy Income Fund c/o U.S. Bancorp Fund Services 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202-5207

The Fund and its Transfer Agent do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services or receipt at the U.S. Bancorp Fund Services, LLC post office box of purchase applications, orders or redemption requests does not constitute receipt by the Transfer Agent.

Subsequent investments must be accompanied by a letter indicating the name(s) in which the account is registered and the account number or by the remittance portion of the account statement and returned to one of the above addresses.

The Transfer Agent will charge a $25.00 fee against a shareholder’s account in addition to any loss sustained by the Fund for any payment, check or electronic funds transfer returned to the Transfer Agent.

Purchase By Wire

A completed Account Application must be sent to the Transfer Agent prior to wiring funds. If you are making an initial investment in the Fund, please contact the Transfer Agent at 877-9-MLPFUNDS (877-965-7386) between 9:00 a.m. and 8:00 p.m. Eastern time (6:00 a.m. and 5:00 p.m. Pacific time), on a day when the NYSE is open for trading to make arrangements with a service representative to submit your completed application via mail, overnight delivery or fax. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. If you are making a subsequent purchase, prior to wiring funds, you should be sure to notify the Transfer Agent. U.S. Bank must receive wired funds prior to the close of regular trading on the NYSE to receive same day pricing. Wired funds received after that time will be processed the following day with the following day’s pricing. The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

All wires should specify the name of the Fund, the name(s) in which the account is registered, the account number and the amount being wired. It is essential that your bank include complete information about your account in all wire instructions. Your bank may charge you a fee for sending a wire to the Fund.

To ensure prompt and accurate credit upon receipt of your wire, your bank should transmit immediately available funds by wire in your name to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:    The Cushing® Royalty Energy Income Fund
     (Shareholder Name, Shareholder Account #)

Purchase Through Financial Intermediaries

You may purchase and redeem shares of the Fund through certain financial intermediaries that have made arrangements with the Fund to receive purchase and redemption orders. Such financial intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. When you place your order with such a financial intermediary, or its designee, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Fund. The financial intermediary holds your shares in an omnibus account in its (or its agent’s) name, and the financial intermediary maintains your individual ownership records. The Investment Adviser may pay the financial intermediary for maintaining these records as well as providing other shareholder services. The financial intermediary may charge you a fee for handling your order. The financial intermediary is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.

If you decide to purchase shares through a financial intermediary, please carefully review the program materials provided to you by your financial intermediary, because particular brokers may adopt policies or procedures that are separate from those described in this Prospectus.

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To inquire about an agreement to sell shares of the Fund, financial intermediaries should call the Fund at 888-777-2346.

Telephone Purchase

You may purchase additional shares of the Fund by calling 877-9-MLPFUNDS (877-965-7386). Unless you have elected to decline telephone privileges on your Account Application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. Each telephone purchase must be in the amount of $100 or more. If your order is received prior to the close of regular trading on the NYSE, your shares will be purchased at the applicable net asset value calculated on that date. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Automatic Investment Plan

For your convenience, the Fund offers an Automatic Investment Plan. This plan allows money to be moved from the shareholder’s bank account to the shareholder’s Fund account on a systematic schedule (e.g., monthly,  quarterly, semi-annually or annually) that the shareholder selects. After your initial investment in the Fund, you may authorize the Fund to withdraw amounts of $100 or more.

If you wish to enroll in this plan, complete the appropriate section on the initial Account Application, or complete the Automatic Investment Plan Application. You may call the Transfer Agent at 877-9-MLPFUNDS (877-965-7386) and request an application. Signed applications should be received by the Transfer Agent at least15 business days prior to your initial transaction. The Transfer Agent will charge you a $25 fee if the automatic investment cannot be made due to insufficient funds, stop payment or for any other reason. The Fund may terminate or modify this privilege at any time. Any request to change or terminate an Automatic Investment Plan should be submitted to the Transfer Agent by telephone at 877-9-MLPFUNDS (877-965-7386) or in written form five days prior to the effective date.

Retirement Plans

You may invest in the Fund under the following retirement plans:

•      Coverdell Education Savings Account

•      Traditional IRA

•      Roth IRA

•      SEP-IRA for sole proprietors, partnerships and corporations

•      SIMPLE-IRA

The Fund recommends that investors consult with a financial and/or tax advisor regarding IRAs before investing in them. The annual IRA maintenance fee is $15 (capped at $30 per social security number). The fee for a transfer, distribution or recharacterization of an IRA is $25 per transaction. Complete details on fees are outlined in the Fund’s Individual Retirement Account & Coverdell Education Savings Account Disclosure Statement.

HOW TO REDEEM SHARES

You may redeem (sell) your Fund shares on any day the Fund and the NYSE are open for business either directly through the Fund or through your investment representative. Redemption requests that are received before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) or any earlier NYSE closing time that day will be priced and processed as of the close of business on that day. Requests received after that time will be processed as of the close of business on the next business day. Redemption requests for an individual retirement account (“IRA”), Coverdell Education Plan or other retirement or qualified plan must be made in writing and cannot be made via telephone.

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Redemption By Mail

You may redeem your shares by sending a written request to the Transfer Agent. After your request is received in “good order,” the Fund will redeem your shares at the next calculated NAV. To be in “good order,” redemption requests must include the following: (i) the name of your Fund account; (ii) the account number; (iii) the number of shares of the Fund or the dollar value of shares of the Fund to be redeemed; (iv) any signature guarantees that are required; and (v) any additional documents that might be required for redemptions by corporations, executors, administrators, trustees, guardians or other similar shareholders. In addition, please specify whether proceeds are to be sent by mail, wire or electronic funds transfer through the ACH network to the bank account that you have designated on your Account Application. If you are redeeming from an IRA or other retirement or qualified plan, please indicate on your written request whether or not to withhold U.S. federal income tax (generally 10%). Unless a redemption request specifies not to have U.S. federal income tax withheld, the transaction will be subject to withholding. To add wire instructions to an account at the time of the redemption, a signature guarantee is required. The letter should be signed by all shareholders whose names appear on the account registration. Corporate and institutional investors and fiduciaries should contact the Transfer Agent to ascertain what additional documentation is required. Please see the section entitled, “Signature Guarantees.”

Redemption By Telephone

Unless you have declined telephone privileges on your account, you may redeem all or some of your shares, up to a maximum of $100,000, by calling the Transfer Agent at 877-9-MLPFUNDS (877-965-7386) between 9:00 a.m. and 8:00 p.m. Eastern time (6:00 a.m. and 5:00 p.m. Pacific time), on a day when the NYSE is open for trading. Redemption requests received before the NYSE close on that day will be priced and processed as of the close of business on that day. Requests received after that time will be processed as of the close of business on the next business day. Telephone redemptions will not be accepted for retirement accounts.

When you establish telephone privileges, you are authorizing the Fund and the Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Account Application. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Redemption proceeds will be sent by check to the account address or transferred to the bank account you have designated on your Account Application.

Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone transaction request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon written notice to shareholders. The Fund may suspend temporarily the redemption privilege in emergency situations or in cases where, in the judgment of the Fund, continuation of the privilege would be detrimental to the Fund and its shareholders. Such temporary suspension can be without prior notification to shareholders.

You may request telephone redemption privileges after your account is opened by writing to the Transfer Agent at one of the addresses set forth under “Purchase By Check”. Your written request for telephone privileges must include the Fund name and account number and must be signed by the registered owner(s) of the account. A signature guarantee, or a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source, may also be required. Please contact the Transfer Agent at 877-9-MLPFUNDS (877-965-7386) before sending your instruction. Telephone redemption requests must be received before the close of regular trading on the NYSE to be priced and processed as of the close of business on that day. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

Signature Guarantees

To protect the Fund and its shareholders, a signature guarantee is required in each of the following situations:

•	The redemption request includes a change of address, or a change of address request was received by the Transfer Agent within the last 30 days;

•	The redemption proceeds are to be payable or sent to any person, address or bank account not on record;

•	Account ownership is being changed; and

•	The redemption request is over $100,000.

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In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notarized signature is not an acceptable substitute for a signature guarantee.

Non-financial transactions including establishing or modifying certain services on an account may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source. The Fund may waive the signature guarantee for employees and affiliates of the Investment Adviser, the Distributor, the Administrator and family members of the foregoing.

Redemptions In- Kind

The Fund generally pays redemption proceeds in cash.  However, if the Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, that Fund may pay a portion of your redemption proceeds in securities or other Fund assets.  Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from that sale.

Payment of Redemption Proceeds

Payment of redemption proceeds will be made promptly, but not later than seven days after the receipt of a redemption request in proper form as discussed in this Prospectus. If you did not purchase your shares by wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

If you redeem by phone, payment will usually be made on the next business day. You may have a check sent to you at your address of record, proceeds may be wired to your predetermined bank account, or funds may be sent via electronic funds transfer through the ACH network to the pre-determined bank account. The minimum amount that may be wired is $1,000. You will be charged a wire transfer fee of $15. This fee will be deducted from your redemption proceeds for a complete redemption, or deducted from your remaining balance for a partial redemption, and paid to the Transfer Agent to cover costs associated with the transfer. In addition, your bank may charge a fee for receiving wires. There is no charge to receive redemption proceeds via the ACH network, however credit may not be available for 2 – 3 business days.

Redemption Fee

The Fund charges a 2% redemption fee on the proceeds of Fund shares redeemed within 60 days of acquisition. The redemption fee is intended to offset the trading costs and operating expenses associated with frequent trading.

The redemption fee may be waived under the following circumstances:

(i)
redemptions by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) in instances where the Fund reasonably believes either that the intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in Fund shares;

(ii)
when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to a Fund confirming that the trade is actually an error correction;

(iii)
in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed;

(iv)	in the event of the death of the shareholder (including a registered joint owner);

(v)	for redemptions made pursuant to any of the Fund’s systematic plans;

(vi)	involuntary redemptions caused by operation of law;

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(vii)	redemptions initiated by the Fund; and

(viii)
redemptions or exchanges by shareholders investing through qualified retirement plans such as 401(k)plans only if the plan sponsor or administrator certifies that the plan does not have the operational capability to assess the fee.

The Fund may waive the redemption fee in other specified circumstances reasonably determined by the funds not to relate to inappropriate trading activity, and reserves the right to modify or eliminate redemption fee waivers at any time. For additional information, see “Redemption of Shares — Redemption Fee Policy” in the Statement of Additional Information.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (1) during any period when the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings); (2) when trading in the markets the Fund ordinarily uses is restricted, (3) when an emergency exists as determined by the SEC such that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (4) for such other periods as the SEC by order may permit to protect the Fund’s shareholders.

Involuntary Redemption

Class A Shares and Class C Shares. The Fund may redeem the Class A or Class C Shares in your account if the value of your account is less than $2,000 for three months or longer as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $2,000 before the Fund makes an involuntary redemption. You will then have 60 days in which to make an additional investment to bring the value of your account to at least $2,000 before the Fund takes any action.

Class I Shares. If your Class I Shares account balance falls below $250,000 for any reason, you will be given 60 days to make additional investments so that your account balance is $250,000 or more. If you do not, the Fund may convert your Class I Shares into Class A Shares, at which time your account will be subject to the involuntary redemption policies and procedures for Class A Shares. Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Class I Shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Class I Shares.

Systematic Cash Withdrawal Program

You may redeem your Class A Shares or Class C Shares through the Systematic Cash Withdrawal Program. The Systematic Cash Withdrawal Program is not available for redemption of Class I Shares. If you elect this method of redemption, the Fund will send you a check, or you may have the proceeds sent directly to your designated bank account via electronic funds transfer through the ACH network. The minimum payment amount is $100. You may choose to receive monthly, quarterly or annual payments. Your Fund account must have a value of at least $10,000 in order to participate in this program. The Systematic Cash Withdrawal Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this program at any time by writing to the Transfer Agent five days prior to the next payment.

A withdrawal involves a redemption of shares and may result in a gain or loss for U.S. federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares of one Fund for shares of another Cushing® Fund. There is no fee to exchange shares.  You may also exchange shares of one Cushing® Fund for shares of another by contacting the Fund’s Transfer Agent by phone at 877-9-MLPFUNDS (877-965-7386) or by sending signed, written instructions to the Fund’s Transfer Agent.

Generally, you may exchange your shares only for the same class of shares of  another Cushing® Fund with certain exceptions, including:

•	You may exchange your Class A shares of the Fund for Class I shares of another Cushing® Fund if you subsequently become eligible to purchase Class I shares of the Fund.

•	If you are no longer eligible to hold Class I shares, you may exchange your Class I shares for Class A shares of another Fund at NAV. Class A shares have higher expenses than Class I shares.

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Shares will be exchanged at their respective NAVs, computed as of the close of trading on the NYSE on the day you request the exchange.  Although there is no charge for the exchange privilege, if the shares you are exchanging have been held for 60 days or less you will be subject to the 2.00% redemption fee.  Any exchange must meet the applicable minimum investment amount for the Cushing® Fund and share class into which the exchange is being made.

When you exchange your Class A shares or Class I shares of the Fund for Class A shares or Class I shares of another Cushing® Fund, you do not have to pay a sales charge. When you exchange your Class C shares for Class C shares of another Cushing® Fund, the time you held the shares of the “old” Cushing® Fund will be added to the time you hold the shares of the “new” Cushing® Fund for purposes of determining your CDSC.

Certain Class C shareholders of the Fund may be eligible to exchange their shares for Class I shares in the Fund, provided that they: (1) hold their shares through an institution that has a valid Class I sales agreement authorizing such an exchange; and (2) are eligible to invest in Class I shares, as set forth under "Class I Shares", above.  Any exchange is subject to the Fund’s discretion to accept or reject the exchange.  No sales charges or other charges will apply to any such exchange, including any contingent deferred sales charge that would otherwise apply to the redemption of Class C shares.  For income tax purposes, exchanges between shares of the Fund will not result in the recognition by the investor of a capital gain or loss.  Class C shareholders should contact their financial institution for information on the availability of Class I shares.

Before exchanging into another Cushing® Fund, be sure to read its prospectus carefully. The Fund may change or cancel its exchange policies at any time. You will be notified of any changes. The Fund has the right to limit exchanges that are deemed to constitute short-term trading. See “Market Timing and Abusive-Trading Activity Policy” below.

Exchanges By Mail

To exchange Fund shares by mail, simply complete a written request and mail it to the Fund:

For Regular Mail delivery: The Cushing® Royalty Energy Income Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	For Overnight delivery: The Cushing® Royalty Energy Income Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202

The written request must contain the following information:

•	Your account number;
•	The dollar amount or number of shares you want to sell (and exchange); and
•	A completed Account Application for the Cushing® Fund into which you want to exchange if you desire different account privileges than those currently associated with your Fund account.

The Fund and its Transfer Agent do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services or receipt at U.S. Bancorp Fund Services, LLC post office box of exchange requests do not constitute receipt by the Transfer Agent of the Fund.

Exchanges by Telephone

Unless you have elected to decline telephone privileges on your Account Application, you may exchange your Fund shares by telephone by calling 877-9-MLPFUNDS (877-965-7386).  During periods of high market activity, shareholders may encounter higher than usual call waits.  Please allow sufficient time to place your telephone transaction.  The Fund is not responsible for delays due to communications or transmission outages or failure.

MARKET TIMING AND ABUSIVE-TRADING ACTIVITY POLICY

Frequent purchases and redemptions of the Fund’s shares by a shareholder may harm other shareholders of that Fund by interfering with efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board of Trustees discourages frequent purchases and redemptions of shares of the Fund and has adopted the policies and procedures with respect to frequent purchases and redemptions of shares described below.  Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

•
The Fund reserves the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of shares of the Fund.

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•
The Fund tracks shareholder and omnibus account subscription and redemption activity in an effort to detect any shareholders or institutions that might trade with a frequency harmful to other shareholders of the Fund. In considering a shareholder’s trading activity, the Fund may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the Fund.

•
If frequent trading or market timing is detected, the Fund, based on its assessment of the severity of the market timing, shall take one or more of the following actions: (1) advise the owner of the frequently traded account that any such future activity will cause a freezing of the account’s ability to transact subscriptions; (2) freeze the account demonstrating the activity from transacting further subscriptions; or (3) close the account demonstrating frequent trading activity. Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

•
You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of the Fund within 60 days of purchase. The ability of the Fund to assess a redemption fee on redemptions effectuated through accounts that are maintained by intermediaries (rather than the Transfer Agent) and through conduit investment vehicles may be limited.

DISTRIBUTIONS

The Fund intends to make quarterly cash distributions of all or a portion of its net income (after taxes) to its shareholders.

Although the Fund anticipates that, due to the tax characterization of cash distributions made by Energy Trusts and MLPs, a significant portion of the Fund’s distributions to shareholders will consist of return of capital for U.S. federal income tax purposes, no assurance can be given in this regard. In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to tax currently, but will result in a corresponding reduction in a shareholder’s basis in the Fund’s shares and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells shares of the Fund. Distributions in excess of a shareholder’s adjusted tax basis in its shares are generally treated as capital gains. To permit the Fund to maintain a more stable distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value.

Dividend Reinvestment Plan

You have two distribution options:

•	Automatic Reinvestment Option — Distributions will be reinvested in additional Fund shares.

•	Cash Option — Distributions will be paid in cash.

You may make this election on the Account Application. You may change your election by writing to the Transfer Agent or by calling 877-9-MLPFUNDS (877-965-7386) at least five (5) days prior to record date of the next distribution.  If no selection is made on the Account Application, all distributions will be automatically reinvested in additional Fund shares.

If you elect to receive distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the current NAV of the Fund, and to reinvest all subsequent distributions.

TAX MATTERS

The following is a summary of the material U.S. federal income tax considerations generally applicable to U.S. Shareholders (as defined below) that acquire shares and that hold such shares as capital assets (generally, for investment). The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. This summary of U.S. federal income tax consequences is for general information only. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of shares, as well as the effects of state, local and non-U.S. tax laws.

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For purposes of this summary, the term “U.S. Shareholder” means a beneficial owner of shares of the Fund that, for U.S. federal income tax purposes, is one of the following:

•	an individual who is a citizen or resident of the United States;

•	a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust (x) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (y) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold shares should consult their tax advisors.

Beginning in 2013, pursuant to provisions of Health Care and Education Reconciliation Act, a 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.

The Fund

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes.  Accordingly, the Fund is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 35%).  In addition, as a regular corporation, the Fund is subject to state and local income taxes by reason of its investments in equity securities of U.S. royalty trusts and MLPs.  Therefore, the Fund may have state and local income tax liabilities in multiple states, which will reduce the Fund’s cash available to make distributions on the shares.  The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability.  The extent to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions.

The Fund invests a portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes.  To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP.  Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund.  Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs.  No assurance, however, can be given in this regard.  If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to shareholders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security.  Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently a maximum rate of 35%), regardless of how long the Fund has held such equity security.  The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition.  The Fund’s tax basis in its equity securities in an MLP generally is equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP nonrecourse debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP.  Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will decrease the Fund’s tax basis in an equity security and, as a result, increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the equity security in the MLP by the Fund.  If the Fund is required to sell equity securities in the MLPs to meet redemption requests, the Fund likely will recognize income and/or gain for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund and decrease cash available for distribution to shareholders. To the extent that the Fund has a net capital loss in any tax year, the net capital loss can be carried back three years and forward five years to reduce the Fund’s current capital gains, subject to certain limitations.  In the event a capital loss carryover cannot be utilized in the carryover periods, the Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders.

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The Fund also  invests in U.S. royalty trusts. U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders.

The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs and U.S. royalty trusts in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income.  Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

The Fund will not be eligible to elect to be treated as a regulated investment company under the Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (v) adversely alter the characterization of certain complex financial transactions.

U.S. Shareholders

Distributions.  Distributions by the Fund of cash or property in respect of the shares of the Fund will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles).  Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction.  Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals), are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals, provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of a distribution by the Fund exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the shares of the Fund, and thereafter as capital gain.  Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares of the Fund for more than one year.

The Fund’s earnings and profits are generally calculated by making certain adjustments to the Fund’s taxable income.  Based upon the Fund’s review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the Fund’s current and accumulated earnings and profits.  Accordingly, the Fund expects that only a portion of its distributions to its shareholders with respect to the shares of the Fund will be treated as dividends for U.S. federal income tax purposes.  No assurance, however, can be given in this regard.

Because the Fund will invest a substantial portion of its assets in MLPs, special rules will apply to the calculation of the Fund’s earnings and profits.  For example, the Fund’s earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method.  This difference in treatment may, for example, result in the Fund’s earnings and profits being higher than the Fund’s taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation.  Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund’s taxable income for such year.

U.S. Shareholders that participate in the Fund’s dividend reinvestment plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in shares of the Fund.

Sales of Shares of the Fund.  Upon the sale, exchange or other taxable disposition of shares of the Fund, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder’s adjusted tax basis in the shares of the Fund.  Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the shares of the Fund for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including most individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15% (20% for those in the highest tax bracket).  The deductibility of capital losses is subject to limitations under the Code.

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A U.S. Shareholder’s adjusted tax basis in its shares of the Fund may be less than the price paid for the shares of the Fund as a result of distributions by the Fund in excess of the Fund’s earnings and profits (i.e., returns of capital).

GENERAL INFORMATION

Householding

To help keep the Fund’s costs as low as possible, the Fund generally delivers a single copy of most financial reports and Prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as “householding,” does not apply to account statements. You may, of course, request an individual copy of a Prospectus or financial report at any time. If you would like to receive separate mailings, please call the Transfer Agent at 877-9-MLPFUNDS (877-965-7386) and the Fund will begin individual delivery within 30 days of your request. If your account is held through a financial intermediary, please contact them directly to request individual delivery.  This policy does not apply to account statements.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Abandoned Property

It is important that the Fund maintain a correct address for each investor.  An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund.  Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account.  If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.

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FINA NCI AL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Fund’s financial performance for the period July 2, 2012 through November 30, 2012. Certain Information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been derived from the Fund’s financial statements audited by Ernst & Young, LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report for the period ended November 30, 2012, which is available upon request.

The Cushing® Royalty Energy Income Fund — Class A Shares

	Period From July 2, 2012(1) through November 30, 2012
Per Common Share Data(2) Net Asset Value, beginning of period	$—
Public offering price	20.00
Income from Investment Operations:
Net investment income(3)	0.07
Net realized and unrealized gain on investments	0.31
Total increase from investment operations	0.38
Less Distributions to Common Stockholders:
Net investment income	—
Return of capital	(0.80)
Total distributions to common stockholders	(0.80)
Net Asset Value, end of period	$19.58
Total Investment Return	1.81	%(4)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$296,861
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)(7)	439.62%
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)(7)	1.95%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(437.12)%
Ratio of net investment income (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	0.55%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(437.17)%
Ratio of net investment income (excluding net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	0.50%
Portfolio turnover rate(8)	17.31	%(4)
____________________________
(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Calculated using average shares outstanding method. For the period from July 2, 2012 to November 30, 2012, the average shares outstanding were 3,666 for Class A.
(4)	Not annualized.
(5)
For periods less than one full year, all income and expenses are annualized except organizational costs, as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)	For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net current and deferred tax benefit, of which $13 is attributable to Class A.
(7)
The ratio of expenses excluding net deferred income tax expense to average net assets before waiver was 439.67%.  The ratio of expenses excluding net deferred income tax expense to average net assets after waiver was 2.00%.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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The Cushing® Royalty Energy Income Fund — Class C Shares

	Period From July 2, 2012(1) through November 30, 2012
Per Common Share Data(2) Net Asset Value, beginning of period	$—
Public offering price	20.00
Income from Investment Operations:
Net investment income(3)	0.01
Net realized and unrealized gain on investments	0.32
Total increase from investment operations	0.33
Less Distributions to Common Stockholders:
Net investment income	—
Return of capital	(0.80)
Total distributions to common stockholders	(0.80)
Net Asset Value, end of period	$19.53
Total Investment Return	1.56	%(4)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$401,485
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)(7)	440.37%
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)(7)	2.70%
Ratio of net investment loss (including net deferred income tax expense) to average net assets before waiver(5)(6)	(437.87)%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	(0.20)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(437.92)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	(0.25)%
Portfolio turnover rate(8)	17.31	%(4)
____________________________
(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Calculated using average shares outstanding method. For the period from July 2, 2012 to November 30, 2012, the average shares outstanding were 2,782 for Class C.
(4)	Not annualized.
(5)
For periods less than one full year, all income and expenses are annualized except organizational costs, as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)	For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net current and deferred tax benefit, of which $10 is attributable to Class C.
(7)
The ratio of expenses excluding net deferred income tax expense to average net assets before waiver was 440.42%.  The ratio of expenses excluding net deferred income tax expense to average net assets after waiver was 2.75%.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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The Cushing® Royalty Energy Income Fund — Class I Shares

	Period From July 2, 2012(1) through November 30, 2012
Per Common Share Data(2)
Net Asset Value, beginning of period	$—
Public offering price	20.00
Income from Investment Operations:
Net investment income(3)	0.10
Net realized and unrealized gain on investments	0.30
Total increase from investment operations	0.40
Less Distributions to Common Stockholders:
Net investment income	—
Return of capital	(0.80)
Total distributions to common stockholders	(0.80)
Net Asset Value, end of period	$19.60
Total Investment Return	1.91	%(4)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period	$77,434
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)(7)	439.37%
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)(7)	1.70%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(436.87)%
Ratio of net investment income (including net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	0.80%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(436.92)%
Ratio of net investment income (excluding net deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	0.75%
Portfolio turnover rate(8)	17.31	%(4)
____________________________
(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Calculated using average shares outstanding method. For the period from July 2, 2012 to November 30, 2012, the average shares outstanding were 2,030 for Class I.
(4)	Not annualized.
(5)
For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)	For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net deferred tax expense, of which $8 is attributable to Class I.
(7)
The ratio of expenses excluding net deferred income tax expense to average net assets before waiver was 439.42%.  The ratio of expenses excluding net deferred income tax expense to average net assets after waiver was 1.75%.

(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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PRIVACY POLICY

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its shareholders with respect to their transactions in shares of the Fund. This information includes:

•
information the Fund receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
information about your transactions with the Fund, our affiliates or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information and other financial information.

The Fund does not disclose any nonpublic personal information about you, the Fund’s other shareholders or the Fund’s former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law. To protect your personal information internally, the Fund restricts access to nonpublic personal information about the Fund’s shareholders to those employees who need to know that information to provide services to our shareholders. The Fund also maintains certain other safeguards to protect your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with nonaffiliated third parties.

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PN-1

INVESTMENT ADVISER

Cushing® MLP Asset Management, LP
8117 Preston Road
Suite 440
Dallas, Texas 75225

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT

U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
One Victory Park
2323 Victory Avenue, Suite 2000
Dallas, Texas 75219

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036

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THE CUSHING® ROYALTY ENERGY INCOME FUND

Prospectus dated March 30, 2013

Class A Shares ( CURAX )
Class C Shares ( CURCX )
Class I Shares ( CURCX )

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recently completed fiscal year.

Statement of Additional Information

The Statement of Additional Information provides more details about the Fund and its policies. The current Statement of Additional Information is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.

To Obtain Information

The Statement of Additional Information and the Fund’s Annual Report are available, without charge, upon request. To obtain a free copy of the Statement of Additional Information or the Annual Report, or if you have questions about the Fund:

By Internet:

Go to www.cushingfunds.com.

By Telephone:

Call 877-9-MLPFUNDS (877-965-7386) or your securities dealer.

By Mail:

Write to:
The Cushing® Royalty Energy Income Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

From the SEC:

Information about the Fund (including the statement of additional information, annual or semi-annual reports and Form N-Qs) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number 811-22428

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The Cushing® MLP Premier Fund

Class A Shares (CSHAX)

Class C Shares (CSHCX)

Class I Shares (CSHZX)

The Cushing® Royalty Energy Income Fund

Class A Shares (CURAX)

Class C Shares (CURCX)

Class I Shares (CURZX)

_____________________
8117 Preston Road
Suite 440
Dallas, Texas 75225

each a series of

The Cushing® Funds Trust

Statement of Additional Information

Dated March 30, 2013

This Statement of Additional Information (the “SAI”) supplements the information contained in the Prospectus dated March 30, 2013 of The Cushing® MLP Premier Fund and the Prospectus dated March 30, 2013 of The Cushing® Royalty Energy Income Fund (each a “Fund” and collectively, the “Funds”), each a series of The Cushing® Funds Trust (the “Trust”), an open-end management investment company organized on May 27, 2010 as a statutory trust under the laws of the State of Delaware. This SAI is incorporated by reference in its entirety into the Prospectuses. This SAI is intended to provide you with additional information regarding the activities and operations of the Funds and it should be read in conjunction with the Prospectuses.

To obtain a copy of the Prospectuses, please write to The Cushing® Funds Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or call 877-9-MLPFUNDS (877-965-7386).  The Prospectuses are also available on the Funds’ website www.cushingfunds.com.

The Funds are managed by Cushing® MLP Asset Management, LP (the “Investment Adviser”).

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THE FUN DS

The Funds may issue an unlimited number of shares of beneficial interest. All shares of the Funds have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. Each Fund offers three different share classes: Class A, Class C and Class I. Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (i) each class of shares maybe subject to different (or no) sales loads, (ii) each class of shares may bear different distribution fees; (iii) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees of the Trust (the “Board”) may classify and reclassify the shares of a Fund into additional classes of shares at a future date. The Board may establish and offer shares of other series of the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”), each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act.

Effective June 4, 2012, the Trust changed its name.  Previously, the Trust was known as the Cushing® MLP Funds Trust.

INVESTMENT STRATEGIES AND RISKS

The sections below describe, in greater detail than in the Prospectuses, some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage. Each Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Funds’ principal investment strategies are discussed in the Prospectuses. The Funds may not buy all of the types of securities or use all of the investment techniques that are described.

Repurchase Agreements

The Funds may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Funds may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Investment Adviser under guidelines approved by the Board. A Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund’s limitation on illiquid securities. A Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

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Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Funds pay for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

Convertible Securities

The Funds may invest in convertible securities. A convertible security includes any bond, debenture, note, preferred stock, warrant or other security which has the right to be converted into cash or another security or which carries with it the right to purchase any other security, any unit including one of the foregoing, or any other security for which it is expected that one of the foregoing will be received in exchange within a reasonably short period of time in a merger, acquisition, reorganization, recapitalization, or otherwise. A convertible security generally entitles the holder to exchange it for a fixed number of shares of common stock or other security, usually of the same company, or into cash at fixed prices within a specified period of time. A convertible security entitles the holder to receive the income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. The difference between the market price of the convertible security and the market price of the securities into which it may be converted is called the “premium.” When the premium is small, the convertible security has performance characteristics similar to an equity security; when the premium is large, the convertible security has performance characteristics similar to a debt security.

Rights and Warrants

The Funds may invest in rights and warrants. Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. Rights are similar to warrants except that they have a substantially shorter term. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus producing a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised.  Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company and may lack a secondary market.

When-Issued and Delayed Delivery Transactions

The Funds may purchase and sell portfolio securities on a when-issued and delayed delivery basis. No income accrues to a Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because a Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When a Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Funds will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Funds may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund’s portfolio consistent with the Fund’s investment objectives and policies and not for the purpose of investment leverage.  Since the market value of both the securities or currency subject to the commitment and the securities or currency held as segregated assets may fluctuate, the use of commitments may magnify the impact of interest rate changes on a Fund’s net asset value. A commitment sale is covered if a Fund owns or has the right to acquire the underlying securities or currency subject to the commitment. A commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security or currency which a Fund owns or has the right to acquire. By entering into a commitment sale transaction, a Fund foregoes or reduces the potential for both gain and loss in the security which is being hedged by the commitment sale.
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Short Sales Against the Box

A Fund may from time to time make short sales of securities it owns or has the right to acquire. A short sale is “against the box” to the extent that a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is required to recognize gain from the short sale for U.S. federal income tax purposes at the time it enters into the short sale, even though it does not receive the sales proceeds until it delivers the securities. A Fund is said to have a short position in the securities sold until it delivers such securities at which time it receives the proceeds of the sale. A Fund may not make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be involved in such sales. A Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio.

Investment Company Securities

The Funds may invest in securities of other investment companies, including other open-end or closed-end investment companies, exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), by purchase in the open market involving only customary brokers’ commissions or in connection with mergers, acquisitions of assets or consolidations or as may otherwise be permitted by the 1940 Act. The ETFs and ETNs in which the Funds may invest may include exchange traded index and bond funds. Exchange-traded index products seek to track the performance of various securities indices. Shares of exchange-traded index products have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value of the particular fund. To the extent a Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities. In addition, if a Fund invests in such investment companies or investment funds, the Fund’s shareholders will bear not only their proportionate share of the expenses of that Fund (including operating expenses and the fees of the Investment Adviser), but also will indirectly bear similar expenses of the underlying investment companies or investment funds.

Preferred Stocks

The Funds may invest in preferred stocks. Preferred stocks generally have a preference as to dividends and upon liquidation over an issuer’s common stock but ranks junior to other income securities in an issuer’s capital structure. Preferred stocks generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on other income securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stocks may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stocks, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid.  Preferred stocks also may provide that, in the event the issuer fails to make a specified number of dividend payments, the holders of the preferred stocks will have the right to elect a specified number of directors to the issuer’s board. Preferred stocks also may be subject to optional or mandatory redemption provisions.

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Borrowing, Reverse Repurchase Agreements and Similar Transactions

The Funds may borrow from banks and may enter into reverse repurchase agreements and economically similar transactions up to the amounts allowable under the 1940 Act (currently up to 33 1/3% of a Fund’s total assets, including the amount borrowed). The Funds may also borrow for temporary purposes in an amount not in excess of 5% of the value of its total assets at the time the borrowing is made. The Funds have no current intention to borrow money other than for temporary purposes.

Borrowing by a Fund creates special risk considerations such as greater potential volatility in the net asset value of the shares and in the yield on the Fund’s portfolio. Borrowing by a Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Borrowing will create interest expenses for a Fund which can exceed the income from the assets obtained with the proceeds. To the extent the income derived from securities purchased with funds obtained through borrowing exceeds the interest and other expenses that a Fund will have to pay in connection with such borrowing, the Fund’s net income will be greater than if the Fund did not borrow. Conversely, if the income from the assets obtained through borrowing is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if the Fund did not borrow, and therefore the amount available for distribution to shareholders will be reduced. In the event that the values of a Fund’s portfolio securities do not appreciate or, in fact, depreciate, the Fund would be forced to liquidate a portion of its portfolio, which could be significant depending upon the magnitude of the decline in value of the Fund’s assets, to pay interest on, and repay the principal of, any such borrowings. Even in the event that any assets purchased with the proceeds of such borrowings appreciate as anticipated by the Investment Adviser, a portion of a Fund’s assets may be required to be liquidated to meet scheduled principal and interest payments with respect to such borrowings. Any such liquidations may be at inopportune times and prices. Utilization of investment leverage would result in a higher volatility of the net asset value of a Fund. The effect of leverage in a declining market would result in a greater decrease in net asset value to holders of a Fund’s shares than if the Fund were not leveraged. The extent to which a Fund may borrow will depend upon the availability of credit. No assurance can be given that the Funds will be able to borrow on terms acceptable to the Funds and the Investment Adviser. The rights of any lenders to a Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund’s shareholders, and the terms of the Fund’s borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A Fund typically will segregate cash and/or liquid securities equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of cash and/or liquid securities at least equal to the amount of any purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings.

Portfolio Turnover

Although the Funds generally do not engage in short-term trading, portfolio securities may be sold without regard to the time they have been held when investment considerations warrant such action. A higher portfolio turnover rate would result in higher brokerage costs to a Fund and could also result in the greater realization of capital gains that will be subject to tax, including short-term gains, which will be taxable to shareholders at ordinary income tax rates. The table below shows the portfolio turnover for the Funds’ last two fiscal years.

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	Portfolio Turnover for Fiscal Years ended November 30
	2012	2011
Cushing® MLP Premier Fund	43.32%	72.32%
Cushing® Royalty Energy Income Fund	17.31%*	N/A
* For the period from the Cushing® Royalty Energy Income Fund’s commencement of operations on July 2, 2012, through the fiscal year ended November 30, 2012.

STRATEGIC TRANSACTIONS

The Funds may, but are not required to, use various investment strategies as described below (“Strategic Transactions”). Strategic Transactions may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein maybe used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction by the Funds is a function of numerous variables including market conditions. The Funds comply with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of liquid assets when mandated by SEC rules or SEC staff positions.  Although the Investment Adviser seeks to use Strategic Transactions to further each Fund’s investment objective, no assurance can be given that the use of Strategic Transactions will achieve this result.

General Risks of Derivatives

Strategic Transactions may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate, or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which the Funds may use and the risks of those instruments are described in further detail below. The Funds may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with each Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by a Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

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Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Fund’s interests. Each Fund bears the risk that the Investment Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for such Fund.

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Derivatives may be subject to pricing or “basis” risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

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Using derivatives as a hedge against a portfolio investment subjects a Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based instrument as a hedge on a different instrument) may also involve greater correlation risks.

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While using derivatives for hedging purposes can reduce a Fund’s risk of loss, it may also limit the Fund’s opportunity for gains or result in losses by offsetting or limiting the Fund’s ability to participate in favorable price movements in portfolio investments.

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Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

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The use of certain derivatives transactions involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (the “counterparty”) or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. Concerns about, or a default by, one large market participant could lead to significant liquidity problems for other participants. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.

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Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

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Certain derivatives transactions, including OTC options, swaps, forward contracts, certain options on foreign currencies and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such OTC derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available, a Fund will be unable to enter into a desired transaction. There also maybe greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result the Fund would bear greater risk of default by the counterparties to such transactions.

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The Funds may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

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As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Certain derivatives, including certain OTC options and swap agreements, may be considered illiquid and therefore subject to each Fund’s limitation on investments in illiquid securities.  Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause a Fund to sell portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged.

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Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on a Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

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Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is no systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Funds to respond to such events in a timely manner.

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Legislation regarding regulation of the financial sector, including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, could change the way in which derivative instruments are regulated and/or traded. Such regulation may impact the availability, liquidity and cost of derivative instruments. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Funds, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Funds to use certain derivative instruments as a part of their investment strategies, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Funds or will not impair the ability of the Funds to utilize certain derivatives transactions or achieve their investment objectives.

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In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Funds’ use of derivatives, which could have an adverse impact on the Funds. The Investment Adviser cannot predict the effects of these regulations on the Funds’ portfolios. The Investment Adviser intends to monitor developments and seeks to manage the Funds’ portfolios in a manner consistent with achieving the Funds’ investment objectives, but there can be no assurance that it will be successful in doing so.

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The Commodity Futures Trading Commission (“CFTC”) has amended its Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund provided certain requirements are met. In order to permit the Investment Adviser to continue to claim this exclusion with respect to the Funds, the Funds will limit their transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of a Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of a Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Funds and the Investment Adviser do not believe that complying with the amended rule will limit the Funds’ ability to use futures, options and swaps to the extent that it has used them in the past.

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Options

An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option (the “option writer”) the underlying security at a specified fixed price (the “exercise price”) prior to a specified date (the “expiration date”). The buyer of the option pays to the option writer the option premium, which represents the purchase price of the option.

Exchange traded options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such option. OTC options are purchased from or sold to counterparties through direct bilateral agreement between the counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, are settled in cash in an amount based on the value of the underlying instrument multiplied by a specified multiplier.

Writing Options. The Funds may write call and put options. As the writer of a call option, a Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised, the Fund is not required to deliver the underlying security but retains the premium received.

The Funds may only write call options that are “covered.” A call option on a security is covered if (a) a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by the Fund in segregated liquid assets) upon conversion or exchange of other securities held by the Fund; or (b) the Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets.

Selling call options involves the risk that a Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.

A Fund may also write uncovered put options.  The seller of an uncovered put option theoretically could lose an amount equal to the entire aggregate exercise price of the option if the underlying security were to become valueless .

The Funds may write put options. As the writer of a put option, a Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price but retains the option premium.

The Funds may only write put options that are “covered.” A put option on a security is covered if (a) a Fund segregates liquid assets equal to the exercise price; or (b) the Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets.

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Selling put options involves the risk that a Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While a Fund’s potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund’s risks of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.

A Fund may close out an options position which it has written through a closing purchase transaction. The Fund would execute a closing purchase transaction with respect to a call option written by purchasing a call option on the same underlying security and having the same exercise price and expiration date as the call option written by the Fund. The Fund would execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by the Fund. A closing purchase transaction may or may not result in a profit to the Fund. The Fund could close out its position as an option writer only if a liquid secondary market exists for options of that series and there is no assurance that such a market will exist with respect to any particular option.

The writer of an option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require a Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell.

Purchasing Options. The Funds may purchase call and put options. As the buyer of a call option, a Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price, the Fund could exercise the option and acquire the underlying security at a below market price, which could result in a gain to the Fund, minus the premium paid. As the buyer of a put option, a Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price, the Fund could exercise the option and sell the underlying security at an above market price, which could result in a gain to the Fund, minus the premium paid. Each Fund may buy call and put options whether or not it holds the underlying securities.

As a buyer of a call or put option, a Fund may sell put or call options that it has purchased at any time prior to such option’s expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security’s dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to a Fund. A Fund’s ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If a Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices than exchange traded options. However, unlike exchange traded options, which are issued and guaranteed by a regulated intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option.  Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Investment Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Funds may be unable to enter into closing sale transactions with respect to OTC options.

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Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the value of the underlying index. The underlying index may be a broad-based index or a narrower market index. Unlike options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the fixed exercise price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Funds on index options transactions will depend on price movements in the underlying securities market generally or in a particular segment of the market rather than price movements of individual securities. As with other options, a Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Index options written by the Funds will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. The Funds may cover call options written on an index by owning securities whose price changes, in the opinion of the Investment Adviser, are expected to correlate to those of the underlying index.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on foreign currencies give the holder the right to buy or sell foreign currency for a fixed amount in U.S. dollars. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on United States and foreign exchanges.  The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and foreign investment generally. As with other options, a Fund may close out its position in foreign currency options through closing purchase transaction sand closing sale transactions provided that a liquid secondary market exists for such options. Foreign currency options written by the Funds will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets.

Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

•	The exercise of options written or purchased by a Fund could cause the Fund to sell portfolio securities, thus increasing the Fund’s portfolio turnover.

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A Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

•	The Funds’ options transactions may be limited by limitations on options positions established by the exchanges on which such options are traded.

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The hours of trading for exchange listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

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Index options based upon a narrower index of securities may present greater risks than options based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a small number of securities.

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A Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by the Fund in connection with options transactions.

Futures Contracts

A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time (the “settlement date”). Futures contracts may be based on a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (forward contracts and currency futures). The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be “long” the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.

Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of securities futures and interest rate futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to interest rates, foreign currencies and broad based securities indexes). In the case of cash settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions (except currency forward contracts) are effected through a clearinghouse associated with the exchange on which the futures are traded.

The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit “initial margin” with a futures commodities merchant when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The process is known as “marking-to-market.” Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to a Fund.

In addition, a Fund may be required to maintain segregated liquid assets in order to cover futures transactions. A Fund will segregate liquid assets in an amount equal to the difference between the market value of a futures contract entered into by the Fund and the aggregate value of the initial and variation margin payments made by the Fund with respect to such contract.

Currency Forward Contracts and Currency Futures. A foreign currency forward contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Settlement of a foreign currency forward contract for the purchase of most currencies typically must occur at a bank based in the issuing nation. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to a Fund and poorer overall performance for the Fund than if it had not entered into forward contracts.

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Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts, a Fund would also be subject to initial and variation margin requirements on the option position.

Options on futures contracts written by a Fund will generally be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or segregating liquid assets. A Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out the Fund’s futures position.

Additional Risk of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

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The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity underlying a futures position may result in immediate and substantial loss (or gain) to the Funds.

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Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, a Fund would be required to make daily cash payments to maintain its required margin. The Fund may be required to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The Fund could lose margin payments deposited with a futures commodities merchant if the futures commodities merchant breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.

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Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading, a Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit a Fund’s potential losses.

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Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indexes, as narrower indexes are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

A Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Fund’s assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount maybe excluded in calculating the 5% limitation.

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Swap Contracts and Related Derivative Instruments

A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty.  Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Investment Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments, U.S. dollar denominated payments may be exchanged for payments denominated in foreign currencies, and payments tied to the price of one security, index, reference rate, currency or other instrument may be exchanged for payments tied to the price of a different security, index, reference rate, currency or other instrument. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with a Fund’s investment objectives and policies, the Fund is not limited to any particular form or variety of swap contract. The Funds may utilize swaps to increase or decrease their exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Funds may also enter into related derivative instruments including caps, floors and collars.

The Funds may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by a Fund to the swap counterparty will be covered by segregating liquid assets. If a Fund enters into a swap agreement on other than a net basis, the Fund will segregate liquid assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Interest Rate Swaps, Caps, Floors and Collars. Interest rate swaps consist of an agreement between two parties to exchange their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are generally entered into on a net basis.

The Funds may also buy or sell interest rate caps, floors and collars. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a specified notional amount from the party selling the interest rate floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rate of values. Caps, floors and collars may be less liquid that other types of swaps. If a Fund sells caps, floors and collars, it will segregate liquid assets with a value equal to the full amount, accrued daily, of the Fund’s net obligations with respect to the caps, floors or collars.

Index Swaps. An index swap consists of an agreement between two parties in which a party exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis.

Currency Swaps. A currency swap consists of an agreement between two parties to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them, such as exchanging a right to receive a payment in foreign currency for the right to receive U.S. dollars. Currency swap agreements may be entered into on a net basis or may involve the delivery of the entire principal value of one designated currency in exchange for the entire principal value of another designated currency. In such cases, the entire principal value of a currency swap is subject to the risk that the counterparty will default on its contractual delivery obligations.

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Credit Default Swaps. The Funds may enter into credit default swap contracts and options thereon. A credit default swap consists of an agreement between two parties in which the “buyer” agrees to pay to the “seller” a periodic stream of payments over the term of the contract and the seller agrees to pay the buyer the par value (or other agreed-upon value) of a referenced debt obligation upon the occurrence of a credit event with respect to the issuer of the referenced debt obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in a credited fault swap. As the buyer in a credit default swap, a Fund would pay to the counterparty the periodic stream of payments. If no default occurs, the Fund would receive no benefit from the contract. As the seller in a credit default swap, the Fund would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. A Fund will generally segregate liquid assets to cover any potential obligation under a credit default swap sold by it. The use of credit default swaps could result in losses to the Funds if the Investment Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

Inflation Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the net asset value of a Fund against an unexpected change in the rate of inflation measured by an inflation index. The value of inflation swap agreements is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

Swaptions. An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

General Risks of Swaps. The risks associated with swap transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of swaps requires an understanding not only of the underlying instrument but also of the swap contract itself. Swap transactions may be subject to the risk factors generally applicable to derivatives transactions described above, and may also be subject to certain additional risk factors, including:

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Swap agreements are not traded on exchanges and not subject to government regulation like exchange traded derivatives. As a result, parties to a swap agreement are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges.

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In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

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The swaps market is a relatively new market and is largely unregulated. It is possible that further developments in the swaps market, including potential governmental regulation, could adversely affect the Funds’ ability to utilize swaps, terminate existing swap agreements or realize amounts to be received under such agreements.

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Structured Products

The Funds also may invest a portion of their assets in structured notes and other types of structured investments (referred to collectively as “structured products”). A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. The cash flow or rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced factor. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the referenced factor could result in a relatively large loss in the value of a structured note.

Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where a Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. A Fund may have the right to receive payments to which it is entitled only from the structured investment, and generally does not have direct rights against the issuer. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured investment vehicles generally pay their share of the investment vehicle’s administrative and other expenses.

Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Combined Transactions

Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. A Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Investment Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.

Regulatory Matters

As described herein, a Fund may be required to cover its potential economic exposure to certain derivatives transactions by holding an offsetting financial position and/or segregating liquid assets equal in value to the Fund’s potential economic exposure under the transaction. The Funds will cover such transactions as described herein or in such other manner as may be in accordance with applicable laws and regulations. Assets used to cover derivatives transactions cannot be sold while the derivatives position is open, unless they are replaced by other appropriate assets. Segregated liquid assets and assets held in margin accounts are not otherwise available to the Funds for investment purposes. If a large portion of a Fund’s assets are used to cover derivatives transactions or are otherwise segregated, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations. With respect to derivatives which are cash settled (i.e., have no physical delivery requirement), a Fund is permitted to segregate cash and/or liquid securities in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the daily net liability) under the derivative, if any, rather than the derivative’s full notional value or the market value of the instrument underlying the derivative, as applicable. By segregating cash and/or liquid securities equal to only its net obligations under cash-settled derivatives, the Funds will have the ability to employ a form of leverage through the use of certain derivative transactions to a greater extent than if the Funds were required to segregate assets equal to the full notional amount of the derivative or the market value of the underlying instrument, as applicable.

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Each of the exchanges and other trading facilitates on which options are traded has established limitations on the maximum number of put or call options on a given underlying security that may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on different exchanges or through one or more brokers. These position limits may restrict the number of listed options which the Funds may write. Option positions of all investment companies advised by the Investment Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in excess of these limits and may impose certain other sanctions or restrictions.

INVESTMENT RESTRICTIONS

The investment restrictions for the Funds as set forth below are fundamental policies of the Funds that may not be changed without the approval of such Fund’s shareholders. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies specifically identified as fundamental in the Prospectuses or this SAI, the Funds’s investment objectives as described in the Prospectuses and all other investment policies and practices described in the Prospectuses and this SAI are non-fundamental and may be changed by the Board without the approval of the shareholders.

Unless otherwise indicated, all of the percentage limitations below and the investment restrictions recited in the Prospectuses apply to the Funds on an individual basis, and apply only at the time a transaction is entered into. Therefore, a change in the percentage that results from a relative change in values or from a change in a Fund’s net assets will not be considered a violation of such Fund’s policies or restrictions.

The Funds may not:

1.
Issue senior securities nor borrow money, except a Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

2.
Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3.
Invest in any security if, as a result, 25% or more of the value of a Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry, except as otherwise provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time, provided, however, that the Fund will, in normal circumstances, invest more than 25% of its assets in the natural resources industry, including master limited partnerships (“MLPs”) operating in such industry, and may invest to an unlimited degree in securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions.

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4.
Purchase or sell real estate except that a Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

5.
Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit a Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the1940 Act, as amended from time to time.

6.
Make loans of money or property to any person, except (a) to the extent that securities or interests in which the respective Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the respective Fund from the provisions of the 1940 Act, as amended from time to time.

MANAGEMENT OF THE FUNDS

The Board has overall responsibility for monitoring the operations of the Funds and for supervising the services provided by the Investment Adviser and other organizations. The officers of the Trust are responsible for managing the day-to-day operations of the Funds.

Set forth below is information with respect to each of the Trustees and officers of the Trust, including their principal occupations during the past five years. The business address of the Funds, its Trustees and Officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

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Board of Trustees

Name and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2010	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 - present) (registered investment adviser). Previously, Director of Southern Methodist University’s ENCAP Investment & LCM Group Alternative Asset Management Center (2006 - 2011). Previously, Chief Investment Officer of Panagora Asset Management, Inc. (1999 - 2007) (investment management company).	7	CM Advisers Family of Funds (2 series) (2003 - present) and Dreman Contrarian Fund (2 series) (2007 - present).
Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	Trustee since 2010	Retired. Private investor with over 35 years of experience in asset management, investment banking and general business matters.	7	None.
Ronald P. Trout (1939)	Trustee and Chairman of the Nominating, Corporate Governance and Compensation Committee	Trustee since 2010	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 - 2002) (investment management company).	7	Dorchester Minerals LP (2008 - present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)
Interested Trustee
Jerry V. Swank(2) (1951)	Trustee, Chairman of the Board and Chief Executive Officer	Trustee since 2010	Managing Partner of the Investment Adviser and founder Swank Capital, LLC of (2000 - present).	7
E-T Energy Ltd. (2008 - present). (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (storage and transportation of refined petroleum products and petrochemicals).

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(1)
The “Fund Complex” includes each series of the Trust and each other registered investment company for which the Investment Adviser serves as investment adviser. As of the date of this SAI, there are six funds in the Fund Complex.

(2)	Mr. Swank is an “interested person” of the Funds, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Investment Adviser.

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Trustee Qualifications

The Board has determined that each Trustee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, and (v) ability, judgment, attributes and expertise. In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Funds.

Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the 1933 Act or the rules and regulations of the SEC.

Brian  R. Bruce. Mr. Bruce has served as a Trustee of Funds in the Fund Complex since 2007. Through his experience as a Trustee of and Chairman of the Audit Committee of Funds in the Fund Complex and certain other registered investment companies, as a professor at Southern Methodist University’s Cox School of Business and Director of the ENCAP Investments & LCM Group Alternative Asset Management Center and as a chief executive officer, and formerly chief investment officer, of investment management firms, Mr. Bruce is experienced in financial, accounting, regulatory and investment matters.

Edward N. McMillan. Mr. McMillan has served as a Trustee of Funds in the Fund Complex since 2007. Through his experience as lead independent Trustee of Funds in the Fund Complex, 35 years of investment management experience, including as president of a small cap equity management firm, and prior service as chairman of the board of four registered investment companies, Mr. McMillan is experienced in financial, regulatory and investment matters.

Ronald P. Trout. Mr. Trout has served as a Trustee of Funds in the Fund Complex since 2007. Through his experience as a Trustee of Funds in the Fund Complex, as founding partner and senior vice president of an investment management firm and his service on the board of a publicly traded natural resources company, Mr. Trout is experienced in financial, regulatory and investment matters.

Jerry V. Swank. Mr. Swank has served as a Trustee of Funds in the Fund Complex since 2007. Through his experience as a Trustee and chairman of the Board of Trustees of Funds in the Fund Complex, managing partner of the Investment Adviser and founder of Swank Capital, LLC and his extensive professional experience, with investment firms and an oil & gas research and consulting, Mr. Swank is experienced in financial, regulatory and investment matters.

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Executive Officers

The following information relates to the executive officers of the Trust who are not Trustees. The officers of the Trust will serve until their respective successors are chosen and qualified.

Name and Year of Birth	Position	Principal Occupation During the Past Five Years
Daniel L. Spears (1972)	President	Partner and portfolio manager of the Investment Adviser (2006 - present). Previously, investment banker at Banc of America Securities, LLC (1998 - 2006).
John H. Alban (1963)	Chief Financial Officer and Treasurer
Chief Operating Officer (“COO”) and Chief Financial Officer of the Investment Adviser (2010 - present). Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 - 2009); COO of Spinnerhawk Capital Management, L.P. (2005 - 2007)

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary
General Counsel and Chief Compliance Officer of the Investment Adviser (2010-present); Partner at Akin Gump Strauss Hauer & Feld LLP (2005 - 2010); Vice President, Legal, Compliance and Administration at American Beacon Advisors (1995 - 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 - 1995).

Elizabeth F. Toudouze (1962)	Executive Vice President	Partner of the Investment Adviser (2006 – present). Previously, ran a family office.
J. Parker Roy (1964)	Vice President	Senior Managing Director of the Investment Adviser (2010 – present). Previously, National Business Development Director and other positions of Morgan Stanley Smith Barney (1995 – 2010).
Judd B. Cryer (1973)	Vice President
Managing Director, Senior Research Analyst and Portfolio Manager of the Investment Adviser (2005 - present). Previously, a consulting engineer at Utility Engineering Corp. (1999 - 2003) and a project manager with Koch John Zink Company (1996 - 1998).

Board Leadership Structure

The primary responsibility of the Board of Trustees is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Funds’ day-to-day operations are managed by the Investment Adviser and other service providers who have been approved by the Board. The Board is currently comprised of four Trustees, three of whom are classified under the 1940 Act as “non-interested” persons of the Funds (“Independent Trustees”) and one of whom is classified as an interested person of the Funds (“Interested Trustee”). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

An Interested Trustee, Mr. Jerry V. Swank, currently serves as Chairman of the Board. The Chairman of the Board presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Independent Trustees have selected Mr. Edward N. McMillan as lead Independent Trustee. The lead Independent Trustee participates in the planning of Board meetings, seeks to encourage open dialogue and independent inquiry among the trustees and management, and performs such other functions as may be requested by the Independent Trustees from time to time.

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The Board meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone. The Independent Trustees are advised by independent legal counsel and regularly meet outside the presence of Funds management.

The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The committees of the Board are the Audit Committee and the Nominating, Corporate Governance and Compensation Committee. The functions and role of each Committee are described below under “Board Committees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board has determined that this leadership structure, including a Chairman of the Board who is an Interested Trustee, a Lead Independent Trustee, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Funds. In reaching this conclusion, the Board considered, among other things, the role of the Investment Adviser in the day-to-day management of Funds affairs, the extent to which the work of the Board will be conducted through the Committees, the projected net assets of the Funds and the management, distribution and other service arrangements of the Funds. The Board also believes that its structure, including the presence of one Trustee who is an executive officer of the Investment Adviser, facilitates an efficient flow of information concerning the management of the Funds to the Independent Trustees.

The Board met five times during the fiscal year ended November 30, 2012.

Board Committees

Nominating and Corporate Governance Committee. Messrs. Bruce, McMillan and Trout, who are not “interested persons” of the Funds, as defined in the 1940 Act, serve on the Trust’s Nominating and Corporate Governance Committee. Mr. Trout serves as chairman of the Nominating and Corporate Governance Committee. As part of its duties, the Nominating and Corporate Governance Committee makes recommendations to the full Board with respect to candidates for the Board in the event that a position is vacated or created. The Nominating and Corporate Governance Committee would consider Trustee candidates recommended by Shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Trust. In considering candidates submitted by Shareholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate.  The Nominating and Corporate Governance Committee met three times during the fiscal year ended November 30, 2012.

Audit Committee. Messrs. Bruce, McMillan and Trout, who are not “interested persons” of the Funds, as defined in the 1940 Act, serve on the Funds’ Audit Committee. Mr. Bruce serves as chairman of the Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Funds and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Funds’ financial statements and the audit thereof and acting as a liaison between the Board and the Funds’ independent registered public accounting firm.  The Audit Committee met three times during the fiscal year ended November 30, 2012.

Board’s Role in Risk Oversight

The Funds have retained the Investment Adviser to provide investment advisory services and certain administrative services. The Investment Adviser is primarily responsible for the management of risks that may arise from Fund investments and operations. Certain employees of the Investment Adviser serve as the Trust’s officers, including the Trust’s President, Chief Executive Officer and Chief Financial Officer. The Board oversees the performance of these functions by the Investment Adviser, both directly and through the Committee structure the Board has established. The Board receives from the Investment Adviser reports on a regular and as-needed basis relating to the Funds’ investment activities and to the actual and potential risks of the Funds, including reports on investment risks, compliance with applicable laws, and the Funds’ financial accounting and reporting. In addition, the Board meets periodically with the portfolio managers of the Funds to receive reports regarding the portfolio management of the Funds and its performance and investment risks.

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In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures of the Funds that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

Trustee Share Ownership

The Trustees owned the following dollar ranges of equity securities in the Funds as of the end of the most recently completed calendar year:

Name of Trustee	Dollar Range of Equity Securities in the Cushing® MLP Premier Fund	Dollar Range of Equity Securities in the Cushing® Royalty Energy Income Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
INDEPENDENT TRUSTEES:
Brian R. Bruce . . . . . . . . . . . . .	None	None	$10,001 - $50,000
Edward N. McMillan . . . . . . . .	None	None	$50,001 - $100,000
Ronald P. Trout. . . . . . . . . . . . .	None	None	$10,001 - $50,000

INTERESTED TRUSTEE:
Jerry V. Swank . . . . . . . . . . . . .	over $100,000(2)	$50,001 - $100,000	over $100,000
______________________
(1)
The “Family of Investment Companies” includes each series of the Trust and each other registered investment company for which the Investment Adviser serves as investment adviser. As of the date of this SAI, there are six funds in the Family of Investment Companies.

(2)
An affiliate of the Investment Adviser purchased shares of the Cushing® MLP Premier Fund, the Trust’s first series, in order to provide the Trust with over $100,000 of net capital as required by the 1940 Act.  Mr. Swank may be deemed to be a beneficial owner of the Funds’ shares by virtue of his control of the Investment Adviser and of the affiliate that purchased the shares.

(3)
An affiliate of the Investment Adviser purchased shares of the Cushing® Royalty Energy Income Fund in order to provide the Fund with seed capital to commence operations.  Mr. Swank may be deemed to be a beneficial owner of the Fund’s shares by virtue of his control of the Investment Adviser and of the affiliate that purchased the shares.

Management Ownership of Fund Shares.  As of February 28, 2013, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of all shares of  the Cushing® MLP Premier Fund.  As of February 28, 2013, the Trustees and Officers of the Trust, as a group, beneficially owned 12.68% of the Class I shares of the Cushing® Royalty Energy Income Fund.

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Remuneration of Trustees and Officers

Each Trustee who is not an “interested person,” as defined by the 1940 Act, of the Trust is paid: (i) an annual retainer of $90,000; (ii) a fee of $2,000 for each in-person meeting of the Board attended; (iii) a fee of $1,000 per fund for each Audit Committee meeting attended; and (iv) a fee of $500 per fund for each telephonic meeting of the Board attended; provided however, that in-person, Audit Committee and telephonic meeting fees are waived for funds in the Fund Complex with assets of less than $100 million. The annual retainer is allocated pro rata based upon assets among all funds in the Fund Complex. Officers of the Trust, all of whom are members, officers, or employees of the Investment Adviser, or their affiliates, receive no compensation from the Trust. Total compensation (excluding reimbursements) is reflected in the following table for the most recently completed fiscal year:

Trustee(1)	Aggregate Estimated Compensation From Funds(2)	Pension or Retirement Benefits Accrued as Part of Funds Expenses(3)	Estimated Annual Benefits Upon Retirement(3)	Total Compensation from Funds and Fund Complex Paid to Trustees(4)
INDEPENDENT TRUSTEES:
Brian R. Bruce . . . . . . . . . . . .	$59,460	None	None	$107,497
Edward N. McMillan. . . . . . .	$59,460	None	None	$107,497
Ronald P. Trout . . . . . . . . . . .	$59,460	None	None	$107,497
____________________
(1)	Trustees not entitled to compensation are not included in the table.
(2)
Includes $58,460 in compensation paid with respect to The Cushing® MLP Premier Fund; and includes $1,000 in actual compensation paid as well as estimated payments with respect to The Cushing® Royalty Energy Income Fund since the Fund has not completed its first full year of operations.

(3)	The Funds do not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.
(4)
The “Fund Complex” includes each series of the Trust and each other registered investment company for which the Investment Adviser serves as investment adviser. As of the date of this SAI, there are six funds in the Fund Complex.

Shareholder Communications

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications directly to the Board (or individual Board member(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified above for each Trustee. Other shareholder communications received by the Funds not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained in those communications.

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INVESTMENT ADVISORY AGREEMENT

The Investment Adviser provides investment advisory services to the Funds pursuant to the terms of separate Investment Advisory Agreements (the “Advisory Agreements”), between the Investment Adviser and the Trust, on behalf of each Fund. The Advisory Agreements have an initial term expiring two years after the date of its execution, and may be continued in effect from year to year thereafter subject to the approval thereof by (1) the Board or (2) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of a Fund, provided that in either event the continuance must also be approved by a majority of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Trust or the Investment Adviser (the “Independent Trustees”), by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements also terminate automatically in the event of an assignment, as defined in the 1940 Act and the rules thereunder.

The Investment Adviser also provides such additional administrative services as the Funds may require beyond those furnished by the Administrator and furnishes, at its own expense, such office space, facilities, equipment, clerical help, and other personnel and services as may reasonably be necessary in connection with the operations of the Funds. In addition, the Investment Adviser pays the salaries of officers of the Trust who are employees of the Investment Adviser and any fees and expenses of Trustees of the Trust who are also officers, directors, or employees of the Investment Adviser or who are officers or employees of any company affiliated with the Investment Adviser and bears the cost of telephone service, heat, light, power, and other utilities associated with the services it provides.

For its services the Investment Adviser is paid a fee at the end of each calendar month equal to 1.10% of the average daily value of the Cushing® MLP Premier Fund’s managed assets during such month and 1.35% of the average daily value of the Cushing® Royalty Energy Income Fund’s managed assets during such month.  The Investment Adviser has agreed to waive a portion of its management fee for each Fund through March 31, 2014.  In addition, the Investment Adviser has agreed to reimburse the Funds for certain fund operating expenses such that total annual fund operating expenses (excluding front-end sales loads, deferred sales charges, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses) will not exceed 1.40% for each of Class A shares, Class C shares and Class I shares, respectively for the Cushing® MLP Premier Fund and 1.75% for each of the Cushing® Royalty Energy Income Fund for Class A Shares, Class C Shares and Class I Shares, respectively, subject to possible recoupment from a Fund in future years on a rolling three year basis (within three years after the fees have been waived and expenses reimbursed).  For the periods indicated below, the Funds paid the following fees to the Investment Adviser:

The Cushing® MLP Premier Fund Management Fees (Fiscal Years Ended November 30)
	2012	2011	2010*
Management Fees Accrued	$4,564,051	$747,280	$2,235
Management Fees Waived	$269,093	$660,867	$140,836
Management Fees Recouped	$0	$0	$0
Management Fees Paid	$4,294,958	$86,413	$0
* For the period from commencement of operations on October 20, 2010, through the fiscal year end.

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The Cushing® Royalty Energy Income Fund Management Fees (Fiscal Year Ended November 30)

2012*
Management Fees Accrued	$886
Management Fees Waived	$307,192
Management Fees Recouped	$0
Management Fees Paid	($306,306)
                                          * For the period from commencement of operations on July 2, 2012, through the Fund's fiscal year end.

PORTFOLIO MANAGERS

Jerry V. Swank, Daniel L. Spears and Kevin P. Gallagher (the “portfolio managers”) are primarily responsible for the day-today management of the Cushing® MLP Premier Fund’s portfolio and Jerry V. Swank, Daniel L. Spears and Judd B. Cryer are primarily responsible for the day-to-day management of the Cushing® Royalty Energy Income Fund. The following section discusses the accounts managed by the portfolio managers, the structure and method of their compensation and potential conflicts of interest.

Other Accounts Managed by the Portfolio Managers. The following table reflects information regarding accounts for which each portfolio manager has day-to-day management responsibilities (other than the Funds).  Accounts are grouped into three categories: (a) registered investment companies, (b) other pooled investment accounts, and (c) other accounts.

As of December 31, 2012, Mr. Swank managed or was a member of the management team for the following client accounts (including the Funds):

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies.	6	$1,250 million	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies . . . . . . . . . . . . . . .	8	$707 million	7	$691 million
Other Accounts . . . . . . . . . . . . . .	6	$257 million	1	$14 million

As of December 31, 2012, Mr. Spears managed or was a member of the management team for the following client accounts (including the Funds):

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies.	5	$1,231 million	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies . . . . . . . . . . . . . . .	0	$0	0	$0
Other Accounts . . . . . . . . . . . . . .	0	$0	0	$0

As of December 31, 2012, Mr. Gallagher managed or was a member of the management team for the following client accounts (including the Cushing® MLP Premier Fund):

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	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies.	1	$675 million	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies . . . . . . . . . . . . . . .	2	$575 million	2	$575 million
Other Accounts . . . . . . . . . . . . . .	0	$0	0	$0

As of November 30, 2012, Mr. Cryer managed or was a member of the management team for the following client accounts (including the Cushing® Royalty Energy Income Fund):

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies.	3	$864 million	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies . . . . . . . . . . . . . . .	0	$0	0	$0
Other Accounts . . . . . . . . . . . . . .	0	$0	0	$0

Compensation and Potential Conflicts of Interest.   Messrs. Swank, Spears, Gallagher and Cryer are compensated by the Investment Adviser. Mr. Swank and Mr. Spears are principals of the Investment Adviser and are compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. The partnership distributions are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period.  Messrs. Cryer and Gallagher receive a fixed salary and a discretionary bonus based on the pre-tax performance of the Fund each manages and other portfolios for which they serve as a portfolio manager.  Some of the other accounts managed by Messrs Swank, Spears, Gallagher and Cryer have investment strategies that are similar to the Funds’ investment strategies. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

Ownership of Securities. For the fiscal year ended November 30, 2012, the portfolio managers owned shares of the Funds in the following amounts:

Portfolio Manager	Dollar Range of Equity Securities Owned in The Cushing® MLP Premier Fund	Dollar Range of Equity Securities Owned in The Cushing® Royalty Energy Income Fund
Jerry V. Swank	$50,001 - $100,000(1)	$50,001 - $100,000(2)
Daniel L. Spears	None	None
Judd B. Cryer	N/A	None
Kevin P. Gallagher	N/A	N/A
(1)       An affiliate of the Investment Adviser purchased shares of the Funds in order to provide the Trust with over $100,000 of net capital as required by the 1940 Act.  Mr. Swank may be deemed to be a beneficial owner of the Funds’ shares by virtue of his control of the Investment Adviser and of the affiliate that purchased the shares.

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(2)      An affiliate of the Investment Adviser purchased shares of The Cushing® Royalty Energy Income Fund in order to provide the Fund with seed capital to commence operations.  Mr. Swank may be deemed to be a beneficial owner of the Fund’s shares by virtue of his control of the Investment Adviser and of the affiliate that purchased the shares.

CODE OF ETHICS

The Funds, the Investment Adviser and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. The codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds. The codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes of ethics are available on the EDGAR Database on the SEC’s web site (http://www.sec.gov), and copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

As of February 28, 2013, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

Cushing® MLP Premier Fund – Class A
Name and Address	% Ownership	Type of Ownership
UBS 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	40.34%	Record
American Enterprise Investment Services, Inc. 707 2nd Avenue S Minneapolis, MN 55440-9446	21.62%	Record
LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	5.14%	Record

Cushing® MLP Premier Fund – Class C
Name and Address	% Ownership	Type of Ownership
UBS 1000 Harbor Blvd, 5th Floor Weehawken, NJ 07086-6761	28.84%	Record
American Enterprise Investment Services, Inc. 707 2nd Avenue S Minneapolis, MN 55440-9446	7.94%	Record

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Cushing® MLP Premier Fund – Class I
Name and Address	% Ownership	Type of Ownership
National Financial Services 200 Liberty St. New York, NY 10281	9.13%	Record
LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121-1968	7.70%	Record
Morgan Stanley Smith Barney LLC 201 Plaza Two, Floor 3 Jersey City, NJ 07311	5.26%	Record

Cushing® Royalty Energy Income Fund– Class A
Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	80.84%	Record
Pershing LLC P.O. Box 2052 Jersey City, NY 07303-2052	8.41%	Record

Cushing® Royalty Energy Income Fund– Class C
Name and Address	% Ownership	Type of Ownership
BB&T Securities LLC (Sub 001) 8006 Discovery Dr. Richmond, VA 23229-8600	29.40%	Record
Pershing LLC P.O. Box 2052 Jersey City, NY 07303-2052	6.53%	Record
Raymond James & Associates Inc. 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	5.73%	Record

Cushing® Royalty Energy Income Fund– Class I
Name and Address	% Ownership	Type of Ownership
Raymond James & Associates Inc. 880 Carillon Pkwy. St. Petersburg, FL 33716-1100	63.69%	Record
Cushing® MLP Asset Management 8117 Preston Rd., Ste 440 Dallas, TX 75225-6324	12.68%	Record

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SERVICE PROVIDERS

Administrator

U.S. Bancorp Fund Services, LLC (the “Administrator”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administration services to the Funds pursuant to a Fund Administration Servicing Agreement with the Trust (the “Administration Agreement”). The Administration Agreement provides that the Administrator will furnish the Funds with various administrative services including, but not limited to, (i) the preparation and coordination of reports to the Board; preparation and filing of securities and other regulatory filings (including state securities filings); (ii) marketing materials, tax returns and shareholder reports; (iii) review and payment of Fund expenses; (iv) monitoring and oversight of the activities of the Funds’ other servicing agents (i.e., transfer agent, custodian, accountants, etc.); (v) maintaining books and records of the Funds; and (vi) administering shareholder accounts. In addition, the Administrator may provide personnel to serve as officers of the Trust. The salaries and other expenses of providing such personnel are borne by the Administrator. Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with its performance as Administrator, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

The Administrator receives from the Funds an annual fee, payable monthly, based on the average net assets of the Funds. The Administration Agreement has an initial term of one year and thereafter will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board upon the giving of 90 days’ written notice to the Administrator, or by the Administrator upon the giving of 90 days’ written notice to the Trust .

The Fund's compensated USBFS for such services in the following amounts:

Fiscal Years Ended November 30,
	2012	2011	2010*
The Cushing® MLP Premier	$417,924	$122,401	$4,646
The Cushing® Royalty Energy Income Fund	$38,350**	N/A	N/A
                     *For the period from commencement of operations on October 10, 2010, through the fiscal year end November 30, 2010.

           **For the period from commencement of operations on July 2, 2012, through the fiscal year end November 30, 2012.

Accounting Services Agreement

The Administrator also provides fund accounting services to the Funds pursuant to the Fund Accounting Servicing Agreement with the Trust (the “Fund Accounting Servicing Agreement”). For its accounting services, the Administrator is entitled to receive annual fees, payable monthly, based on the average net assets of the Funds.

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Transfer Agent

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Funds pursuant to the Transfer Agent Agreement with the Trust (the “Transfer Agent Agreement”). Under the Transfer Agent Agreement, the Transfer Agent has agreed to issue and redeem shares of the Funds, make dividend and other distributions to shareholders of the Funds, respond to correspondence by Fund shareholders and others relating to its duties, maintain shareholder accounts and make periodic reports to the Funds.

Custodian

U.S. Bank, National Association (the “Custodian”), 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Funds pursuant to the Custodian Agreement with the Trust (the “Custodian Agreement”). The Custodian and the Administrator are affiliates of each other. Under the Custodian Agreement, the Custodian is responsible for, among other things, receipt of and disbursement of funds from the Funds’ accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

The Distributor

Quasar Distributors, LLC (the “Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the distributor for the Funds pursuant to the Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor and the Administrator are affiliates of each other.

Pursuant to the Distribution Agreement, Quasar receives the sales load on sales of Class A Shares and Class C Shares of the Funds and reallows a portion of the sales load to broker-dealers. Quasar also receives the distribution fees payable pursuant to the Funds’ Rule 12b-1 Distribution Plan and Service Plan for Class A and Class C Shares described below. There is no Rule 12b-1 Plan Distribution Plan or Service Plan for Class I Shares of the Funds. The Distribution Agreement may be terminated at any time upon sixty (60) days’ written notice, without payment of a penalty, by Quasar, by vote of a majority of the outstanding class of voting securities of a Fund, or by vote of a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Agreement. The Distribution Agreement will terminate automatically in the event of its assignment.

Pursuant to the Distribution Agreement, Quasar facilitates the registration of the Funds’ shares under state Blue Sky laws and assists in the sale of shares. The shares of the Funds are continuously offered by Quasar. Quasar is not obligated to sell any specific number of shares of the Funds but has undertaken to sell such shares on a best efforts basis.

With respect to sales of Class A Shares of the Funds, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

	Total Sales Charge
Amount Invested	Sales Charge as a Percentage of Purchase Price	Sales Charge as a Percentage of Net Amount Invested	Reallowed to Dealers (As a Percentage of Purchase Price)
Less than $50,000 . . . . . . . . . . . . . . . . . .	5.75%	6.10%	5.75%
$50,000 to $99,999 . . . . . . . . . . . . . . . . .	4.75%	4.99%	4.75%
$100,000 to $249,999 . . . . . . . . . . . . . . .	3.50%	3.63%	3.50%
$250,000 to $499,999 . . . . . . . . . . . . . . .	2.50%	2.56%	2.50%
$500,000 to $999,999 . . . . . . . . . . . . . . .	2.00%	2.04%	2.00%
$1 million or more . . . . . . . . . . . . . . . . .	None	None	None

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For the fiscal year ended November 30, 2012, the Distributor did not retain any underwriting commissions.

Distribution (Rule 12b-1) Plan and Service Plan. The Funds have adopted a distribution plan (the “Distribution Plan”) with respect to its Class A Shares and Class C Shares pursuant to Rule 12b-1 under the1940 Act. The Funds also adopted a service plan (the “Service Plan”) with respect to its Class A Shares and Class C Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the “Plans.” Pursuant to the Plans each share class of the Funds other than the Class I Shares may pay to the Distributor, the Adviser and others a fee in the amount of up to: (i) 0.25% per annum of the average daily net asset value of Class A Shares of the Funds; and (ii) 1.00% per annum (of which 0.25% is a service fee) of the average daily net asset value of Class C Shares of the Funds.

The Plans permits the Funds to compensate the Distributor, the Investment Adviser and others in connection with activities intended to promote the sale of each class of shares of the Funds (except for Class I Shares). Expenditures under the Plans may consist of: (i) commissions to sales personnel for selling Fund shares; including travel, entertainment and business development expenses; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with Distributor in the form of a Dealer Agreement for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds’ Prospectuses and Statement of Additional Information for distribution to potential investors; (vii) website maintenance fees; (viii) interest on loans; (ix) bank fees; (x) temporary help; (xi) telephone; (xii) consulting/research fees; (xiii) Class A Shares trail commissions; (xiv) Class C Shares debt servicing; (xv) Class C Shares trailer commissions; and (xvi) other activities that are reasonably calculated to result in the sale of shares of the Funds.

A portion of the fees paid to the Distributor, the Investment Adviser and others pursuant to the Plans, not exceeding 0.25% annually of the average daily net assets of the Funds’ shares, may be paid as compensation for providing services to the Funds’ shareholders, including assistance in connection with inquiries related to shareholder accounts (the “Service Fees”). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of the Distributor, such as services to the Funds’ shareholders; services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; services permitting more efficient methods of purchasing and selling shares; or transmission of orders for the purchase or sale of shares by computerized tape or other electronic equipment; or other processing.

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The Funds paid distribution and shareholder servicing fees for the fiscal year ended November 30, 2012 as follows:

	Class A Shares	Class C Shares
The Cushing® MLP Premier Fund	$526,835	$1,416,630
The Cushing® Royalty Energy Income Fund	$71	$206

The Board has concluded that there is a reasonable likelihood that the Plans will continue to benefit the Funds and their shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Board reviews a report on expenditures under the Plans and the purposes for which expenditures were made. The Board conducts an additional, more extensive review annually in determining whether the Plans should be continued. Continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees acting separately on behalf of the Funds and class and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs that the Funds may bear pursuant to the applicable Plan without approval of the shareholders of the affected class of shares of each Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees acting separately on behalf of each Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provides that while the Plans are in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the class of shares of a Fund to which the Plans relate.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees. Shareholders of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series. The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

As described in the Funds’ Prospectuses, redemptions of Class C Shares will be subject to a contingent deferred sales charge (“CDSC”). Shareholders who think they may be eligible for a contingent deferred sales charge waiver should contact their financial intermediary. A Shareholder must notify the Funds prior to the redemption request to ensure receipt of the waiver. The CDSC is waived on redemptions in the circumstances described below:

Redemption Upon Death or Disability. The Funds will waive the CDSC on redemptions following the death or disability of a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”), which in pertinent part defines a person as disabled if such person “is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.” While the Funds do not specifically adopt the balance of the Code’s definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.

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In cases of death or disability, the CDSC will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

Redemption in Connection with Certain Distributions from Retirement Plans. The Funds will waive the CDSC when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC will be waived in connection with required minimum distributions from a tax-deferred retirement plan or an individual retirement account (“IRA”) required to be distributed in accordance with Code Section 401(a)(9). The Funds do not intend to waive the CDSC for any distributions from IRAs or other retirement plans not specifically described above.

Redemption Pursuant to a Systematic Withdrawal Plan.  A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder’s investment in a Fund by authorizing its financial intermediary to redeem a specified amount of the participating shareholder’s investment in the Funds on a periodic basis.  The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in such systematic withdrawal plan. The CDSC resulting from redemptions pursuant to a systematic withdrawal plan through a financial intermediary that has entered into agreement with the Funds may be waived.  The amount of the shareholder’s investment in the Funds at the time the plan is established with respect to the Funds is hereinafter referred to as the “initial account balance.” The amount to be systematically redeemed from the Funds without the imposition of a CDSC may not exceed a maximum of 12% annually of the shareholder’s initial account balance.  Certain other terms and conditions, including minimum amounts, may apply.  Contact your financial intermediary for details.  Not all financial intermediaries offer this plan.

REDEMPTION OF SHARES

Redemption Fee Policy

Each Fund will assess a 2% fee on the proceeds of Fund shares redeemed within 60 days of purchase. The redemption fee will be retained from redemption proceeds and paid directly to the Fund. The fee is intended to offset the trading costs and Fund operating expenses associated with frequent trading. When an investor redeems Fund shares subject to the redemption fee, a Fund will first redeem any shares that are not subject to the redemption fee, and then redeem the shares owned for the longest period of time, unless asked to redeem shares in a different order. The Funds reserve the right, in their sole discretion, to waive any redemption fee charged to shareholders.

The redemption fee may be waived under the following circumstances:

(i)
redemptions by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) in instances where a Fund reasonably believes either that the intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in Fund shares;

(ii)
when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to a Fund confirming that the trade is actually an error correction;

(iii)
in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed;

(iv)	in the event of the death of the shareholder (including a registered joint owner);

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(v)	for redemptions made pursuant to any of the Funds’ systematic plans;

(vi)	involuntary redemptions caused by operation of law;

(vii)	redemptions initiated by a Fund; and

(viii)
redemptions or exchanges by shareholders investing through qualified retirement plans such as401(k) plans only if the plan sponsor or administrator certifies that the plan does not have the operational capability to assess the fee.

  Upon receipt of a distribution-in-kind (see below) of portfolio securities, the redemption fee will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan:(a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer’s plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The redemption fee will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

The Funds reserve the right to modify or eliminate redemption fee waivers at any time.

In-Kind Redemptions

Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from its portfolio. It is not expected that a Fund would do so except in unusual circumstances. If the Board determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of a Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Securities paid as redemption proceeds will be valued as described in “Net Asset Value” in the Funds’ Prospectuses. A distribution-in-kind will result in the recognition, for U.S. federal, state and local income tax purposes, by a Fund of income and/or gain (but not loss) for any unrealized gain in respect of the distributed securities, and the shareholder receiving the distribution generally will recognize gain or loss, for U.S. federal, state and local income tax purposes, upon such shareholder’s receipt of such securities in exchange for the shareholder’s shares in the Fund. The shareholder may have brokerage costs upon the shareholder’s subsequent disposition of such in-kind securities.

Upon receipt of a distribution-in-kind of portfolio securities, the shareholder, as an owner of an equity security of an MLP, would be subject to more complicated U.S. federal, state and local tax reporting by reason of being a partner in a partnership (the MLP) and may be subject to state and local taxation in jurisdictions in which the MLP transacts business.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds have adopted a written policy relating to disclosure of their portfolio holdings governing the circumstances under which disclosure may be made to shareholders and third parties of information regarding the portfolio investments held by the Funds.

Public Portfolio Disclosure. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (in the Annual Report and Semi-Annual Report to Fund shareholders, filed with the SEC on Form N-CSR, and in the quarterly holdings report filed with the SEC on Form N-Q). These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov .

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On its public web site, the Funds will make available the Funds’ top ten largest portfolio holdings within 15 business days after the end of each calendar quarter.

Portfolio holdings information will be deemed publicly disclosed when it has been posted to the Funds’ public web site or disclosed in a filing with the SEC. The Funds may make disclosures of portfolio holdings to third parties on the same basis as to all shareholders of the Funds. Except for these public disclosures, or as otherwise specifically permitted by the Funds’ policy, information regarding the Funds’ portfolio holdings may not be provided to any person.

Non-Public Portfolio Disclosure. The Funds’ policy permits the disclosure of non-public portfolio holdings to the Investment Adviser or to other service providers to the Funds (including their administrator, distributor, custodian, legal counsel and auditors) or to brokers and dealers through which portfolio securities are purchased and sold (but only with respect to information relating to the particular securities being purchased or sold). The Chief Compliance Officer of the Trust (the “CCO”) is authorized to approve other arrangements under which information relating to portfolio securities held by, or purchased or sold by, the Funds are disclosed to shareholders or third parties, subject to a requirement that the CCO concludes (based upon various factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds. Any such arrangements approved by the CCO are required to be reported to the Board. The Funds believe that the standards applicable to approval of these arrangements should help assure that any disclosure of information is in the best interests of the Funds and its shareholders and that disclosure is not made under circumstances where the Investment Adviser or an affiliated person of the Funds stands to benefit to the detriment of the Funds.

Non-public information regarding the Funds’ portfolio securities, and other information regarding the investment activities of the Funds, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds, but only if such disclosure has been approved by the CCO. In connection with any such arrangement, the recipient of the non-public information must agree to maintain the confidentiality of the information and to use the information only to facilitate its rating or ranking of the Funds.

The CCO is responsible for monitoring the use and disclosure of information relating to the Funds’ portfolio securities and is also responsible to report to the Board at least annually regarding the effectiveness of the Funds’ compliance program, including its policy governing the disclosure of portfolio holdings and any material violations of that policy. Under the Funds’ policy, the Investment Adviser, the Funds and their respective affiliated persons are prohibited from receiving any direct or indirect compensation in consideration of information relating to use and disclosure of the Funds’ portfolio securities held, purchased or sold by the Funds.

Consistent with the Funds’ policy, information relating to the Funds’ portfolio securities are provided to certain persons as described in the following table. Such persons are subject to duties not to trade on such information. There are no other arrangements in effect involving the disclosure of information regarding the Funds’ portfolio holdings.

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Type of Service Provider	Information Disclosed	Frequency	Lag Time	Restrictions
Adviser	Full portfolio holdings	Daily	Real time	Ethical
Administrator	Full portfolio holdings	Daily	Real time	Contractual and Ethical
Custodian	Full portfolio holdings	Daily	Real time	Contractual and Ethical
Distributor	Full portfolio holdings	Daily	Real time	Contractual and Ethical
Auditor	Full portfolio holdings	Semi-annually	As needed	Ethical
Legal counsel	Full portfolio holdings	As needed	As needed	Ethical
Printers	Full portfolio holdings	Semi-annually	At least 30 days	No Formal Restrictions
Fund Rating Agencies	Full portfolio holdings	Monthly/quarterly	At least 30 days	Contractual

TAX MATTERS

This section and the discussion in the Prospectuses (see “Tax Matters”) provide a summary of the material U.S. federal income tax considerations generally applicable to U.S. Fund shareholders that hold shares of the Funds as capital assets (generally, for investment). The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Funds or to all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of shares of the Funds, as well as the effects of state, local and non-U.S. tax laws.

The Funds

Each Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Funds are subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a C corporation, the Funds are subject to state and local income taxation by reason of its investments in equity securities of MLPs. Therefore, the Funds may have state and local income tax liabilities (or benefits) in multiple states, which will reduce the Funds’ cash available to make distributions on the shares of the Funds. The Funds may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Funds’ regular income tax liability. The extent to which the Funds are required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Funds’ cash available to make distributions on the shares of the Funds. The Funds will not be eligible to elect to be treated as a regulated investment company because the Funds intend to invest more than 25% of its assets in the equity securities of MLPs.

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Certain Fund Investments

Energy Trust Securities.  The Cushing® Royalty Energy Income Fund intends to invest in U.S. royalty trusts. U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Cushing® Royalty Energy Income Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Cushing® Royalty Energy Income Fund will have less after-tax cash available for distribution to shareholders.

The Cushing® Royalty Energy Income Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the U.S. royalty trusts in which the Fund invests may be treated as items of tax preference for purposes of calculating the Cushing® Royalty Energy Income Fund’s alternative minimum taxable income.  Such items will increase the Cushing® Royalty Energy Income Fund’s alternative minimum taxable income and increase the likelihood that it may be subject to the alternative minimum tax.

MLP Equity Securities. MLPs are similar to corporations in many respects, but differ in others, especially in the way they are treated for U.S. federal income tax purposes. A corporation is required to pay U.S. federal income tax on its income, and, to the extent the corporation distributes its income to its shareholders in the form of dividends from earnings and profits, its shareholders are required to pay U.S. federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. Unlike a corporation, an MLP is treated for U.S. federal income tax purposes as a partnership, which means that no U.S. federal income tax is paid at the partnership entity level. A partnership’s net income and net gains are considered earned by all of its partners and are generally allocated among all the partners in proportion to their interests in the partnership. Each partner pays tax on its share of the partnership’s net income and net gains regardless of whether the partnership distributes cash to the partners. All the other items (such as losses, deductions and expenses) that go into determining taxable income and tax owed are passed through to the partners as well. Partnership income is thus said to be taxed only at one level — at the partner level.

The Code generally requires all publicly-traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly-traded partnership satisfies certain requirements, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. Such publicly-traded partnerships are referred to herein as MLPs. Under these requirements, an MLP is required to receive 90% of its income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or carbon dioxide. Many MLPs today are in energy, timber or real estate related (including mortgage securities) businesses.

Although distributions from MLPs resemble corporate dividends, they are treated differently for U.S. federal income tax purposes. A distribution from an MLP is not itself taxable (because income of the MLP is taxable to its investors even if not distributed) to the extent of the investor’s basis in its MLP interest and is treated as income or gain to the extent the distribution exceeds the investor’s basis (see description below as to how an MLP investor’s basis is calculated) in the MLP.

To the extent that a Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Funds intend to invest, each Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, a Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

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Each Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), regardless of how long the Fund has held such equity security. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will increase the amount of income or gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund. If the Fund is required to sell equity securities in the MLPs to meet redemption requests, the Fund may recognize ordinary income and/or gain for U.S. federal income tax purposes, which will result in corporate income taxes imposed on the Fund and decrease cash available for distribution to shareholders.

Any capital losses that a Fund recognizes on a disposition of an equity security of an MLP can only be used to offset capital gains that the Fund recognizes. Any capital losses that the Fund is unable to use may be carried forward for a period of five taxable years. Because (i) the period for which capital losses may be carried forward is limited to five taxable years and (ii) the disposition of an equity security of an MLP may be treated, in significant part, as ordinary income, capital losses incurred by the Fund may expire without being utilized.

A Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLP’s in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income. Such items will increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Other Investments. The Funds’ transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses recognized by the Funds (i.e., may affect whether gains or losses are ordinary versus capital or short-term versus long-term), accelerate recognition of income to the Funds and defer Fund losses. These provisions also (a) will require the Funds to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Funds to recognize income without receiving the corresponding amount cash.

If the Funds invest in debt obligations having original issue discount, the Funds may recognize taxable income from such investments in excess of any cash received therefrom.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Funds from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the Funds will reduce the return from the Funds’ investments. Shareholders will not be entitled to claim credits or deductions on their own tax returns for foreign taxes paid by the Funds.

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U.S. Shareholders

Distributions. Distributions by the Funds of cash or property in respect of the shares of the Funds will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Funds’ current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt. Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Funds to certain non-corporate U.S. Shareholders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of a Fund distribution exceeds a Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder’s tax basis in the shares of the Fund, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares of the Fund for more than one year. A distribution will be wholly or partially taxable if a Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year.

U.S. Shareholders that participate in the Funds’ dividend reinvestment plan will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the reinvested amount and (ii) reinvested such amount in shares of the Funds.

Sales of Shares of the Funds. Upon a redemption of shares (as well as certain other taxable transfers), a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on such disposition and the U.S. Shareholder’s adjusted tax basis in the shares of the Funds. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Shareholder has held the shares of the Funds for more than one year at the time of disposition. The deductibility of capital losses is subject to limitations under the Code.

A U.S. Shareholder’s adjusted tax basis in its shares of the Funds may be less than the price paid for the shares of the Funds as a result of distributions by a Fund in excess of the Fund’s earnings and profits (i.e., returns of capital).

UBTI.  Under current law, an investment in shares of the Funds will not generate unrelated business taxable income (“UBTI”) for tax-exempt U.S. Shareholders, provided that the tax-exempt U.S. Shareholder does not incur “acquisition indebtedness” (as defined for U.S. federal income tax purposes) with respect to the shares of the Funds. A tax-exempt U.S. Shareholder would recognize UBTI by reason of its investment in the Funds if the shares of the Funds constitute debt-financed property in the hands of the tax-exempt U.S. Shareholder.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the oversight of the Board, the Investment Adviser is responsible for decisions to buy and sell securities for the Funds, the negotiation of the commissions to be paid on brokerage transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Investment Adviser to seek the best execution at the best security price available with respect to each transaction in light of the overall quality of brokerage and research services provided to the Investment Adviser. In selecting broker/dealers and in negotiating commissions, the Investment Adviser will consider, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.

Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental to those transactions (such as clearance, settlement, and custody).

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In light of the above, in selecting brokers, the Investment Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Investment Adviser or to the Funds. The Investment Adviser believes that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Investment Adviser.

The Investment Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities on behalf of a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between a Fund and other advisory accounts, the main factors considered by the Investment Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the views of the persons responsible for recommending investments to the Fund and such other accounts and funds.

During the most recent fiscal year ended November 30, 2012, the Funds did not acquire any securities of its regular broker dealers.

The Funds paid the following brokerage commissions:

Aggregate Brokerage Commissions Fiscal Years Ended November 30,
	2010	2011	2012
The Cushing® MLP Premier Fund*	$2,416	$326,248	$948,552
The Cushing® Royalty Energy Income Fund**	N/A	N/A	$1,061
*For the period from commencement of operations on October 10, 2010, through the fiscal year end November 30, 2010.

**For the period from commencement of operations on July 2, 2012, through the fiscal year end November 30, 2012.

The table below indicates the portion of the Fund’s aggregate brokerage commissions for the fiscal year ended November 30, 2012 (from the table above) that was directed to brokers who, in addition to providing trade execution, also supplied the Investment Adviser with research, statistical and other services.

Fiscal Year Ended November 30, 2012
	Dollar Value of Securities Traded Generating “Soft Dollar” Brokerage Commissions	Related “Soft Dollar” Brokerage Commissions
The Cushing® MLP Premier Fund	$99,977,300	$93,691
The Cushing® Royalty Energy Income Fund*	$584,149	$676
*For the period from commencement of operations on July 2, 2012, through the fiscal year end November 30, 2012.

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PERFORMANCE INFORMATION

To obtain the Funds’ most current performance information, please visit www.cushingfunds.com.

Performance quotations represent the Funds’ past performance and should not be considered as representative of future results. Each Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities law, as they may be revised from time to time by the SEC.

GENERAL INFORMATION

Proxy Voting

The Funds have delegated authority to vote proxies to the Investment Adviser, subject to the supervision of the Board. Attached hereto as Appendix A is the Investment Adviser’s Proxy Voting Policy which is currently in effect as of the date of this Statement of Additional Information.

The Proxy Voting Policy is subject to change over time. The Funds’ most recent proxy voting record for the period ended June 30, once filed with the SEC, may be obtained without charge, upon request, by calling 877-9-MLPFUNDS (877-965-7386) or by visiting the SEC’s web site at www.sec.gov.

Trustee and Officer Liability

Under the Trust’s Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees, and certain agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims, and expenses arising from any threatened, pending, or completed action, suit, or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees, or agents of the Trust, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.

Shareholder Reports

Semiannual statements are furnished to shareholders, and annually such statements are audited by the Funds’ independent registered public accounting firm.

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at One Victory Park, 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219, is the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for conducting the annual audit of the financial statements of the Funds. The selection of the independent registered public accounting firm is approved annually by the Board of Trustees.

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, serves as counsel to the Funds.

Registration Statement

This SAI and the Prospectuses do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC. A text-only version of the Registration Statement is available on the SEC’s Internet website, www.sec.gov.

Table of Contents - SAI

FINANCIAL STATEMENTS

Each Fund’s Annual Report for the fiscal year ended November 30, 2012, is a separate document supplied upon request and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing therein are incorporated herein by reference into this SAI. All other portions of the Funds’ Annual Reports are not incorporated herein by reference and are not part of the Funds’ registration statement, this SAI or the Funds’ Prospectuses.

Table of Contents - SAI

APPENDIX A

CUSHING® MLP ASSET MANAGEMENT, LP

Proxy Voting Policy

Cushing® MLP Asset Management, LP (the “Investment Manager”) serves as the investment adviser and general partner, respectively, of certain investment vehicles and other clients (each a “Client” and collectively, the “Clients”). Through these relationships the Investment Manager is sometimes delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Manager follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Manager votes, on behalf of each Client, are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Manager and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Manager determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Manager votes in a manner that the Investment Manager believes reasonably furthers the best interests of the Client and is consistent with the Investment Philosophy as set forth in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Manager will cast votes for these matters on a case-by-case basis. The Investment Manager will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Manager and a Client, the Investment Manager will resolve the conflict before voting the proxies. The Investment Manager will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Manager’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Manager maintains records of (i) all proxy statements and materials the Investment Manager receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Questions and Requests

This document is a summary of the proxy voting process. Clients may obtain, free of charge, a full copy of the policies and procedures and/or a record of proxy votes. Any questions or requests should be directed to the Investment Manager.

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A-1

PART C
OTHER INFORMATION

Item 28. Exhibits

(a)	Declaration of Trust.
	(i)	Amended and Restated Agreement and Declaration of Trust(3)
	(ii)	Certificate of Designation for The Cushing MLP Premier Fund(1)
	(iii)	Certificate of Designation for The Cushing Royalty Energy Income Fund(3)
(b)	By-laws.
	(i)	Amended and Restated By-laws of the Trust(3)
(c)	Instruments Defining Rights of Security Holders - Not applicable
(d)	Investment Advisory Agreements.
	(i)	Amended and Restated Investment Management Agreement (3)
	(ii)	Fee Waiver Agreement – filed herewith
(e)	Distribution Agreement.
	(i)	Distribution Agreement(1)
(i) Amendment to Distribution Agreement(3)
(f)	Bonus or Profit Sharing Contracts - Not applicable
(g)	Custody Agreements.
	(i)	Custody Agreement(1)
(1) Amendment to Custody Agreement(3)
(h)	Other Material Contracts.
	(i)	Transfer Agent Agreement(1)
(1) Amendment to Transfer Agent Agreement(3)
	(ii)	Fund Administration Servicing Agreement(1)
(1) Amendment to Fund Administration Agreement(3)
	(iii)	Fund Accounting Servicing Agreement(1)
(1) Amendment to Fund Accounting Agreement(3)
(i)	Legal Opinion and Consent.
	(i)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP for The Cushing MLP Premier Fund(1)
	(ii)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP for The Cushing Royalty Energy Income Fund(3)
(j)	Other Opinions.
	(i)	Consent of independent registered public accounting firm – filed herewith
(k)	Omitted Financial Statements.- Not applicable
(l)	Initial Capital Agreement.
	(i)	Initial Subscription Agreement(1)
(m)	Distribution Plans.
	(i)	Plan of Distribution pursuant to Rule 12b-1 for: (i) The Cushing MLP Premier Fund (1) (ii) The Cushing Royalty Energy Income Fund(3)
	(ii)	Service Plan for: (i) The Cushing MLP Premier Fund (1) (ii) The Cushing Royalty Energy Income Fund(3)
(n)	Rule 18f-3 Plan.
	(i)	Rule 18f-3 Multi-Class Plan(2)
(o)	Reserved.
(p)	Code of Ethics.
	(i)	Code of Ethics of the Fund and the Investment Adviser(1)
	(ii)	Code of Ethics of the Distributor(1)

(q)	Power of Attorney(3)

(1) Incorporated herein by reference to Pre-Effective Amendment No.1 to Registrant’s Registration Statement on Form N-1A (File Nos. 333-167481 and 811-22428) filed with the Commission on September 15, 2010.

(2) Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A filed with the Commission on March 29, 2012.

(3) Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A filed with the Commission on July 2, 2012.

Item 29. Persons Controlled by or Under Common Control with the Fund

None.

Item 30. Indemnification

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant’s Agreement and Declaration of Trust, as amended (the “Agreement and Declaration of Trust”). Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person’s actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, “Disabling Conduct”). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.
Reference is made to Section 7(a) of the Distribution Agreement:

The Trust shall indemnify, defend and hold the Distributor and each of its managers, officers, employees, representatives and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act (collectively, the “Distributor Indemnitees”), free and harmless from and against any and all claims, demands, losses, expenses and liabilities of any and every nature (including reasonable attorneys’ fees) (collectively, “Losses”) that the Distributor Indemnitees may sustain or incur or that may be asserted against a Distributor Indemnitee by any person (i) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus, or in any annual or interim report to shareholders, or in any advertisements or sales literature prepared by the Trust or its agent, or (ii) arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) based upon the Trust’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement; provided, however, that the Trust’s obligation to indemnify the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any advertisement or sales literature in reliance upon and in conformity with written information relating to the Distributor and furnished to the Trust or its counsel by the Distributor for the purpose of, and used in, the preparation thereof. The Trust’s agreement to indemnify the Distributor Indemnitees is expressly conditioned upon the Trust being notified of such action or claim of loss brought against the Distributor Indemnitees within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Distributor Indemnitees, unless the failure to give notice does not prejudice the Trust; provided, that the failure so to notify the Trust of any such action shall not relieve the Trust from any liability which the Trust may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of the Trust’s indemnity agreement contained in this Section 7(A).

Item 31. Business and Other Connections of Investment Adviser

See “Management of the Fund” in the Prospectus and “Management of the Fund” and “Investment Advisory Agreement” in the Statement of Additional Information for information regarding the business of Cushing MLP Asset Management, LP (the “Investment Adviser”). For information as to the business, profession, vocation and employment of a substantial nature of each of the partners and officers of the Investment Adviser, reference is made to the Investment Adviser’s current Form ADV (File No. 801-63255) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

Item 32.  Principal Underwriter.

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Intrepid Capital Management Funds Trust
Advisors Series Trust	IronBridge Funds, Inc.
Aegis Funds	Jacob Funds, Inc.
Aegis Value Fund, Inc.	Jacob Funds II
Allied Asset Advisors Funds	Jensen Portfolio, Inc.
Alpine Equity Trust	Kirr Marbach Partners Funds, Inc.
Alpine Income Trust	Litman Gregory Funds Trust
Alpine Series Trust	LKCM Funds
Artio Global Investment Funds	LoCorr Investment Trust
Artio Select Opportunities Fund, Inc.	Lord Asset Management Trust
Barrett Opportunity Fund, Inc.	MainGate Trust
Brandes Investment Trust	Managed Portfolio Series
Brandywine Blue Fund, Inc.	Matrix Advisors Value Fund, Inc.
Brandywine Fund, Inc.	Merger Fund
Bridges Investment Fund, Inc.	Monetta Fund, Inc.
Brookfield Investment Funds	Monetta Trust
Brown Advisory Funds	Nicholas Family of Funds, Inc.
Buffalo Funds	Permanent Portfolio Family of Funds, Inc.
Country Mutual Funds Trust	Perritt Funds, Inc.
Cushing Funds Trust	PRIMECAP Odyssey Funds
DoubleLine Funds Trust	Professionally Managed Portfolios

Empiric Funds, Inc.	Prospector Funds, Inc.
ETF Series Solutions	Provident Mutual Funds, Inc.
Evermore Funds Trust	Purisima Funds
FactorShares Trust	Rainier Investment Management Mutual Funds
First American Funds, Inc.	RBC Funds Trust
First American Investment Funds, Inc.	SCS Financial Funds
First American Strategy Funds, Inc.	Stone Ridge Trust
Glenmede Fund, Inc.	Thompson IM Funds, Inc.
Glenmede Portfolios	TIFF Investment Program, Inc.
Greenspring Fund, Inc.	Trust for Professional Managers
Guinness Atkinson Funds	USA Mutuals
Harding Loevner Funds, Inc.	USFS Funds Trust
Hennessy Funds Trust	Wall Street Fund, Inc.
Hennessy Funds, Inc.	Wexford Trust/PA
Hennessy Mutual Funds, Inc.	Wisconsin Capital Funds, Inc.
Hennessy SPARX Funds Trust	WY Funds
Hotchkis & Wiley Funds	YCG Funds

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Joseph Bree(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3)	Assistant Treasurer	None

(1)This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2)This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3)This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)	Not applicable.

Item 33. Location of Accounts and Records

All accounts, books and other documents of the Registrant required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder to be maintained (i) by the Registrant, will be maintained at its offices located at 8117 Preston Road, Suite 440, Dallas, Texas 75225; (ii) by the Investment Adviser, will be maintained at its offices located at 8117 Preston Road, Suite 440, Dallas, Texas 75225; (iii) by the Administrator, will be maintained at its offices located at U.S. Bancorp Fund Services, 615 E. Michigan St., 3rd Floor, Milwaukee, WI 53202-5207; (iv) by the Custodian, will be maintained at its offices located at 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212; and (iii) by the Distributor will be maintained at its offices located at 615 East Michigan Street Milwaukee, Wisconsin 53202.

Item 34. Management Services

Not Applicable.

Item 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 13 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Dallas, and State of Texas on the 28th of March, 2013.

By: /s/ Jerry V. Swank Jerry V. Swank Chief Executive Officer and Trustee

As required by the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities set forth below on the 28th day of March, 2013.

Principal Executive Officer:
/s/ Jerry V. Swank Jerry V. Swank	Chief Executive Officer and Trustee
Principal Financial Officer:
/s/ John H. Alban John H. Alban	Chief Financial Officer and Treasurer

Trustees:
*/s/ Brian R. Bruce Brian R. Bruce	Trustee

*/s/ Edward N. McMillan Edward N. McMillan	Trustee

*/s/ Ronald P. Trout Ronald P. Trout	Trustee

* Signed by Barry Y. Greenberg pursuant to a power of attorney previously filed with the Registrant’s Registration Statement on July 2, 2012.
/s/ Barry Y. Greenberg Barry Y. Greenberg Attorney-In-Fact March 28, 2013

INDEX TO EXHIBITS

Exhibit	Exhibit No.

Fee Waiver Agreement	EX.99.d.i
Consent of independent registered public accounting firm	EX.99.j.i